As filed with the Securities and Exchange Commission on January 27, 2023
1933 Act Registration No. 333‑67552
1940 Act Registration No. 811‑10467

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No. ___	☐
Post-Effective Amendment No. 58	☒
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 58	☒
(Check appropriate box or boxes.)

CAUSEWAY CAPITAL MANAGEMENT TRUST
(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard
c/o Causeway Capital Management LLC
15th Floor
Los Angeles, CA 90025
(Address of principal executive offices)
Registrant’s telephone number, including area code: (866) 947‑7000

Copies to:

The Corporation Trust Company Corporation Trust Center 1209 Orange Street Wilmington, DE 19801 (Name and address of agent for service)	MARK D. PERLOW Dechert LLP One Bush Street, Suite 1600 San Francisco, CA 94104 Telephone: (415) 262‑4530 Facsimile: (415) 262‑4555

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.
It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b)
☐	On pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Prospectus contains information about Causeway International Value Fund (the “International Value Fund”), Causeway Global Value Fund (the “Global Value Fund”), Causeway Emerging Markets Fund (the “Emerging Markets Fund”), Causeway International Opportunities Fund (the “International Opportunities Fund”), Causeway International Small Cap Fund (the “International Small Cap Fund”) and Causeway Concentrated Equity Fund (the “Concentrated Equity Fund”) (each, a “Fund” and collectively, the “Funds”), each of which is a diversified series of Causeway Capital Management Trust (the “Trust”). Causeway Capital Management LLC, each Fund’s investment adviser, is referred to below as the “Investment Adviser.”

CAUSEWAY INTERNATIONAL VALUE FUND

Investment Objective
The Fund’s investment objective is to seek long-term growth of capital and income.
Fees and Expenses
The following table shows the fees and expenses that you pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Transaction Fees
(fees paid directly from your investment)
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	0.80%	0.80%
Other Expenses(1)	0.11%	0.11%
Shareholder Service Fees	None	0.25%
Total Annual Fund Operating Expenses	0.91%	1.16%
Expense Reimbursement(2)	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.88%	1.13%
(1)	“Other Expenses” have been restated to include estimated tax reclaim-related fees and expenses for the current fiscal period.

(2)
Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) from exceeding 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2024 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2024 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$90	$287	$501	$1,117
Investor Class	$115	$366	$635	$1,406
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio
Principal Investment Strategies and Risks
What are the Fund’s principal investment strategies?
The Fund invests primarily in common stocks of companies in developed countries outside the U.S. Normally, the Fund invests at least 80% of its total assets in stocks of companies in a number of foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares. The Fund may invest up to 15% of its total assets in companies in emerging (less developed) markets.

2	Causeway Funds

The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S. The Fund considers a country to be an emerging market if the country is included in the MSCI Emerging Markets Index.
When investing the Fund’s assets, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of all publicly listed companies throughout the non-U.S. developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 2,000 equity securities. The Investment Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. The Investment Adviser also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. This process results in risk-adjusted return forecasts for a closely followed group of potential investment candidates. Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.
The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength
Generally, price-to-earnings ratio and yield are the most important factors.
The Fund may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country.
What are the main risks of investing in the Fund?
Market and Selection Risk. As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling, and it is possible that such changes will be sharp and unpredictable. Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, war, conflicts, natural disasters, pandemics, epidemics, inflation/deflation and social unrest) in one country or region might adversely impact a different country or region. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment

Causeway Funds	3

strategies. The Investment Adviser’s use of quantitative screens and techniques may be adversely affected if it relies on erroneous or outdated data. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.
Foreign and Emerging Markets Risks. Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.
Value Stock Risk. Value stocks, including those selected by the Investment Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The Fund’s value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the MSCI EAFE Index (Gross).
Small and Medium Cap Risk. The Fund may invest in smaller and medium capitalization issuers. The values of securities of smaller and medium capitalization companies can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Because of these and other risks, securities of smaller and medium capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. During some periods, securities of smaller and medium capitalization companies, as asset classes, have underperformed the securities of larger capitalization companies.
Dividend-Paying Stock Risk. Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. The prices of dividend-paying stocks may decline as interest rates increase. In addition, issuers of dividend-paying stocks typically have discretion to defer or stop paying dividends. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.
See “Investment Risks” beginning on page 42 for more information about the risks associated with the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include foreign securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital and income.
Performance
The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing

4	Causeway Funds

how the Fund’s average annual returns for one year, five and ten years, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.
Institutional Class:

During the period shown in the bar chart, the best quarter was 27.32% (12/31/2020) and the worst quarter was -32.01% (3/31/2020).
Average Annual Total Returns
After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).
For the periods ended December 31, 2022:

Institutional Class	1 Year	5 Years	10 Years	Since Inception (October 26, 2001)
Fund Returns Before Taxes	-6.76%	0.94%	4.22%	6.43%
Fund Returns After Taxes on Distributions	-7.02%	0.45%	3.79%	5.81%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-3.60%	0.81%	3.41%	5.52%

Investor Class
Fund Returns Before Taxes	-6.99%	0.69%	3.98%	6.18%
MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	-14.01%	2.03%	5.16%	5.75%
Portfolio Management
Investment Adviser
Causeway Capital Management LLC
Portfolio Managers
The Fund is managed by the following team of portfolio managers:
Brian Cho, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2021.
Jonathan Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2006.
Harry Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2001.

Causeway Funds	5

Sarah Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2001.
Ellen Lee, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2015.
Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.
Steven Nguyen, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2019.
Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.
Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1‑866‑947‑7000 or visiting the Fund’s website at www.causewayfunds.com. Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.
Investor Class shares require a $5,000 minimum initial investment. Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.
Tax Information: Distributions from the Fund are generally taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

6	Causeway Funds

CAUSEWAY GLOBAL VALUE FUND

Investment Objective
The Fund’s investment objective is to seek long-term growth of capital and income.
Fees and Expenses
The following table shows the fees and expenses that you pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Transaction Fees
(fees paid directly from your investment)
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	0.80%	0.80%
Other Expenses(1)	0.45%	0.45%
Shareholder Service Fees	None	0.25%
Total Annual Fund Operating Expenses	1.25%	1.50%
Expense Reimbursement(2)	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.89%	1.14%
(1)	“Other Expenses” have been restated to include estimated tax reclaim-related fees and expenses for the current fiscal period.

(2)
Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) from exceeding 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2024 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2024 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$91	$361	$652	$1,480
Investor Class	$116	$439	$784	$1,760
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategies and Risks
What are the Fund’s principal investment strategies?
The Fund invests primarily in common stocks of companies in developed countries outside the U.S. and of companies in the U.S. Normally, the Fund invests the majority of its total assets in companies that pay dividends or repurchase their shares.
The Fund may invest up to 25% of its total assets in companies in emerging (less developed) markets.

Causeway Funds	7

Under normal circumstances, the Fund will invest at least 40% of its total assets in a number of countries outside the U.S. The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S. The Fund considers a country to be an emerging market if the country is included in the MSCI Emerging Markets Index.
When investing the Fund’s assets, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of all publicly listed companies throughout the developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 4,000 equity securities. The Investment Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. The Investment Adviser also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. This process results in risk-adjusted return forecasts for a closely followed group of potential investment candidates. Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.
The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength
Generally, price-to-earnings ratio and yield are the most important factors.
The Fund may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country.
What are the main risks of investing in the Fund?
Market and Selection Risk. As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling, and it is possible that such changes will be sharp and unpredictable. Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, war, conflicts, natural disasters, pandemics, epidemics, inflation/deflation and social unrest) in one country or region might adversely impact a different country or region. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment

8	Causeway Funds

strategies. The Investment Adviser’s use of quantitative screens and techniques may be adversely affected if it relies on erroneous or outdated data. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.
Foreign and Emerging Markets Risk. In addition, because the Fund invests a significant portion of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.
Value Stock Risk. Value stocks, including those selected by the Investment Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The Fund’s value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the MSCI ACWI Index (Gross).
Small and Medium Cap Risk. The Fund may invest in smaller and medium capitalization issuers. The values of securities of smaller and medium capitalization companies can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Because of these and other risks, securities of smaller and medium capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. During some periods, securities of smaller and medium capitalization companies, as asset classes, have underperformed the securities of larger capitalization companies.
Dividend-Paying Stock Risk. Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. The prices of dividend-paying stocks may decline as interest rates increase. In addition, issuers of dividend-paying stocks typically have discretion to defer or stop paying dividends. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.
See “Investment Risks” beginning on page 42 for more information about the risks associated with the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include foreign securities as well as U.S. securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, including emerging markets securities.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital and income.
Performance
The bar chart and the performance table that follow provide some indication of the risks and volatility of

Causeway Funds	9

investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for one year, five and (for the Institutional Class) ten years, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.
Institutional Class:
During the period shown in the bar chart, the best quarter was 34.03% (12/31/2020) and the worst quarter was -34.99% (3/31/2020).
Average Annual Total Returns
After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).
For the periods ended December 31, 2022:

Institutional Class	1 Year	5 Years	10 Years	Since Inception (Institutional Class Inception: April 29, 2008)
Fund Returns Before Taxes	-12.05%	3.43%	6.72%	4.78%
Fund Returns After Taxes on Distributions	-12.24%	2.13%	5.30%	3.79%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-7.01%	2.46%	5.08%	3.66%

Investor Class				(Investor Class Inception: January 31, 2011)
Fund Returns Before Taxes	-12.26%	3.25%	6.51%	6.09%
MSCI ACWI Index (Gross) (reflects no deduction for fees, expenses or taxes)	-17.96%	5.75%	8.54%	5.82% (since 4/29/08) 7.73% (since 1/31/11)
Portfolio Management
Investment Adviser
Causeway Capital Management LLC
Portfolio Managers
The Fund is managed by the following team of portfolio managers:
Brian Cho, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2021.

10	Causeway Funds

Jonathan Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2008.
Harry Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2008.
Sarah Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2008.
Ellen Lee, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2015.
Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.
Steven Nguyen, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2019.
Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.
Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1‑866‑947‑7000 or visiting the Fund’s website at www.causewayfunds.com. Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.
Investor Class shares require a $5,000 minimum initial investment. Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.
Tax Information: Distributions from the Fund are generally taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

Causeway Funds	11

CAUSEWAY EMERGING MARKETS FUND

Investment Objective
The Fund’s investment objective is to seek long-term growth of capital.
Fees and Expenses
The following table shows the fees and expenses that you pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Transaction Fees
(fees paid directly from your investment)
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	1.00%	1.00%
Other Expenses(1)	0.14%	0.14%
Shareholder Service Fees	None	0.25%
Total Annual Fund Operating Expenses	1.14%	1.39%
Expense Reimbursement(2)	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.11%	1.36%
(1)	“Other Expenses” have been restated to include estimated tax reclaim-related fees and expenses for the current fiscal period.

(2)
Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) from exceeding 1.10% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2024 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2024 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$113	$359	$625	$1,383
Investor Class	$138	$437	$758	$1,666
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategies and Risks
What are the Fund’s principal investment strategies?
The Fund normally invests at least 80% of its total assets in equity securities of companies in emerging (less developed) markets and other investments that are tied economically to emerging markets. Generally these investments include common stock, preferred and preference stock, depositary receipts, participation notes, warrants or other equity-related corporate obligations, and exchange-traded funds that invest in emerging markets.

12	Causeway Funds

The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the Fund. To select securities, the Investment Adviser’s proprietary computer model analyzes “stock-specific” factors relating to valuation, growth, technical indicators, and competitive strength, and “top-down” factors relating to macroeconomics, currency, country and sector. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 75% of the score for a company. For each stock, the relative weight assigned to each stock-specific factor differs depending on its classification (for example, value, growth, momentum, capitalization or other classifications). The relative weights of these stock-specific factors are sometimes referred to as “contextual weights.” Factors and their weightings may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review certain of the quantitative outputs to attempt to identify and address special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.
The Fund invests in companies in ten or more emerging markets. If the Fund invests in a country, the percentage of the Fund’s total assets attributable to that country is not expected to be greater than the weight of that country in the Fund’s benchmark, the MSCI Emerging Markets Index (Gross) (the “EM Index”), plus 5 percentage points, or less than the weight of that country in the EM Index minus 5 percentage points. For these purposes, emerging markets include, but are not limited to, countries included in the EM Index, which currently are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. In addition, at the discretion of the Investment Adviser, the Fund may invest up to 10% of total Fund assets in companies in less developed emerging markets not included in the EM Index, such as countries included in the MSCI Frontier Markets Index and countries with similar economic characteristics. The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. The Fund considers a country to be an emerging market if the country is included in the EM Index.
The Fund generally invests in companies with market capitalizations of US $500 million or greater at the time of investment and may invest in a wide range of industries. The Fund may use futures contracts, including futures contracts based on emerging markets indices, to obtain exposures to emerging markets for efficient cash management.
What are the main risks of investing in the Fund?
Market and Selection Risk. As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling, and it is possible that such changes will be sharp and unpredictable. Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, war, conflicts, natural disasters, pandemics, epidemics, inflation/deflation and social unrest) in one country or region might adversely impact a different country or region. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

Causeway Funds	13

Foreign and Emerging Markets Risk. The Fund’s investments in companies in emerging markets, including common stock, preferred and preference stocks, depositary receipts, participation notes, warrants or other equity-related corporate obligations, and exchange-traded funds that invest in emerging markets, involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make emerging markets securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for investments in frontier markets.
Quantitative Analysis Risk. Data for emerging markets companies may be less available, less accurate and/or less current than data for developed markets companies. The Investment Adviser will use quantitative techniques to generate investment decisions and its analysis and stock selection can be adversely affected if it relies on erroneous or outdated data. Any errors in the Investment Adviser’s quantitative methods may adversely affect the Fund’s performance. In addition, securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight assigned to a stock-specific factor for a stock or the weight placed on each factor, and changes in the factor’s historical trends. The factors used in quantitative analysis and the weight assigned to a stock-specific factor for a stock or the weight placed on each factor may not predict a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative model.
Small and Medium Cap Risk. Some of the Fund’s investments may be in smaller and medium capitalization issuers. The values of securities of smaller and medium capitalization companies, which may be less well-known companies, can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller and medium capitalization companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Smaller and medium capitalization companies in countries with less-liquid currencies may have additional difficulties in financing and conducting their businesses. Further, smaller and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller and medium capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. During some periods, securities of smaller and medium capitalization companies, as asset classes, have underperformed the securities of larger capitalization companies.
Derivatives Risk. The Fund’s use of futures contracts subjects the Fund to additional risks. Futures contracts are derivative instruments which can be volatile and involve special risks including leverage risk and basis risk (the risk that the value of the investment will not react in parallel with the value of the reference index), in addition to market risk, credit risk, liquidity risk, operational risk and legal risk. Participation notes,

14	Causeway Funds

warrants or similar equity-related corporate obligations, which may be based on either an index or exposures selected by the Investment Adviser, may be used to obtain exposure to the China A-Share market, are also derivative instruments which can be volatile and involve special risks including counterparty risk, liquidity risk, and basis risk. These risks are in addition to the risks associated with the investments underlying such derivative instruments.
See “Investment Risks” beginning on page 42 for more information about the risks associated with the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include emerging markets securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, and especially emerging markets.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.
Performance
The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five and ten years, and since inception, compare with those of a broad measure of market performance. The
Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.
Institutional Class:
During the period shown in the bar chart, the best quarter was 19.41% (12/31/2020) and the worst quarter was -23.01% (3/31/2020).
Average Annual Total Returns
After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Causeway Funds	15

For the periods ended December 31, 2022:

Institutional Class	1 Year	5 Years	10 Years	Since Inception (March 30, 2007)
Fund Returns Before Taxes	-23.02%	-3.17%	0.82%	2.75%
Fund Returns After Taxes on Distributions	-23.77%	-4.34%	0.08%	2.10%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-12.92%	-2.00%	0.88%	2.38%

Investor Class
Fund Returns Before Taxes	-23.18%	-3.38%	0.59%	2.57%
MSCI EM Index (Gross) (reflects no deduction for fees, expenses or taxes)	-19.74%	-1.03%	1.81%	3.00%
Portfolio Management
Investment Adviser
Causeway Capital Management LLC
Portfolio Managers
The Fund is managed by the following portfolio managers:
Joe Gubler, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2014.
Arjun Jayaraman, PhD, CFA, head of the quantitative research group at the Investment Adviser, has served as the Fund’s portfolio manager since 2007.
MacDuff Kuhnert, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2007.
Ryan Myers, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2021.
Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1‑866‑947‑7000 or visiting the Fund’s website at www.causewayfunds.com . Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.
Investor Class shares require a $5,000 minimum initial investment. Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.
Tax Information: Distributions from the Fund are generally taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

16	Causeway Funds

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

Investment Objective
The Fund’s investment objective is to seek long-term growth of capital.
Fees and Expenses
The following table shows the fees and expenses that you pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Transaction Fees
(fees paid directly from your investment)
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	0.80%	0.80%
Other Expenses(1)	0.20%	0.20%
Shareholder Service Fees	None	0.25%
Total Annual Fund Operating Expenses	1.00%	1.25%
Expense Reimbursement(2)	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.98%	1.23%
(1)	“Other Expenses” have been restated to include estimated tax reclaim-related fees and expenses for the current fiscal period.

(2)
Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) from exceeding 0.95% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2024 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2024 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$100	$316	$551	$1,223
Investor Class	$125	$395	$684	$1,510
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategies and Risks
What are the Fund’s principal investment strategies?
The Fund invests primarily in companies both in developed markets — excluding the United States (the “international value portfolio”) — and in emerging markets (the “emerging markets portfolio”). The Investment Adviser allocates substantially all of the Fund’s assets between the international value portfolio and the emerging markets portfolio using a proprietary asset allocation model. Normally, the Fund will invest in companies in at least ten foreign countries.

Causeway Funds	17

International Value Portfolio: The international value portfolio consists primarily of common stocks of companies in developed countries outside the U.S. Normally, the majority of this portfolio invests in companies that pay dividends or repurchase their shares. The international value portfolio may also invest in companies in emerging (less developed) markets.
When investing the international value portfolio, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of all publicly listed companies throughout the non-U.S. developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 2,000 equity securities. The Investment Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. The Investment Adviser also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. This process results in risk-adjusted return forecasts for a closely followed group of potential investment candidates. Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.
The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the international value portfolio:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector
•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength
Generally, price-to-earnings ratio and yield are the most important factors.
The international value portfolio may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country.
Emerging Markets Portfolio: The emerging markets portfolio is normally invested in equity securities of companies in emerging (less developed) markets and other investments that are tied economically to emerging markets. Generally, these investments include common stock, preferred and preference stock, depositary receipts, and exchange-traded funds that invest in emerging markets.
The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the emerging markets portfolio. To select securities, the Investment Adviser’s proprietary computer model analyzes “stock-specific” factors relating to valuation, growth, technical indicators, and competitive strength, and “top-down” factors relating to macroeconomics, currency, country and sector. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 75% of the score for a company. For each stock, the relative weight assigned to each stock-specific factor differs depending on its

18	Causeway Funds

classification (for example, value, growth, momentum, capitalization or other classifications). The relative weights of these stock-specific factors are sometimes referred to as “contextual weights.” Factors and their weightings may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review certain of the quantitative outputs to attempt to identify and address special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.
If the emerging markets portfolio invests in a country, the percentage of the emerging markets portfolio’s total assets attributable to that country is not expected to be greater than the weight of that country in the MSCI Emerging Markets Index (Gross) (the “EM Index”) plus 5 percentage points, or less than the weight of that country in the EM Index minus 5 percentage points. In addition, at the discretion of the Investment Adviser, up to 10% of the emerging markets portfolio may be invested in companies in less developed emerging markets not included in the EM Index, such as countries included in the MSCI Frontier Markets Index and countries with similar economic characteristics. The emerging markets portfolio generally invests in companies with market capitalizations of US $500 million or greater at the time of investment and may invest in a wide range of industries.
Asset Allocation Methodology: The Investment Adviser uses quantitative signals from systems developed and managed by its quantitative portfolio managers and qualitative input from its fundamental portfolio managers to determine the allocation of assets between the international value portfolio and the emerging markets portfolio. Quantitative signals are generated by a proprietary asset allocation model designed by the quantitative portfolio managers to indicate when allocations to emerging markets should increase or decrease relative to the Fund’s benchmark, the MSCI ACWI ex USA Index (Gross) (“ACWI ex USA Index”). The model currently analyzes factors in five categories: valuation, earnings growth, financial strength, macroeconomics, and risk aversion. The Investment Adviser’s fundamental portfolio managers evaluate these quantitative signals in light of fundamental analysis and the portfolio managers, as a team, determine the allocation between the international value portfolio and the emerging markets portfolio. The allocation is reassessed by the quantitative model daily and adjusted periodically when deemed appropriate by the investment team.
The Fund considers a country to be an emerging market if the country is included in the EM Index. The percentage of the Fund’s total assets in emerging markets investments is not expected to be greater than the weight of emerging markets in the ACWI ex USA Index multiplied by two, and can be as low as zero. As of December 31, 2022, the emerging markets portion of the ACWI ex USA Index was 28.4%.
What are the main risks of investing in the Fund?
Market and Selection Risk. As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling, and it is possible that such changes will be sharp and unpredictable. Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, war, conflicts, natural disasters, pandemics, epidemics, inflation/deflation and social unrest) in one country or region might adversely impact a different country or region. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.
Allocation Risk. The Investment Adviser uses a proprietary, quantitative, asset allocation model to

Causeway Funds	19

determine allocations between developed and emerging markets. This subjects the Fund to the risk of relative underperformance if emerging markets exposure is relatively high when emerging markets underperform developed markets or if emerging markets exposure is relatively low when emerging markets outperform developed markets. No assurance can be given that the Investment Adviser’s asset allocation decisions will avoid underperformance or losses.
Foreign and Emerging Markets Risk. In addition, because the Fund invests most of its assets in foreign securities, including common stock, preferred and preference stocks, depositary receipts, and exchange-traded funds that invest in foreign securities, the Fund is subject to further risks. For example, the value of the Fund may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s shares may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments, as the extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. These risks are further heightened for investments in frontier markets.
Value Stock Risk. Value stocks are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The value discipline used for the international value portfolio sometimes prevents or limits investments in stocks that are in the MSCI EAFE Index, the benchmark for this portfolio of the Fund. Accordingly, the return of the Fund’s investment in the international value portfolio will not necessarily be similar to the return of the MSCI EAFE Index.
Dividend-Paying Stock Risk. Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. The prices of dividend-paying stocks may decline as interest rates increase. In addition, issuers of dividend-paying stocks typically have discretion to defer or stop paying dividends. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.
Quantitative Analysis Risk. Data for emerging markets companies may be less available, less accurate and/or less current than data for developed markets companies. The Investment Adviser will use quantitative techniques to generate investment decisions and its analysis and stock selection can be adversely affected if it relies on erroneous or outdated data. Any errors in the Investment Adviser’s quantitative methods may adversely affect the Fund’s performance. In addition, securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight assigned to a stock-specific factor for a stock or the weight placed on each factor, and changes in the factor’s historical trends. The factors used in quantitative analysis and the weight assigned to a stock-specific factor for a stock or the weight placed on each factor may not predict a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative model.
Small and Medium Cap Risk. Some of the Fund’s investments may be in smaller and medium capitalization companies. The values of securities of smaller and medium capitalization companies, which may be less well-known companies, can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller and medium capitalization companies can have more limited product lines, markets, growth prospects, depth of management, and financial

20	Causeway Funds

resources, and these companies may have shorter operating histories and less access to financing, adding additional risk. Smaller and medium capitalization companies in countries with less-liquid currencies may have additional difficulties in financing and conducting their businesses. Further, smaller and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that are floating rate. Because of these and other risks, securities of smaller and medium capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. During some periods, securities of smaller and medium capitalization companies, as asset classes, have underperformed the securities of larger capitalization companies.
See “Investment Risks” beginning on page 42 for more information about the risks associated with the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include foreign securities, including emerging markets.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, including emerging markets.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.
Performance
The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for one year, five and ten years, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.
Institutional Class:

During the period shown in the bar chart, the best quarter was 23.32% (12/31/2020) and the worst quarter was -30.74% (3/31/2020).
Average Annual Total Returns
After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Causeway Funds	21

For the periods ended December 31, 2022:

Institutional Class	1 Year	5 Years	10 Years	Since Inception (December 31, 2009)
Fund Returns Before Taxes	-11.07%	-0.15%	3.41%	4.43%
Fund Returns After Taxes on Distributions	-11.43%	-0.50%	2.97%	4.00%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-5.93%	0.04%	2.76%	3.63%

Investor Class
Fund Returns Before Taxes	-11.26%	-0.38%	3.15%	4.17%
MSCI ACWI ex USA Index (Gross) (reflects no deduction for fees, expenses or taxes)	-15.57%	1.36%	4.28%	4.29%
Portfolio Management
Investment Adviser
Causeway Capital Management LLC
Portfolio Managers
The Fund is managed by the following team of portfolio managers:
Brian Cho, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2021.
Jonathan Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2009.
Joe Gubler, CFA, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2014.
Harry Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2009.
Arjun Jayaraman, PhD, CFA, head of the quantitative research group at the Investment Adviser, has served on the Fund’s portfolio management team since 2009.
Sarah Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2009.
MacDuff Kuhnert, CFA, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2009.
Ellen Lee, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2015.
Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.
Ryan Myers, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2021.
Steven Nguyen, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2019.
Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.
Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City,

22	Causeway Funds

MO 64121‑7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at www.causewayfunds.com. Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.
Investor Class shares require a $5,000 minimum initial investment. Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.
Tax Information: Distributions from the Fund are generally taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

Causeway Funds	23

CAUSEWAY INTERNATIONAL SMALL CAP FUND

Investment Objective
The Fund’s investment objective is to seek long-term growth of capital.
Fees and Expenses
The following table shows the fees and expenses that you pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Transaction Fees
(fees paid directly from your investment)
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	1.00%	1.00%
Other Expenses(1)	0.41%	0.39%
Shareholder Service Fees	None	0.25%
Total Annual Fund Operating Expenses	1.41%	1.64%
Expense Reimbursement(2)	(0.31)%	(0.29)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.10%	1.35%
(1)	Other Expenses for the Institutional and Investor classes differ due to differences in average net assets during the most recent fiscal year.

(2)
Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) from exceeding 1.10% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2024 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2024 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$112	$416	$742	$1,664
Investor Class	$137	$489	$864	$1,919
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.
Principal Investment Strategies and Risks
What are the Fund’s principal investment strategies?
The Fund invests primarily in common stocks of companies with smaller market capitalizations located in developed and emerging markets outside the U.S. The Fund normally invests at least 80% of its total assets in equity securities of companies with smaller market capitalizations. Smaller market capitalization companies have market capitalizations that do not exceed the highest market capitalization of a company

24	Causeway Funds

included in the Fund’s benchmark, the MSCI ACWI ex USA Small Cap Index (Gross) (the “Small Cap Index”), at the time of purchase. As of December 31, 2022 the Small Cap Index included companies with market capitalizations of up to $6.9 billion, and included companies in both developed and emerging markets outside the U.S. Some of these companies, although small compared with larger U.S. companies, might be large companies in their local markets. The Fund may continue to invest in a company with a market capitalization that appreciates above the smaller market capitalization threshold and thus may from time to time hold less than 80% of its total assets in equity securities of companies with smaller market capitalizations. The Fund may invest in a wide range of industries.
The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the Fund. To select securities, the Investment Adviser’s proprietary computer model analyzes “stock-specific” factors relating to valuation, earnings growth, technical indicators, and competitive strength, and “top-down” factors relating to macroeconomics and country. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 90% of the score for a company. For each stock, the relative weight assigned to each stock-specific factor differs depending on its classification (for example, value, growth, momentum, capitalization or other classifications). The relative weights of these stock-specific factors are sometimes referred to as “contextual weights.” Factors and their weightings may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review certain of the quantitative outputs to attempt to identify and address special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.
If the Fund invests in a country, the percentage of the Fund’s total assets attributable to that country is not expected to be greater than the weight of that country in the Small Cap Index, plus 5 percentage points, or less than the weight of that country in the Small Cap Index minus 5 percentage points. In addition, at the discretion of the Investment Adviser, the Fund may invest up to 10% of total Fund assets in foreign and emerging markets not included in the Small Cap Index. The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located.
What are the main risks of investing in the Fund?
Market and Selection Risk. As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling, and it is possible that such changes will be sharp and unpredictable. Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, war, conflicts, natural disasters, pandemics, epidemics, inflation/deflation and social unrest) in one country or region might adversely impact a different country or region. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.
Foreign and Emerging Markets Risk. The Fund’s investments in companies in foreign and emerging markets involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, the value of the Fund’s securities may be affected by social, political and economic developments

Causeway Funds	25

and U.S. and foreign laws relating to foreign investment. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s shares may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign and emerging markets securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for smaller capitalization investments.
Small Cap Risk. The Fund will invest a significant portion of its assets in the securities of smaller capitalization companies. The values of securities of smaller companies, which may be less well-known companies, can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Smaller capitalization companies in countries with less-liquid currencies may have additional difficulties in financing and conducting their businesses. Further, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller capitalization companies tend to be more volatile and less liquid than securities of medium and larger capitalization companies. During some periods, securities of smaller capitalization companies, as an asset class, have underperformed the securities of larger capitalization companies.
Quantitative Analysis Risk. Data for foreign and emerging markets companies, particularly for smaller companies, may be less available, less accurate and/or less current than data for U.S. companies. The Investment Adviser will use quantitative techniques to generate investment decisions and its analysis and stock selection can be adversely affected if it relies on erroneous or outdated data. Any errors in the Investment Adviser’s quantitative methods may adversely affect the Fund’s performance. In addition, securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight assigned to a stock-specific factor for a stock or the weight placed on each factor, and changes in the factor’s historical trends. The factors used in quantitative analysis and the weight assigned to a stock-specific factor for a stock or the weight placed on each factor may not predict a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative model.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
See “Investment Risks” beginning on page 42 for more information about the risks associated with the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

26	Causeway Funds

The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include smaller capitalization foreign and emerging markets securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign and emerging markets securities, and smaller capitalization securities.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.
Performance
The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for one year and five years, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.
Institutional Class:
During the period shown in the bar chart, the best quarter was 18.08% (6/30/2020) and the worst quarter was -30.67% (3/31/2020).
Average Annual Total Returns
After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).
For the periods ended December 31, 2022:

Institutional Class	1 Year	5 Years	Since Inception (October 20, 2014)
Fund Returns Before Taxes	-11.26%	0.74%	5.46%
Fund Returns After Taxes on Distributions	-11.74%	0.06%	4.64%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-6.11%	0.66%	4.35%

Investor Class
Fund Returns Before Taxes	-11.50%	0.50%	5.23%
MSCI ACWI ex USA Small Cap Index (Gross) (reflects no deduction for fees, expenses or taxes)	-19.56%	1.08%	5.17%
Portfolio Management
Investment Adviser
Causeway Capital Management LLC

Causeway Funds	27

Portfolio Managers
The Fund is managed by the following portfolio managers:
Joe Gubler, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2014.
Arjun Jayaraman, PhD, CFA, head of the quantitative research group at the Investment Adviser, has served as the Fund’s portfolio manager since 2014.
MacDuff Kuhnert, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2014.
Ryan Myers, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2021.
Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1‑866‑947‑7000 or visiting the Fund’s website at www.causewayfunds.com . Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.
Investor Class shares require a $5,000 minimum initial investment. Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.
Tax Information: Distributions from the Fund are generally taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

28	Causeway Funds

CAUSEWAY CONCENTRATED EQUITY FUND

Investment Objective
The Fund’s investment objective is to seek long-term growth of capital.
Fees and Expenses
The following table shows the fees and expenses that you pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Transaction Fees
(fees paid directly from your investment)
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	0.80%	0.80%
Other Expenses	2.29%	2.29%
Shareholder Service Fees	None	0.25%
Total Annual Fund Operating Expenses(1)	3.09%	3.34%
Expense Reimbursement(2)	(2.24)%	(2.24)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%	1.10%
(1)
The Total Annual Fund Operating Expenses disclosed above differ from the ratios in the financial highlights section of this Prospectus because the financial highlights reflect that the Fund did not incur the maximum annual shareholder service fee during the most recent fiscal year.

(2)
Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) from exceeding 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2024 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2024 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$743	$1,424	$3,244
Investor Class	$112	$818	$1,547	$3,479
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategies and Risks
What are the Fund’s principal investment strategies?
The Fund invests at least 80% of its total assets in equity securities of companies in the U.S and in developed and emerging countries outside the U.S. The Fund will typically hold between 25 and 35 investments. Equity securities include common stock, preferred and preference stock, and depositary receipts.

Causeway Funds	29

When investing the Fund’s assets, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of all publicly listed companies throughout the developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 4,000 equity securities. The Investment Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. This process results in risk-adjusted return forecasts for a closely followed group of potential investment candidates. The next step is a quantitative optimization using forecast annualized returns, forecast annualized volatility risk, and other inputs to produce proposed portfolio weights for investment candidates. To select particular investments, the Investment Adviser performs further fundamental research on the optimized portfolio, which generally includes company-specific and industry-specific research to assess the suitability of individual securities for a portfolio that will typically hold between 25 and 35 investments. The Investment Adviser may apply multiple rounds of optimization and fundamental research before making investments.
Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.
The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector
•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength
Generally, price-to-earnings ratio and yield are the most important factors.
The Fund may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country. Under normal circumstances, the Fund will invest all of its total assets in companies in at least three countries. The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S.
What are the main risks of investing in the Fund?
Market and Selection Risk. As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling, and it is possible that such changes will be sharp and unpredictable. Global economies are increasingly interconnected, and political, economic and other conditions and events

30	Causeway Funds

(including, but not limited to, war, conflicts, natural disasters, pandemics, epidemics, inflation/deflation and social unrest) in one country or region might adversely impact a different country or region. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. Because the Fund will have a limited number of investments, the risks associated with any particular investment are magnified. The Investment Adviser’s use of quantitative screens and techniques, as well as the portfolio optimizer, may be adversely affected if it relies on erroneous or outdated data. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.
Foreign and Emerging Markets Risk. In addition, because the Fund invests a significant portion of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.
Value Stock Risk. Value stocks, including those selected by the Investment Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The Fund’s value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the MSCI ACWI Index (Gross).
Small and Medium Cap Risk. The Fund may invest in smaller and medium capitalization issuers. The values of securities of smaller and medium capitalization companies can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Because of these and other risks, securities of smaller and medium capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. During some periods, securities of smaller and medium capitalization companies, as asset classes, have underperformed the securities of larger capitalization companies.
See “Investment Risks” beginning on page 42 for more information about the risks associated with the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing with exposure to a limited number of investments.

•	Are seeking to diversify a portfolio of equity securities to include foreign securities as well as U.S. securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, including emerging markets securities.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.
Performance
The bar chart and the performance table that follow provide some indication of the risks and volatility of

Causeway Funds	31

investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for one year, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.
Institutional Class:
During the period shown in the bar chart, the best quarter was 19.58% (12/31/2022) and the worst quarter was -11.89% (6/30/2022).
Average Annual Total Returns
After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).
For the periods ended December 31, 2022:

Institutional Class	1 Year	Since Inception (December 15, 2020)
Fund Returns Before Taxes	-11.68%	1.84%
Fund Returns After Taxes on Distributions	‑11.84%	0.49%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	‑6.80%	1.03%

Investor Class
Fund Returns Before Taxes	-11.68%	1.84%
MSCI ACWI Index (Gross) (reflects no deduction for fees, expenses or taxes)	-17.96%	-0.17%
Portfolio Management
Investment Adviser
Causeway Capital Management LLC
Portfolio Managers
The Fund is managed by the following team of portfolio managers:
Brian Cho, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2021.
Jonathan Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.
Joe Gubler, CFA, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.
Harry Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.
Sarah Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

32	Causeway Funds

Ellen Lee, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.
Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.
Steven Nguyen, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.
Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.
Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1‑866‑947‑7000 or visiting the Fund’s website at www.causewayfunds.com. Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.
Investor Class shares require a $5,000 minimum initial investment. Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.
Tax Information: Distributions from the Fund are generally taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

Causeway Funds	33

Fund Details
Investment Objectives and Principal Investment Strategies
The investment objective of the International Value Fund is to seek long-term growth of capital and income. The investment objective of the Global Value Fund is to seek long-term growth of capital and income. The investment objective of the Emerging Markets Fund is to seek long-term growth of capital. The investment objective of the International Opportunities Fund is to seek long-term growth of capital. The investment objective of the International Small Cap Fund is to seek long-term growth of capital. The investment objective of the Concentrated Equity Fund is to seek long-term growth of capital. No assurance can be given that the investment objective of any of the Funds will be realized. Each Fund’s investment objective is non-fundamental, and may be changed by the Fund’s Board without shareholder approval upon 60 days’ written notice.
The Funds seek to achieve their investment objectives using the principal investment strategies described below.
Causeway International Value Fund
The Fund invests primarily in common stocks of companies in developed countries outside the U.S. Normally, the Fund invests at least 80% of its total assets in stocks of companies in a number of foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares. The Fund may invest up to 15% of its total assets in companies in emerging (less developed) markets. The Fund considers a country to be an emerging market if the country is included in the EM Index.
When investing the Fund’s assets, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis.
Beginning with a universe of all publicly listed companies throughout the non-U.S. developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 2,000 equity securities. The Investment Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. The Investment Adviser also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. This process results in risk-adjusted return forecasts for a closely followed group of potential investment candidates. Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.
The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:
•  Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector
•  High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market
•  Low price-to-book value ratio (stock price divided by book value per share) relative to the market
•  Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market
•  Financial strength

34	Causeway Funds

Generally, price-to-earnings ratio and yield are the most important factors.
The Fund may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country.
Causeway Global Value Fund
The Fund invests primarily in common stocks of companies in developed countries outside the U.S. and of companies in the U.S. Normally, the Fund invests the majority of its total assets in companies that pay dividends or repurchase their shares.
The Fund may invest up to 25% of its total assets in companies in emerging (less developed) markets. Under normal circumstances, the Fund will invest at least 40% of its total assets in a number of countries outside the U.S. The Fund considers a country to be an emerging market if the country is included in the EM Index.
When investing the Fund’s assets, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of all publicly listed companies throughout the developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 4,000 securities. The Investment Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. The Investment Adviser also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. This process results in risk-adjusted return forecasts for a closely followed group of potential investment candidates. Using a value style means that the
Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.
The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:
•  Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector
•  High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market
•  Low price-to-book value ratio (stock price divided by book value per share) relative to the market
•  Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market
•  Financial strength
Generally, price-to-earnings ratio and yield are the most important factors.
The Fund may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country.
Causeway Emerging Markets Fund
The Fund normally invests at least 80% of its total assets in equity securities of companies in emerging (less developed) markets and other investments that are tied economically to emerging markets. Generally these investments include common stock, preferred and preference stock, depositary receipts, participation notes, warrants or other equity-related corporate obligations, and exchange-traded funds that invest in emerging markets.

Causeway Funds	35

The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the Fund. To select securities, the Investment Adviser’s proprietary computer model analyzes “stock-specific” factors relating to valuation, growth, technical indicators, and competitive strength, and “top-down” factors relating to macroeconomics, currency, country and sector. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 75% of the score for a company. For each stock, the relative weight assigned to each stock-specific factor differs depending on its classification (for example, value, growth, momentum, capitalization or other classifications). The relative weights of these stock-specific factors are sometimes referred to as “contextual weights.” Factors and their weightings may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review certain of the quantitative outputs to attempt to identify and address special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.
The Fund invests in companies in ten or more emerging markets. If the Fund invests in a country, the percentage of the Fund’s total assets attributable to that country is not expected to be greater than the weight of that country in the EM Index, plus 5 percentage points, or less than the weight of that country in the EM Index minus 5 percentage points. For these purposes, emerging markets include, but are not limited to, countries included in the EM Index, which currently are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. In addition, at the discretion of the Investment Adviser, the Fund may invest up to 10% of total Fund assets in companies in less developed emerging markets not included in the EM
Index, such as countries included in the MSCI Frontier Markets Index and countries with similar economic characteristics. The Fund considers a country to be an emerging market if the country is included in the EM Index.
The Fund generally invests in companies with market capitalizations of US $500 million or greater at the time of investment and may invest in a wide range of industries. The Fund may use futures contracts, including futures contracts based on emerging markets indices, to obtain exposures to emerging markets for efficient cash management.
Causeway International Opportunities Fund
The Fund invests primarily in companies both in developed markets — excluding the United States — and in emerging markets. The Investment Adviser allocates substantially all of the Fund’s assets between the international value portfolio and the emerging markets portfolio using a proprietary asset allocation model. Normally, the Fund will invest in companies in at least ten foreign countries. These portfolio strategies are summarized below.
International Value Portfolio: The international value portfolio consists primarily of common stocks of companies in developed countries outside the U.S. Normally, the majority of this portfolio invests in companies that pay dividends or repurchase their shares. The international value portfolio may also invest in companies in emerging (less developed) markets.
When investing the international value portfolio, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of all publicly listed companies throughout the non-U.S. developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce potential investment candidates to approximately 2,000 equity securities. The Investment

36	Causeway Funds

Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. The Investment Adviser also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. This process results in risk-adjusted return forecasts for a closely followed group of potential investment candidates. Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.
The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the international value portfolio:
•  Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector
•  High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market
•  Low price-to-book value ratio (stock price divided by book value per share) relative to the market
•  Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market
•  Financial strength
Generally, price-to-earnings ratio and yield are the most important factors. The international value portfolio may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country.
Emerging Markets Portfolio: The emerging markets portfolio is normally invested in equity securities of companies in emerging (less developed) markets and other investments that are tied economically to emerging markets. Generally, these investments include common stock, preferred and preference stock, depositary receipts, and exchange-traded funds that invest in emerging markets.
The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the emerging markets portfolio. To select securities, the Investment Adviser’s proprietary computer model analyzes “stock-specific” factors relating to valuation, growth, technical indicators, and competitive strength, and “top-down” factors relating to macroeconomics, currency, country and sector. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 75% of the score for a company. For each stock, the relative weight assigned to each stock-specific factor differs depending on its classification (for example, value, growth, momentum, capitalization or other classifications). The relative weights of these stock-specific factors are sometimes referred to as “contextual weights.” Factors and their weightings may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review certain of the quantitative outputs to attempt to identify and address special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.
If the emerging markets portfolio invests in a country, the percentage of the emerging markets portfolio’s total assets attributable to that country is not expected to be greater than the weight of that country in the EM Index plus 5 percentage points, or less than the weight of that country in the EM Index minus 5 percentage points. In addition, at the discretion of the Investment Adviser, up to 10% of the emerging markets portfolio

Causeway Funds	37

may be invested in companies in less developed emerging markets not included in the EM Index, such as countries included in the MSCI Frontier Markets Index and countries with similar economic characteristics. The emerging markets portfolio generally invests in companies with market capitalizations of US $500 million or greater at the time of investment and may invest in a wide range of industries.
Asset Allocation Methodology: The Investment Adviser uses quantitative signals from systems developed and managed by its quantitative portfolio managers and qualitative input from its fundamental portfolio managers to determine the allocation of assets between the international value portfolio and the emerging markets portfolio. Quantitative signals are generated by a proprietary asset allocation model designed by the quantitative portfolio managers to indicate when allocations to emerging markets should increase or decrease relative to the Fund’s benchmark, the ACWI ex USA Index. The model currently analyzes factors in five categories: valuation, earnings growth, financial strength, macroeconomics, and risk aversion. The Investment Adviser’s fundamental portfolio managers evaluate these quantitative signals in light of fundamental analysis and the portfolio managers, as a team, determine the allocation between the international value portfolio and the emerging markets portfolio. The allocation is reassessed by the quantitative model daily and adjusted periodically when deemed appropriate by the investment team.
The Fund considers a country to be an emerging market if the country is included in the EM Index. The percentage of the Fund’s total assets in emerging markets investments is not expected to be greater than the weight of emerging markets in the ACWI ex USA Index multiplied by two, and can be as low as zero. As of December 31, 2022, the emerging markets portion of the ACWI ex USA Index was 28.4%.
Causeway International Small Cap Fund
The Fund invests primarily in common stocks of companies with smaller market capitalizations located in developed and emerging markets outside the U.S. The Fund normally invests at least 80% of its total assets in equity securities of companies with smaller market capitalizations. Smaller market capitalization companies have market capitalizations that do not exceed the highest market capitalization of a company included in the Small Cap Index, at the time of purchase. As of December 31, 2022, the Small Cap Index included companies with market capitalizations of up to $6.9 billion, and included companies in both developed and emerging markets outside the U.S. Some of these companies, although small compared with larger U.S. companies, might be large companies in their local markets. The Fund may continue to invest in a company with a market capitalization that appreciates above the smaller market capitalization threshold and thus may from time to time hold less than 80% of its total assets in equity securities of companies with smaller market capitalizations. The Fund may invest in a wide range of industries.
The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the Fund. To select securities, the Investment Adviser’s proprietary computer model analyzes “stock-specific” factors relating to valuation, earnings growth, technical indicators, and competitive strength, and “top-down” factors relating to macroeconomics and country. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 90% of the score for a company. For each stock, the relative weight assigned to each stock-specific factor differs depending on its classification (for example, value, growth, momentum, capitalization or other classifications). The relative weights of these stock-specific factors are sometimes referred to as “contextual weights.” Factors and their weightings may change over time as the model is revised and updated, or if the classification of a stock changes. In

38	Causeway Funds

addition to its quantitative research, the Investment Adviser’s fundamental research analysts review certain of the quantitative outputs to attempt to identify and address special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.
If the Fund invests in a country, the percentage of the Fund’s total assets attributable to that country is not expected to be greater than the weight of that country in the Small Cap Index, plus 5 percentage points, or less than the weight of that country in the Small Cap Index minus 5 percentage points. In addition, at the discretion of the Investment Adviser, the Fund may invest up to 10% of total Fund assets in foreign and emerging markets not included in the Small Cap Index.
Causeway Concentrated Equity Fund
The Fund invests at least 80% of its total assets in equity securities of companies in the U.S and in developed and emerging countries outside the U.S. The Fund will typically hold between 25 and 35 investments. Equity securities include common stock, preferred and preference stock, and depositary receipts.
When investing the Fund’s assets, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of all publicly listed companies throughout the developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 4,000 equity securities. The Investment Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. This process results in risk-adjusted return forecasts for a closely followed group of potential investment candidates. The next step is a quantitative optimization using forecast annualized returns, forecast annualized volatility risk, and other inputs to produce proposed portfolio weights for investment candidates. To select particular investments, the Investment Adviser performs further fundamental research on the optimized portfolio, which generally includes company-specific and industry-specific research to assess the suitability of individual securities for a portfolio that will typically hold between 25 and 35 investments. The Investment Adviser may apply multiple rounds of optimization and fundamental research before making investments.
Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.
The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:
•  Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector
•  High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market
•  Low price-to-book value ratio (stock price divided by book value per share) relative to the market
•  Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market
•  Financial strength
Generally, price-to-earnings ratio and yield are the most important factors.
The Fund may invest in companies of any market capitalization, and is not required to invest a

Causeway Funds	39

minimum amount and is not limited to investing a maximum amount in companies in any particular country. Under normal circumstances, the Fund will invest all of its total assets in companies in at least three countries.
Additional Investment Information
Money Market Investments
To meet redemptions and when waiting to invest cash receipts, the Funds may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Funds temporarily can invest up to 100% of their assets in short-term, investment grade bonds, and other money market instruments in response to adverse market, economic or political conditions. A larger percentage of such investments could moderate a Fund’s investment results. A Fund may not achieve its investment objective using this type of investing.
Preferred Stocks and Preference Stocks
The Funds may invest in preferred stocks and preference stocks. Preferred stocks include convertible and non-convertible preferred stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock. Preference stock is a special type of common stock that shares in the earnings of a company, has limited voting rights, may have a dividend preference, and may also have liquidation preference. Preference stocks are more common in emerging markets than in developed markets.
Information About Each Fund’s Index
Information about each Fund’s benchmark index appears below. A Fund’s returns will not necessarily be similar to the returns of its benchmark index.
The benchmark index for the International Value Fund is the MSCI EAFE Index. This Index is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia, and the Far East.
The benchmark index for the Global Value Fund is the MSCI ACWI Index. The MSCI ACWI Index is a free float-adjusted market capitalization index, designed to measure the equity market performance of developed and emerging markets, consisting of 23 developed country indices, including the U.S, and 24 emerging market country indices.
The benchmark index for the Emerging Markets Fund is the MSCI Emerging Markets Index. This Index is a free float-adjusted market capitalization index, designed to measure equity market performance of emerging markets, consisting of 24 emerging country indices.
The benchmark index for the International Opportunities Fund is the MSCI ACWI ex USA Index. This Index is a free float-adjusted market capitalization weighted index, designed to measure the equity market performance of developed and emerging markets excluding the U.S., consisting of 46 country indices.
The benchmark index for the International Small Cap Fund is the MSCI ACWI ex USA Small Cap Index. This Index is a free float-adjusted market capitalization weighted index, designed to measure the equity market performance of smaller capitalization stocks in developed and emerging markets excluding the U.S., consisting of 46 country indices. The Index covers approximately 14% of the free float-adjusted market capitalization in each country.
The benchmark index for the Concentrated Equity Fund is the MSCI ACWI Index. The MSCI ACWI Index is a free float-adjusted market capitalization index,

40	Causeway Funds

designed to measure the equity market performance of developed and emerging markets, consisting of 23 developed country indices, including the U.S., and 24 emerging market country indices.
The above indices are gross of withholding taxes, assume reinvestment of dividends and capital gains, and assume no management, custody, transaction or other expenses.
MSCI has not approved, reviewed or produced this Prospectus, makes no express or implied warranties or representations and is not liable whatsoever for any data in this Prospectus.
Determining Where a Company Is Located
The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S. The Funds’ Statement of Additional Information (“SAI”) discusses where an exchange-traded fund is located.
Environmental, Social and Corporate Governance Issues
As part of the Investment Adviser’s investment process, as summarized in this Prospectus, when evaluating investments and potential investments, it considers material environmental, social and corporate governance (“ESG”) issues that have the potential to impact investment performance, where applicable. The Investment Adviser does not use ESG factors as the sole criteria to include or exclude companies or sectors from its investable universe. Rather, the Investment Adviser seeks to identify and quantify through research those ESG factors it believes are material, and to integrate those factors into its investment process. For fundamental strategies, such as those used by the International Value Fund, Global Value Fund, Concentrated Equity Fund and the international value portfolio of the International Opportunities Fund, these strategies employ a bottom-up stock selection process whereby the Investment Adviser assesses a mosaic of fundamental company and industry information to form a holistic view of an investment. Material ESG issues that the Investment Adviser believes are likely to impact investment performance are, where applicable, an input in forming this view. The emphasis on ESG factors depends on the importance of ESG factors to the relevant sector and unique circumstances of a company. For quantitative strategies, such as those used by the Emerging Markets Fund, International Small Cap Fund, and the emerging markets portfolio of the International Opportunities Fund, the Investment Adviser uses a proprietary corporate governance assessment score that ranks companies in developed and emerging markets based on a number of bottom-up and top-down corporate governance measures. The ranking is used as a negative screening indicator and highlights stocks that should be considered for omission from the investable universe or trimming or sale from the portfolio. In addition, the Investment Adviser uses a governance factor as a top-down alpha indicator for the International Small Cap Fund.
There are not universally agreed upon objective standards for assessing ESG issues for companies, and the Investment Adviser’s criteria and process for assessing ESG issues may differ from an investor’s or other person’s understanding of which ESG criteria should be used or how ESG issues should be analyzed. ESG issues tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. In addition, ESG issues can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors. Moreover, there is not

Causeway Funds	41

universal acceptance of ESG analysis within the investment community. In addition, in evaluating an investment, the Investment Adviser is dependent upon information and data obtained through third-party sources that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG issues relevant to a particular investment.
Investment Risks
This section contains additional information about the general risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that the Fund’s performance will be positive for any period of time. For more information about other types of investments a Fund may make, and about the risks of investing in each Fund, including risks associated with investments in particular countries, please see the Funds’ SAI, which is available upon request.
The Funds’ principal risks are listed below:
Market and Selection Risk
Market risk is the risk that the market will go down in value, including the possibility that such changes will be sharp and unpredictable. Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, war, conflicts, natural disasters, pandemics, epidemics, inflation/deflation and social unrest) in one country or region might adversely impact a different country or region. Furthermore, the occurrence of severe weather or geological events, fires, floods, earthquakes, climate change or other natural or man-made disasters, outbreaks of disease, epidemics and pandemics, malicious acts, cyber-attacks or terrorist acts, among other events, could adversely impact the performance of a Fund. These events may result in, among other consequences, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by political or economic conditions or events. Moreover, negative political and economic conditions and events could disrupt the processes necessary for the Funds’ operations.
For example, on January 31, 2020, the United Kingdom officially withdrew from the EU. On December 30, 2020, the EU and United Kingdom signed the EU-United Kingdom Trade and Cooperation Agreement (the “TCA”), which governs certain aspects of the EU’s and the United Kingdom’s relationship. Notwithstanding the TCA, aspects of the relationship between the United Kingdom and EU remain unresolved and subject to further negotiation and agreement. There is uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to its relationships with the EU and with other countries, which may not be resolved for some time.
While the long-term consequences of Brexit remain unclear, Brexit has already resulted in periods of volatility in European and global financial markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Investors should be aware that events related to Brexit may introduce potentially significant uncertainties and instabilities in the financial markets, as well as potentially lower economic growth, in the United Kingdom, Europe and globally. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the United Kingdom and EU is further defined and the United Kingdom determines which EU laws to replace or replicate. Depreciation of the euro and/or British pound sterling in relation to the U.S. dollar following Brexit could adversely affect

42	Causeway Funds

Fund investments denominated in the euro or British pound sterling, regardless of the performance of the investment. Furthermore, a Fund could be adversely affected if one or more other countries leave the euro currency.
Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a Fund’s investments.
In addition, exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.
Selection risk is the risk that the investments that a Fund’s portfolio managers select will underperform (or outperform, if short) the market or other funds with similar investment objectives and investment strategies.
Management Risk
The Funds are subject to management risk as actively managed investment portfolios. The Investment Adviser’s opinion about the intrinsic worth of a company or security may be incorrect; the Investment Adviser may not make timely purchases or sales of securities for a Fund; a Fund’s investment objective may not be achieved; or the market may continue to undervalue a Fund’s securities. In addition, a Fund may not be able to dispose of certain securities holdings in a timely manner. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, policies, and procedures to manage actual or potential conflicts of interest, or other considerations may cause the Investment Adviser to restrict or prohibit participation in certain investments.
Operations Risk
The Funds may rely on various third-party sources to calculate their NAVs and to provide other services. As a result, the Funds are subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Funds’ calculations of their NAVs, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover losses associated with such failures.
Issuer-Specific Risk
The value of an individual security or particular type of security can be more volatile than the market as a

Causeway Funds	43

whole and can perform differently from the value of the market as a whole, due to, for example: a reason directly related to the issuer; management performance; financial leverage; reduced demand for the issuer’s goods or services; the historical and prospective earnings of the issuer; or the value of the issuer’s assets. In particular, because the Concentrated Equity Fund will typically hold between 25 and 35 investments, which may be a smaller number of holdings than those held by other similar funds, the Fund is subject to increased issuer risk, including the risk that the value of a security may decline.
Foreign and Emerging Markets Risk
Foreign investments — including common stock, preferred and preference stocks, depositary receipts, participation notes, warrants or other equity-related corporate obligations, and exchange traded funds that invest in foreign securities — involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties. These risks are also higher for investments in smaller or medium capitalization companies. In particular, investments in foreign securities and related investments involve the following risks:
•  The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. For example, weakening global demand for oil may negatively affect the economies of countries that rely on the energy industry. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.
•  Governmental actions — such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes — may adversely affect long investments in foreign markets.
•  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries, or may restrict the sale of certain holdings once purchased. In addition, the U.S. government may restrict U.S. investors, including the Funds, from investing in certain foreign issuers. Any of these restrictions could severely affect security prices; impair a Fund’s ability to purchase or sell foreign securities or transfer its assets or income back to the U.S.; result in forced selling of securities or an inability to participate in an investment the Investment Adviser otherwise believes is attractive; or otherwise adversely affect a Fund’s operations.
•  Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.
•  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for a Fund’s portfolio managers to completely and accurately determine a company’s financial condition or find reliable and current data to process using the Investment Adviser’s quantitative techniques. U.S. regulators may be unable to enforce a company’s regulatory obligations.
•  Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each

44	Causeway Funds

day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.
•  Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund’s assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays.
•  Changes in currency exchange rates will affect the value of a Fund’s foreign holdings. Further, companies in foreign countries may conduct business or issue debt denominated in currencies other than their domestic currencies, creating additional risk if there is any disruption, abrupt change in the currency markets, or illiquidity in the trading of such currencies.
•  A Fund may (but is not obligated to) purchase and sell forward foreign currency contracts or swaps for the purpose of increasing or decreasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, or from or to the Eurozone region in the case of the euro. If a Fund makes these investments, the investments may not be effective as a hedge against currency fluctuations and can limit potential for growth in the value of a Fund. Currency forwards and swaps, like other derivatives, can be volatile and involve significant risks including counterparty risk, leverage risk, liquidity risk, credit risk, and basis risk (the risk that the value of the investment will not react in parallel with the value of underlying assets).
•  The costs of foreign securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Funds.
•  International trade barriers or economic sanctions against foreign countries may adversely affect a Fund’s foreign holdings.
•  The Funds’, and in particular the Emerging Markets Fund’s, performance may be affected by the social, political, and economic conditions within China. China’s securities markets have less regulation and are substantially smaller, less liquid and more volatile than the securities markets of more developed countries, and hence are more susceptible to manipulation, insider trading, and other market abuses. As with all transition countries, China’s ability to develop and sustain a credible legal, regulatory, monetary and socioeconomic system could influence the course of outside investment. China has yet to develop comprehensive securities, corporate, or commercial laws; its market is relatively new and undeveloped; and its economy is slowing. Government policies have recently contributed to economic growth and prosperity in China, but such policies could be altered or discontinued at any time. Changes in government policy and slower economic growth may restrict or adversely affect a Fund’s investments or returns. In addition, certain Funds may obtain exposure to the China A-Share market through participation notes, warrants or similar equity-related corporate obligations, which are derivative instruments that can be volatile and involve special risks including counterparty risk, liquidity risk, and basis risk. These instruments may be based on an index or exposures selected by the Investment Adviser. Alternatively, certain Funds may directly invest in China A-Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Shanghai-Hong Kong or Shenzhen — Hong Kong Stock Connect links (“Stock Connect”). Trading through Stock Connect is subject to a number of risks including, among others, trading, clearance and settlement risks, currency exchange risks, political and economic instability, inflation, confiscatory taxation, nationalization, expropriation, Chinese securities market volatility, less reliable financial information, differences in accounting, auditing, and financial standards and requirements from those applicable to U.S. issuers, and uncertainty of implementation of existing law in the People’s Republic of China. Further developments are likely and there can be no assurance of Stock

Causeway Funds	45

Connect’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, securities of certain Chinese issuers are, or may in the future become, restricted, and a Fund may be forced to sell these restricted securities and incur a loss as a result.
•  A Fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the Funds) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company establishes an entity outside of China that enters into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as a Fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects a Fund to the risks associated with the underlying China-based operating company. In addition, a Fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; if the contracts underlying the VIE structure are not honored by the China-based operating company or if there is otherwise a dispute, the contracts may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If any of these actions were to occur, the market value of a Fund’s investments in VIEs would likely fall, causing investment losses, which could be substantial, for the Fund.
Dividend-Paying Stock Risk
A Fund’s investment in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. The prices of dividend-paying stocks may also decline as interest rates increase. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect a Fund. In addition, depending upon market conditions, dividend-paying stocks that meet a Fund’s investment criteria may not be widely available.
Derivatives Risk
A Fund’s use of futures contracts subjects the Fund to additional risks. Futures contracts are derivative instruments which can be volatile and involve special risks including leverage risk and basis risk (the risk that the value of the investment will not react in parallel with the value of the reference index), in addition to market risk, credit risk, liquidity risk, operational risk and legal risk. Participation notes, warrants or similar equity-related corporate obligations, which may be based on either an index or exposures selected by the Investment Adviser, may be used to obtain exposure to the China A-Share market, are also derivative instruments which can be volatile and involve special risks including counterparty risk, liquidity risk, and basis risk. These risks are in addition to the risks associated with the investments underlying such derivative instruments.

46	Causeway Funds

Allocation Risk
The Investment Adviser uses a proprietary, quantitative, asset allocation model to determine allocations for the Opportunities Fund between developed and emerging markets. This subjects the Fund to the risk of relative underperformance if its emerging markets exposure is relatively high when emerging markets underperform developed markets or if its emerging markets exposure is relatively low when emerging markets outperform developed markets. No assurance can be given that the Investment Adviser’s asset allocation decisions will avoid underperformance or losses.
Small and Medium Cap Risk
The International Small Cap Fund will invest a significant portion of its assets in the securities of smaller capitalization companies, and other Funds may also invest in smaller and medium capitalization issuers. The values of securities of smaller and medium capitalization companies, which may be less well-known companies, can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller and medium capitalization companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Smaller and medium capitalization companies in countries with less-liquid currencies may have additional difficulties in financing and conducting their businesses. Further, smaller and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller and medium capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. During some periods, securities of smaller and medium capitalization companies, as asset classes, have underperformed the securities of larger capitalization companies.
Quantitative Analysis Risk
The Investment Adviser may use quantitative methods when selecting investments, either as the primary investment approach or to supplement its fundamental research, as described in each Fund’s principal investment strategies. The Investment Adviser’s quantitative techniques may be adversely affected if it relies on erroneous or outdated data. In addition, any errors in the Investment Adviser’s quantitative methods may adversely affect a Fund’s performance.
Securities or other investments selected by the Investment Adviser using quantitative methods may perform differently from the market as a whole for numerous reasons including factors used in the quantitative analysis, the weight assigned to a stock-specific factor for a stock or the weight placed on each factor, and changes in the factor’s historical trends. The factors used in quantitative analysis and the weight assigned to a stock-specific factor for a stock or the weight placed on each factor may not predict a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative model.
High Portfolio Turnover Risk
The International Small Cap Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Causeway Funds	47

Large Purchase/Redemption Risk
A Fund may be adversely affected when large shareholders purchase or redeem large amounts of shares, which may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact a Fund’s portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, a Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate negative effects experienced by the Fund.
Cybersecurity Risk
The use of technology is prevalent in the course of business and, as a result, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security could result from intentional or unintentional cyber events from outside threat actors or internal resources that may, among other matters, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking,” malicious software coding, etc.), from multiple sources including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), or cyber extortion including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid. In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to investment advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact these counterparties or issuers and cause the Fund’s investment to lose value.
Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to seek to prevent cyber security incidents in the future.
As with operational risk in general, the Funds have established business continuity plans and other systems designed to reduce the risks associated with

48	Causeway Funds

cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may be unknown or emerge in the future. As such, there is no guarantee that these efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. These entities may have experienced cyber security attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of these attacks will be successful. There is also a risk that cyber security breaches may not be detected, or may not be detected for a meaningful period of time. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.
Information about Portfolio Holdings
A description of the Funds’ policy and procedures with respect to the disclosure of their portfolio holdings is available in the SAI, which is available upon request.
If you would like further information about a Fund, including how it invests, please see the SAI.

Causeway Funds	49

Management of the Funds
About the Investment Adviser
Causeway Capital Management LLC, the Funds’ Investment Adviser, manages each Fund’s investments under the overall supervision of the Board. The Investment Adviser is responsible for making all investment decisions for the Funds. Each Fund pays the Investment Adviser an annual management fee equal to a percentage of its average daily net assets, as indicated in the table below.

Fund	Management Fee
International Value Fund	0.80%
Global Value Fund	0.80%
Emerging Markets Fund	1.00%
International Opportunities Fund	0.80%
International Small Cap Fund	1.00%
Concentrated Equity Fund	0.80%
The Investment Adviser began operations as an investment adviser in June 2001. The Investment Adviser had approximately $38.7 billion in assets under management as of December 31, 2022. The Investment Adviser’s address is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement for each Fund is contained in the Funds’ Annual Reports to Shareholders for the fiscal year ended September 30, 2022.
About the International Value Fund and the Global Value Fund Portfolio Managers
The International Value Fund and the Global Value Fund are managed by a team of portfolio managers comprised of Brian Cho, Jonathan Eng, Harry Hartford, Sarah Ketterer, Ellen Lee, Conor Muldoon, Steven Nguyen, and Alessandro Valentini. Their backgrounds are described below.
Brian Cho is a director of the Investment Adviser. Mr. Cho joined the firm in September 2013. From 2011 to 2013, Mr. Cho was a vice president at BofA-ML Equity Research, covering the IT hardware and supply chain sector. From 2007 to 2011, he worked as an associate at Goldman Sachs Equity Research covering the same sector. From 2006 to 2007, he worked as an analyst at Morgan Stanley Equity Research covering the internet and interactive software sector. Prior to that, he worked as an analyst at PA Consulting Group in the financial services practice. Mr. Cho earned a BSc in management science from Massachusetts Institute of Technology.
Jonathan Eng is a director of the Investment Adviser. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“HW-MLIM”) in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has a BA in History and Economics from Brandeis University and an MBA from the Anderson Graduate School of Management at UCLA.
Harry Hartford is the president of the Investment Adviser. Mr. Hartford co-founded the Investment Adviser in June 2001. Prior to that, he was with HW-MLIM since 1996, where he was a managing director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has a BA, with honors, in Economics from the University of Dublin, Trinity College, and an MSc in Economics from Oklahoma State University, and is a Phi Kappa Phi member.
Sarah Ketterer is the chief executive officer of the Investment Adviser. Ms. Ketterer co-founded the Investment Adviser in June 2001. Prior to that, she was with HW-MLIM since 1996, where she was a managing director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has a BA in Economics and Political Science from Stanford University and an MBA from the Amos Tuck School, Dartmouth College.

50	Causeway Funds

Ellen Lee is a director of the Investment Adviser. She joined the firm in August 2007. During the summer of 2006, Ms. Lee interned at Tiger Asia, a long short equity hedge fund focused on China, Japan, and Korea. From 2001 to 2004, Ms. Lee was an associate in the Mergers and Acquisitions division of Credit Suisse First Boston in Seoul, where she advised Korean corporates and multinational corporations. From 1999 to 2000, she was an analyst in the Mergers and Acquisitions division of Credit Suisse First Boston in Hong Kong. Ms. Lee has a BA in Business Administration from Seoul National University and an MBA from the Stanford Graduate School of Business.
Conor Muldoon is a director of the Investment Adviser. Mr. Muldoon joined the firm in June 2003. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as a liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has a BSc and an MA from the University of Dublin, Trinity College, and an MBA with high honors from the University of Chicago. Mr. Muldoon was inducted into the Beta Gamma Sigma honors society and is also a CFA charterholder.
Steven Nguyen is a director of the Investment Adviser. He joined the firm in April 2012. From 2006 to 2012, Mr. Nguyen was a Senior Credit Analyst at Bradford & Marzec covering high yield and investment grade companies in the telecommunication services, cable, media, gaming, insurance, and REIT industries. From 2003 to 2006, Mr. Nguyen was a Credit Analyst/Portfolio Manager in the corporate bond department of Allegiance Capital. Mr. Nguyen has a BA in Business Economics from Brown University, an MBA, with honors, from the UCLA Anderson School of Management, and is a CFA charterholder.
Alessandro Valentini is a director of the Investment Adviser. He joined the firm in July 2006. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research focusing on the
European telecommunication and Canadian oil sectors. From 2000 to 2004, he worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York. Mr. Valentini has an MBA from Columbia Business School, with honors, an MA in Economics from Georgetown University and a BS, magna cum laude, from Georgetown University. He was inducted into the Beta Gamma Sigma honors society, is a Phi Beta Kappa member, and is a CFA charterholder.
About the Emerging Markets Fund and the International Small Cap Fund Portfolio Managers
The Emerging Markets Fund and the International Small Cap Fund are managed by Joe Gubler, Arjun Jayaraman, MacDuff Kuhnert, and Ryan Myers. Their backgrounds are described below.
Joe Gubler, CFA, is a director of the Investment Adviser and performs quantitative research. He joined the Investment Adviser in April 2005. From 2002 to April 2005, Mr. Gubler worked as Director of Engineering for the MonsterTRAK division of Monster.com. He was responsible for a cross-functional team that developed, enhanced, and maintained the software that powers the monstertrak.com website. From 1999 to 2002, Mr. Gubler developed database-enabled web applications for a wide range of companies, including the National Academy of Recording Arts and Sciences, the Recording Industry Association of America, Disney, NameSafe.com, and Array Networks. While studying astrophysics at UC San Diego, Mr. Gubler worked as a Graduate Research Assistant in the Jet Propulsion Laboratory’s stellar interferometry group. Mr. Gubler has a BS, cum laude, in Physics from UC Irvine, an MS in Physics from UC San Diego, and an MBA from the UCLA Anderson Graduate School of Management. He is a CFA charterholder.
Arjun Jayaraman, PhD, CFA, is head of the quantitative research group at the Investment Adviser. He has been a portfolio manager at the Investment Adviser since

Causeway Funds	51

January 2006. From 2004 to 2005, Dr. Jayaraman was a portfolio manager for quantitative strategies at PanAgora Asset Management. He was the lead portfolio manager of its non-U.S. large cap core equity portfolios and was the co-portfolio manager of its global large cap core equity portfolios. From 2000-2004, Dr. Jayaraman managed similar portfolios at Putnam Investments in addition to working closely with the teams that managed Putnam’s traditional non-U.S. strategies. Dr. Jayaraman has a BA in Economics from Columbia University, a PhD from New York University (Stern School of Business), and is a CFA charterholder.
MacDuff Kuhnert, CFA, is a director of the Investment Adviser and performs quantitative research. He joined the Investment Adviser in July 2001. From 1996 to July 2001, Mr. Kuhnert worked for HW-MLIM as a quantitative research associate, where he created and developed advanced quantitative models used in the international value investment process. Mr. Kuhnert has a BA in Chemistry from Dartmouth College. He is a CFA charterholder and member of the Los Angeles Society of Financial Analysts and the Los Angeles Quantitative Investment Association.
Ryan Myers is a director of the Investment Adviser and performs quantitative research. He joined the Investment Adviser in June 2013. From 2010 to 2012, Mr. Myers served as chief investment officer of Iron Castle Asset Management, an investment partnership focused on mid-cap U.S. equities. From 2007 to 2008, Mr. Myers worked as an analyst at Canyon Partners, where he covered the cable, media, telecom and satellite sectors. From 2005 to 2007, Mr. Myers was an associate for Oaktree Capital Management in the distressed opportunities group. Mr. Myers began his professional career in 2003 as an investment banking analyst at Goldman Sachs in the technology, media and telecom group. Mr. Myers earned a BA, magna cum laude, in economics from Harvard University, where he was elected to Phi Beta Kappa. He earned an MBA from the Stanford Graduate School of Business, where he was an Arjay Miller Scholar.
Mr. Myers currently serves on the Board of Trustees of the Yosemite Conservancy, an organization dedicated to supporting projects and programs that preserve Yosemite National Park and enrich the visitor experience.
About the International Opportunities Fund Portfolio Managers
The International Opportunities Fund is managed by a team of portfolio managers comprised of Brian Cho, Jonathan Eng, Joe Gubler, Harry Hartford, Arjun Jayaraman, Sarah Ketterer, MacDuff Kuhnert, Ellen Lee, Conor Muldoon, Ryan Myers, Steven Nguyen, and Alessandro Valentini. Their backgrounds are described above.
About the Concentrated Equity Fund Portfolio Managers
The Concentrated Equity Fund is managed by a team of portfolio managers comprised of Brian Cho, Jonathan Eng, Joe Gubler, Harry Hartford, Sarah Ketterer, Ellen Lee, Conor Muldoon, Steven Nguyen, and Alessandro Valentini. Their backgrounds are described above.
The SAI, which is available upon request, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.
Other Information
This Prospectus and the SAI, any contracts filed as exhibits to the Trust’s registration statement, related regulatory filings, and any other Fund communications or disclosure documents do not create any contractual obligations between a Fund and shareholders. A Fund may amend any of these documents or enter into or amend other contracts, and interpret its investment objective, policies, restrictions and contractual provisions applicable to it without shareholder approval except where shareholder approval is specifically required by law or

52	Causeway Funds

the Trust’s governing documents or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Prospectus or SAI. Further, shareholders are neither parties to nor intended third-party beneficiaries of any contracts entered into by (or on behalf of) a Fund, including contracts with the Investment Adviser or other parties providing services to the Fund.
Investing in the Funds
Description of Classes
Each Fund offers two classes of shares — Investor Class and Institutional Class. Each share class has its own expense structure. Each share class represents an ownership interest in the same investment portfolio.
Investor Class shares are for retail investors who meet the account minimum and investors purchasing shares through financial intermediaries authorized to make Investor Class shares available. Institutional Class shares are for institutions and individuals who meet the account minimum and investors purchasing through financial intermediaries authorized to make Institutional Class shares available.
Investor Class

•	no upfront or deferred sales charge

•	up to 0.25% annual shareholder service fee

•	higher annual expenses than Institutional Class

•	$5,000 minimum initial investment

•	no minimum for subsequent investments
Institutional Class

•	no upfront or deferred sales charge

•	no shareholder service fee

•	lower annual expenses than Investor Class

•	$1 million minimum initial investment

•	no minimum for subsequent investments
The account minimums for Institutional and Investor Class shares may be waived for employees and board members of the Investment Adviser (or its parent holding company) and Trustees of the Funds and their families, and for holders of shares purchased by clients of the Investment Adviser. The Funds’ officers or their delegates may, in their discretion, also waive or lower

Causeway Funds	53

account minimums for customers of a financial intermediary or investment adviser if the aggregate investments of the customers of the financial intermediary or investment adviser meet the account minimum or are believed likely to meet the account minimum in the future, or if the customers of the financial intermediary or investment adviser in aggregate invest more than $1 million in the Trust.
If you are the beneficial owner of an Investor Class account or multiple Investor Class accounts held directly with a Fund and your total investment in a Fund exceeds $1 million, you may request your Fund to convert and/or exchange in kind your shares to Institutional Class shares. In addition, a financial intermediary or investment adviser whose customers in aggregate invest more than $1 million in the Trust may request a Fund to convert and/or exchange in kind its customers’ shares to Institutional Class shares. Your broker or other financial intermediary may also convert or exchange in kind your Institutional Class shares to Investor Class shares. To do so, your intermediary must have your authorization to convert your shares, and must provide shareholder services to you that are reasonable in relation to the shareholder service fees it will receive from the Fund. Your intermediary must be converting your shares as part of a plan to place you in a brokerage account with a combination of fees and services appropriate for you, and must have appropriately disclosed the fees and services associated with your brokerage account. It is your intermediary’s responsibility to meet these conditions and the Fund will not be able to confirm that it has done so.
How to Purchase, Exchange and Sell Fund Shares
This section tells you how to purchase, exchange and sell (sometimes called “redeem”) shares of the Funds.
How to Purchase Fund Shares
You may purchase shares on any day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).
You may purchase shares directly by:

•	Mail

•	Telephone

•	Wire

•	Automated Clearing House (“ACH”), or

•	Internet (www.causewayfunds.com).
To purchase shares directly from us, complete and send in a Fund application. Individuals may also complete an application online. If you need an application or have questions, please call 1‑866‑947‑7000 or visit www.causewayfunds.com. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to “Causeway International Value Fund,” “Causeway Global Value Fund,” “Causeway Emerging Markets Fund,” “Causeway International Opportunities Fund,” “Causeway International Small Cap Fund” or “Causeway Concentrated Equity Fund” (depending on the Fund shares you wish to buy) and mail it to the appropriate Fund at: P.O. Box 219085, Kansas City, MO 64121-7159. The Funds do not accept cash, credit card convenience checks, counter checks, foreign checks, money orders, starter checks, third party checks, traveler’s checks or credit cards for Fund shares. If you intend to pay by wire or through ACH please call 1-866-947-7000 for further instructions.
Internet transactions via the Funds’ website are available to existing shareholders and new individual shareholders. Institutions may not make an initial purchase of a Fund’s shares via the Internet. Visit www.causewayfunds.com and click on “Fund Account – Access” to view account information and perform subsequent purchases, exchanges and redemptions. Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone or Internet transactions.
You may also buy shares through accounts with brokers and other institutions that are authorized to

54	Causeway Funds

place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.
A Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.
How to Exchange Fund Shares
You may exchange shares of one class of a Fund for shares of the same class of another Fund. You may exchange shares on any Business Day, and may exchange shares directly by:

•	Mail, by writing to the Funds at the address listed under “How to Purchase Fund Shares” above and indicating the Funds you wish to exchange,

•	Telephone, by calling 1-866-947-7000, or

•	Internet, at www.causewayfunds.com.
You may also exchange shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers, but you will need to follow your institution’s procedures and may be subject to fees charged by your institution.
Exchanges will be subject to the Funds’ minimum investment requirements. To effect an exchange, you must exchange shares with a total value of at least $100, and exchanges are limited to a maximum of $250,000 for exchanges of Investor Class shares and $1 million for exchanges of Institutional Class shares, per transaction. An exchange of shares will have the same tax consequences as a redemption of shares. For example, if you exchange shares held in a taxable account that are worth more than when you purchased them, the gain (generally, the value at the time of the exchange less your cost) will be taxable. Conversions or exchanges between Classes of shares of the same Fund are not subject to the above minimums.
A Fund may reject any exchange order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.
Financial Intermediary Compensation
The Investment Adviser makes payments out of its own resources to certain brokers and financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder service activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, sales fees of up to 0.08% of sales of Fund shares, and annual asset-based charges of up to 0.16% of the average daily NAV of shares of a Fund serviced by the institution. Payments to certain intermediaries are subject to annual minimums of up to $25,000. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend a Fund over another investment. For more information, please see the SAI or ask your salesperson or visit your financial intermediary’s website.
Customer Identification and Verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person (or the control person(s) and/or beneficial owners of legal entity customers) who opens an account.
What this means for you (or the control person(s) and/or beneficial owners of legal entity customers): when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for a copy of your driver’s license or other identifying

Causeway Funds	55

documents. We will use these documents for the purpose of establishing and verifying your identity – we will not be obligated to follow the terms of any of these documents. We may not accept your new account application if you do not provide the required identifying information.
We will attempt to collect any missing information by contacting you or your broker. If we are unable to obtain the information within a timeframe established in our sole discretion, we may not accept your new account application.
We will attempt to verify your identity (or the control person(s) and/or beneficial owners of legal entity customers) in a timeframe established in our sole discretion. If we are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. If you purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase). If your account is closed, you may realize a gain or loss on the redeemed Fund shares and will be subject to resulting tax consequences.
How Fund Shares are Priced
The price per Fund share (the offering price) will be the NAV next determined after the Fund receives your purchase or exchange order, provided that your purchase or exchange order contains all information and legal documentation necessary to process the order including, for new accounts, required identifying information described in “Customer Identification and Verification” above. The NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.
Each Fund calculates its NAV once each Business Day as of 4:00 p.m. Eastern Time, the normal close of regular trading of the NYSE. If, for example, the NYSE closes at 1:00 p.m. Eastern Time, each Fund’s NAV would still be determined as of 4:00 p.m. Eastern
Time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless a fair value adjustment is appropriate. For you to receive the current Business Day’s NAV, the Fund or its authorized agent must receive your purchase or exchange order before 4:00 p.m. Eastern Time. Note that your financial intermediary may have earlier deadlines to receive your order. The Fund will use the next trading day’s NAV for a purchase, exchange or redemption order received after 4:00 p.m. Eastern Time.
In calculating NAV, each Fund generally values its investment portfolio at market price. The value of investments in any open-end investment companies that are not exchange-traded funds are based on their NAVs. If market prices are not readily available or are unreliable, fair value prices may be determined by the Fund’s valuation designee (the Investment Adviser), acting through the Investment Adviser’s fair value committee (the “Fair Value Committee”) in good faith using methods approved by the Board.
For instance, if trading in a security has halted or suspended, a security has de-listed from a national exchange, a security has not traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market on which the security principally trades and before the time a Fund calculates NAV, the valuation designee, acting through the Fair Value Committee, may determine the security’s fair value. The Funds use a third-party fair valuation service to provide each Fund with fair value prices for certain securities. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded, and the settlement prices are provided by an independent source. On days when there is excessive volume or market volatility or when a futures contract does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time a Fund calculates its NAV. On these days, the best available price (which is typically the last sale price) may be used to value a Fund’s futures contracts.

56	Causeway Funds

Participation notes, warrants or similar equity-related corporate obligations used to obtain exposure to the China A-Share market are fair valued based on the underlying stocks and terms of the note or warrant, including those related to performance and fees.
Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, a Fund’s NAV may change on days when you will not be able to purchase or redeem the Fund’s shares. It is possible that market timers or “arbitrageurs” may attempt to buy or sell Fund shares to profit from price movements in foreign markets not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The intended effect of a Fund’s use of fair value pricing is to more accurately determine the current market value of portfolio securities and to minimize the possibilities for time-zone arbitrage.
Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund would obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.
Systematic Investment Plan
If you have a checking or savings account with a bank, you may purchase shares of a Fund automatically through regular deductions from your account with a minimum of $100. You may begin regularly scheduled investments once a month.
How to Sell Fund Shares
If you own your shares of a Fund directly, you may sell (redeem) your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-947-7000 or via the Internet at www.causewayfunds.com. To help protect investors from potential fraud, redemptions by telephone and via the Internet are limited to $50,000 per Business Day. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. If you would like to close your Fund account and have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). The sale price of each share will be the next NAV determined after the Fund receives your request.
Under normal market conditions, each Fund expects to meet redemption orders by using holdings of cash or cash equivalents. A Fund may use additional methods to meet shareholder redemptions, if they become necessary or desirable. These methods may include, but are not limited to, the sale of portfolio holdings, the use of overdraft protection afforded by the Fund’s custodian, borrowing from a line of credit, or making payment with Fund securities or other Fund assets rather than cash (as further discussed in “Redemptions in Kind” below).
Systematic Withdrawal Plan
You may use the Systematic Withdrawal Plan to arrange monthly, quarterly or annual withdrawals of at least $100 from a Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. To sell shares in a Systematic Withdrawal Plan, you need to have at least $5,000 in your account.
Receiving Your Money
Normally, if you are redeeming directly through the transfer agent, we will send your sale proceeds within seven days after we receive your request. Your

Causeway Funds	57

proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. If you are redeeming through financial intermediaries, payments will be made on the settlement date agreed between the Trust and the intermediary or through the NSCC system (typically one to two business days, but potentially up to seven calendar days). If you recently purchased your shares by check or ACH, a Fund may delay mailing a redemption check until after your check or ACH has cleared (up to 15 calendar days).
Signature Guarantee
A “Medallion” signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances including: (1) requests for redemptions in excess of $50,000, (2) all requests to wire redemption proceeds to a bank other than the bank previously designated on the account application, (3) requests to change or update banking instructions, and (4) redemption requests to send proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Medallion signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient. Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a Medallion signature guarantee. Please call 1-866-947-7000 for more information. The Funds participate in the Paperless Legal Program. Requests received with a Medallion signature guarantee will be reviewed to see if they have the proper criteria to meet the guidelines of the Program and may not require additional documentation.
Redemptions in Kind
Each Fund generally pays sale (redemption) proceeds in cash. However, under certain conditions (including for the protection of a Fund’s remaining shareholders), a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (a “redemption in kind”). A Fund also may, but is not required to, pay redemptions in kind at the request of a shareholder if the Fund’s officers believe that doing so would not hurt the Fund. It is unlikely that your shares would ever be redeemed in kind, but if they were, then in addition to taxes on any net capital gains from the redemption, you would probably have to pay transaction costs to sell the securities distributed to you. See “Taxes” below. In addition, securities redeemed in kind will be subject to market risk until sold by the shareholder.
Redemption Fee
No Fund currently charges a redemption fee. However, the Trust reserves the right to impose a redemption fee on a Fund in the future, upon appropriate notice to shareholders. While the Funds do not currently utilize redemption fees, the Board has adopted policies and procedures to deter excessive short-term trading in shares of the Funds. See “Excessive Short-Term Trading” below.
Involuntary Redemptions or Transfers of Your Shares
If your Investor Class account balance drops below $500 because of redemptions or exchanges, the Fund may redeem your shares. A Fund will give you at least 60 days’ written notice to give you time to add to your account and avoid the redemption of your shares. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. In addition, each Fund reserves the right to redeem all or some of your shares for any reason if it determines doing so would be in the best interests of the Fund or its shareholders.
Officers of the Trust may transfer accounts in Institutional Class shares that are below the minimum initial investment requirement to Investor Class shares, unless the account’s failure to meet the minimum is the result of market movement.

58	Causeway Funds

Unclaimed Property
If your account is deemed “abandoned” or “unclaimed” under state law, the relevant Fund or intermediary may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated Fund shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. Escheatment rules vary considerably by state. Please check your state’s unclaimed or abandoned property department website for specific information. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. Neither the relevant Fund, the Fund’s transfer agent, the Fund’s distributor nor the Investment Adviser or their affiliates will be liable to shareholders or their representatives for good faith compliance with state escheatment laws.
Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, the Commission declares an emergency or for other reasons. See the Funds’ SAI for more information.
Online and Telephone Transactions
Individual investors may visit us online at www.causewayfunds.com to check your account balance and historical transactions, and make purchases or redemptions of Fund shares or exchanges into other Causeway Funds. If you do not already have a login ID and password, you may establish online transaction privileges by enrolling on the website. Individuals automatically have the ability to establish these privileges, but will be required to enter into a user’s agreement through the website to enroll for the privileges. The website is generally not available for institutional investors.
Viewing information and purchasing, exchanging and selling Fund shares over the telephone or online is convenient, but not without risk. Although each Fund has safeguards and procedures to confirm the identity of telephone callers or online users, and the authenticity of instructions, a Fund and its service providers are not responsible for any losses or costs incurred by accessing information online or by following telephone or online instructions the Fund believes to be genuine. If you or your financial institution use the website or transact with a Fund over the telephone or online, you will generally bear the risk of any loss. In addition, during times of intense activity or website service interruptions, there may be delays in reaching your Fund or other inconveniences. If this occurs, you should consider using other methods to purchase, redeem or exchange shares. Note that if you open an account online, your account will automatically permit telephone transactions.
Householding
The Funds take advantage of the “Householding” Rule, which permits the delivery of one copy of an annual/semi-annual report, prospectus and/or proxy statement on behalf of two or more shareholders at a shared address. Unless notified otherwise, a Fund will deliver one copy of the above referenced documents to the shareholder’s address. A shareholder may change this option at any time by calling 1-866-947-7000. Upon receiving such notification, a Fund will begin mailing individual copies of the above referenced documents to the shareholder within approximately 30 days.
Shareholder Service Fees
Each Fund has adopted a shareholder service plan for Investor Class shares that allows the Fund to pay broker-dealers and other financial intermediaries annual fees of up to 0.25% of average daily net assets for non-distribution services provided to Investor Class shareholders of the Fund. Because these fees are paid out of a Fund’s assets continuously, over time these fees will also increase the cost of an investment in Investor Class shares.

Causeway Funds	59

Excessive Short-Term Trading
The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity. Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.” Market timing activity can interfere with the efficient management of a fund, result in dilution of the value of shareholders’ holdings and cause increased fund transaction costs. The Funds oppose market timing and the Board has adopted policies and procedures designed to deter such trading, which are described below.
The Funds have Pricing and Valuation Procedures, which have been approved by the Board. As previously noted, fair value prices may be determined by the Fund’s valuation designee (the Investment Adviser), acting through the Fair Value Committee in good faith using methods approved by the Board. The Funds also use a third-party fair valuation service to provide the Funds with fair value prices for certain foreign securities held by the Funds. Fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities.
The Trust reserves the right to reject any purchase or exchange order for a Fund, including orders deemed to be market timing, if the officers or a delegate believe that accepting the order would not be in the best interests of the Fund or its shareholders. The Trust may consider various factors in determining whether an investor has engaged in market timing, including, but not limited to, the investor’s historic trading patterns, the number of transactions, the time between transactions and the percentage of the investor’s account involved in each transaction. The Trust also reserves the right to restrict future purchases of any Fund by an investor who is classified as engaged in market timing.
Some investors purchase Fund shares through a financial intermediary that establishes an omnibus account in a Fund for its customers and submits a net order to purchase or redeem shares after combining its customer orders. These intermediaries have agreed to provide trading information about their customers to the Funds upon request, and to restrict or block purchases of any shareholder identified by a Fund as engaging in trading that may be construed as market timing.
There can be no assurance that the Funds will successfully detect or prevent market timing. Moreover, despite the existence of these policies and procedures, it is possible that market timing may occur in a Fund without being identified, especially through financial intermediaries. While the Funds intend that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds’ policies, certain intermediaries may be unable or unwilling to do so. The Funds will seek cooperation from any intermediary through which the Funds believe market timing activity is taking place.
Dividends and Capital Gain Distributions
Each Fund expects to earn income from its investments and distributes this income, if and to the extent it exceeds expenses (which differ by class), to its shareholders as dividends. Each Fund also realizes capital gains and losses from its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, “distributions”). Each Fund distributes any distributions at least annually.
Distributions paid by a Fund may be reinvested automatically in shares of the distributing class of that Fund at NAV or may be taken in cash. If your account is held directly with a Fund and you would like to receive distributions in cash, contact your Fund at 1‑866‑947‑7000. If your account is with a securities dealer or other financial intermediary that has an

60	Causeway Funds

agreement with a Fund, contact your dealer or intermediary about which option you prefer.
Taxes
Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs), qualified retirement plans, and other tax-exempt investors generally are tax-free. The Emerging Markets Fund and the International Small Cap Fund each anticipates that the majority of its distributions, if any, will be taxable as ordinary income.
Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain foreign currency transactions (i.e., “dividends”) are generally taxed as ordinary income. A Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains ‑‑ a maximum of 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts.
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for an individual shareholder, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.
Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.
When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.
The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, we will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions (see the paragraph below regarding “Covered Shares”). Most importantly, consult your tax advisers. Everyone’s tax situation is different, and your tax advisers should be able to answer any questions you may have.
A Fund is required to withhold, at the applicable percentage rate, a portion of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service (“Service”) tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

Causeway Funds	61

Backup withholding is not an additional tax, and any amounts so withheld may be credited against your federal income tax liability or refunded.
If you buy shares when a Fund has earned or realized undistributed ordinary income or net capital gains and has announced a record date for the distribution thereof, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Generally, if you are investing in a Fund through a tax-advantaged retirement plan or account, distributions paid by the Fund are not taxable to you on a current basis (but you may be subject to taxes when making withdrawals from such plan or account).
An individual is required to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
A shareholder’s basis in Fund shares he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different Service-accepted basis determination method (e.g., a specific identification method). The method a shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from the redemption of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations – which is likely for each Fund – the Fund will be eligible to, and intends to file (as each Fund has filed in recent taxable years) an election with the Service that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.
This section summarizes some of the consequences under current federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your tax advisers about the potential tax consequences of an investment in a Fund under all applicable tax laws.

62	Causeway Funds

FINANCIAL HIGHLIGHTS — INTERNATIONAL VALUE FUND

The financial highlights table is intended to help you understand the International Value Fund’s financial performance for the past five fiscal years. The Fund’s fiscal year-end is September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as noted in its report dated November 28, 2022. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.
Financial Highlights
For the Fiscal Years Ended September 30,
For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Invest- ment Income ($)†	Net Realized and Unrealized Gain (Loss) on Invest- ments ($)	Total from Opera- tions ($)	Dividends from Net Invest- ment Income ($)	Distribu- tions from Capital Gains ($)	Total Dividends and Distribu- tions ($)	Redemp- tion Fees ($)		Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)
Causeway International Value Fund
Institutional
2022	17.55	0.30	(4.33)	(4.03)	(0.32)	—	(0.32)	—		13.20	(23.39)	4,628,087	0.85		0.88	1.81		58
2021	12.93	0.33	4.51	4.84	(0.22)	—	(0.22)	—		17.55	37.59	5,838,585	0.85		0.89	1.94		60
2020	14.68	0.21	(1.23)	(1.02)	(0.50)	(0.23)	(0.73)	—		12.93	(7.83)	4,537,029	0.88		0.88	1.51		57
2019	16.53	0.47	(1.84)	(1.37)	(0.37)	(0.11)	(0.48)	—	(1)	14.68	(8.01)	5,896,074	0.90		0.90	3.18		36
2018	16.78	0.37	(0.30)	0.07	(0.32)	—	(0.32)	—	(1)	16.53	0.33	7,791,400	0.88		0.88	2.19		30
Investor
2022	17.40	0.25	(4.28)	(4.03)	(0.28)	—	(0.28)	—		13.09	(23.54)	262,095	1.10		1.13	1.55		58
2021	12.81	0.29	4.48	4.77	(0.18)	—	(0.18)	—		17.40	37.33	355,468	1.08		1.12	1.73		60
2020	14.55	0.16	(1.21)	(1.05)	(0.46)	(0.23)	(0.69)	—		12.81	(8.06)	315,922	1.11		1.12	1.18		57
2019	16.39	0.44	(1.83)	(1.39)	(0.34)	(0.11)	(0.45)	—	(1)	14.55	(8.26)	615,202	1.14		1.14	3.02		36
2018	16.64	0.34	(0.29)	0.05	(0.30)	—	(0.30)	—	(1)	16.39	0.22	684,037	0.98	(2)	0.98	2.03	(2)	30

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share.
(2)
The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.13% and 1.87% respectively.

Amounts designated as “—” are $0 or round to $0.

Causeway Funds	63

FINANCIAL HIGHLIGHTS — GLOBAL VALUE FUND

The financial highlights table is intended to help you understand the Global Value Fund’s financial performance for the past five fiscal years. The Fund’s fiscal year-end is September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as noted in its report dated November 28, 2022. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.
Financial Highlights
For the Fiscal Years Ended September 30,
For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Invest- ment Income ($)†	Net Realized and Unrealized Gain (Loss) on Invest- ments ($)	Total from Opera- tions ($)	Dividends from Net Invest- ment Income ($)	Distribu- tions from Capital Gains ($)	Total Dividends and Distribu- tions ($)	Redemp- tion Fees ($)		Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)
Causeway Global Value Fund
Institutional
2022	12.66	0.08	(3.23)	(3.15)	(0.09)	(0.32)	(0.41)	—		9.10	(25.70)	29,685	0.85		1.21		0.69		70
2021	8.38	0.10	4.33	4.43	(0.15)	—	(0.15)	—		12.66	53.15	60,934	0.85		1.23		0.87		91
2020	9.87	0.11	(1.10)	(0.99)	(0.33)	(0.17)	(0.50)	—		8.38	(11.04)	42,419	1.01		1.25		1.18		89
2019	12.66	0.31	(1.44)	(1.13)	(0.20)	(1.46)	(1.66)	—	(1)	9.87	(7.74)	76,531	1.05		1.08		3.02		51
2018	12.25	0.18	1.02	1.20	(0.24)	(0.55)	(0.79)	—	(1)	12.66	10.14	84,941	1.05		1.08		1.47		50
Investor
2022	12.57	0.06	(3.23)	(3.17)	(0.06)	(0.32)	(0.38)	—		9.02	(25.97)	1,946	1.10		1.46		0.48		70
2021	8.32	0.08	4.31	4.39	(0.14)	—	(0.14)	—		12.57	52.95	2,840	1.06		1.43		0.69		91
2020	9.82	0.09	(1.10)	(1.01)	(0.32)	(0.17)	(0.49)	—		8.32	(11.30)	1,116	1.19		1.44		1.03		89
2019	12.60	0.28	(1.42)	(1.14)	(0.18)	(1.46)	(1.64)	—		9.82	(7.82)	1,416	1.16		1.20		2.75		51
2018	12.18	0.17	1.01	1.18	(0.21)	(0.55)	(0.76)	—	(1)	12.60	10.03	2,480	1.15	(2)	1.18	(2)	1.40	(2)	50

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(2)
The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.30%, 1.34% (excluding waiver reimbursements) and 1.25%, respectively.

Amounts designated as “—” are $0 or round to $0.

64	Causeway Funds

FINANCIAL HIGHLIGHTS — EMERGING MARKETS FUND

The financial highlights table is intended to help you understand the Emerging Markets Fund’s financial performance for the past five fiscal years. The Fund’s fiscal year-end is September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as noted in its report dated November 28, 2022. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.
Financial Highlights
For the Fiscal Years Ended September 30,
For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Invest- ment Income ($)†	Net Realized and Unrealized Gain (Loss) on Invest- ments ($)	Total from Opera- tions ($)	Dividends from Net Invest- ment Income ($)	Distribu- tions from Capital Gains ($)	Total Dividends and Distribu- tions ($)	Redemp- tion Fees ($)		Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)
Causeway Emerging Markets Fund
Institutional
2022	14.87	0.34	(3.81)	(3.47)	(0.40)	(2.40)	(2.80)	—		8.60	(28.39)	1,116,479	1.10		1.13		2.98		68
2021	12.77	0.22	2.09	2.31	(0.21)	—	(0.21)	—		14.87	18.06	2,187,057	1.10		1.11		1.40		46
2020	11.87	0.16	1.01	1.17	(0.27)	—	(0.27)	—		12.77	9.79	2,667,366	1.08		1.08		1.33		41
2019	12.77	0.25	(0.92)	(0.67)	(0.23)	—	(0.23)	—	(1)	11.87	(5.15)	3,448,261	1.16		1.16		2.05		39
2018	13.41	0.26	(0.68)	(0.42)	(0.22)	—	(0.22)	—	(1)	12.77	(3.25)	4,239,060	1.15		1.15		1.89		49
Investor
2022	14.99	0.29	(3.84)	(3.55)	(0.35)	(2.40)	(2.75)	—		8.69	(28.63)	254,914	1.35		1.38		2.42		68
2021	12.88	0.21	2.08	2.29	(0.18)	—	(0.18)	—		14.99	17.78	684,530	1.35		1.36		1.37		46
2020	11.97	0.15	1.00	1.15	(0.24)	—	(0.24)	—		12.88	9.55	554,976	1.31		1.31		1.20		41
2019	12.84	0.23	(0.92)	(0.69)	(0.18)	—	(0.18)	—	(1)	11.97	(5.32)	395,539	1.39		1.39		1.90		39
2018	13.49	0.20	(0.66)	(0.46)	(0.19)	—	(0.19)	—	(1)	12.84	(3.50)	575,260	1.39	(2)	1.39	(2)	1.40	(2)	49

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share.
(2)
The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.40%, 1.40% and 1.39%, respectively.

Amounts designated as “—” are $0 or round to $0.

Causeway Funds	65

FINANCIAL HIGHLIGHTS — INTERNATIONAL OPPORTUNITIES FUND

The financial highlights table is intended to help you understand the International Opportunities Fund’s financial performance for the past five fiscal years. The Fund’s fiscal year-end is September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as noted in its report dated November 28, 2022. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.
Financial Highlights
For the Fiscal Years Ended September 30,
For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Invest- ment Income ($)†	Net Realized and Unrealized Gain (Loss) on Invest- ments ($)	Total from Opera- tions ($)	Dividends from Net Invest- ment Income ($)	Distribu- tions from Capital Gains ($)	Total Dividends and Distribu- tions ($)	Redemp- tion Fees ($)		Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)
Causeway International Opportunities Fund
Institutional
2022	15.24	0.32	(4.10)	(3.78)	(0.24)	—	(0.24)	—		11.22	(25.18)	151,612	0.95		0.97		2.30		60
2021	11.74	0.25	3.45	3.70	(0.20)	—	(0.20)	—		15.24	31.61	264,723	0.95		0.99		1.67		45
2020	12.61	0.21	(0.73)	(0.52)	(0.35)	—	(0.35)	—		11.74	(4.52)	173,273	0.95		1.02		1.71		55
2019	13.71	0.41	(1.19)	(0.78)	(0.29)	(0.03)	(0.32)	—	(1)	12.61	(5.43)	182,720	1.05		1.06		3.25		43
2018	14.00	0.31	(0.39)	(0.08)	(0.21)	—	(0.21)	—	(1)	13.71	(0.61)	163,508	1.05		1.05		2.17		35
Investor
2022	15.11	0.30	(4.08)	(3.78)	(0.21)	—	(0.21)	—		11.12	(25.37)	14,745	1.20		1.22		2.14		60
2021	11.64	0.21	3.43	3.64	(0.17)	—	(0.17)	—		15.11	31.36	18,778	1.20		1.24		1.43		45
2020	12.52	0.18	(0.74)	(0.56)	(0.32)	—	(0.32)	—		11.64	(4.84)	11,488	1.19		1.26		1.55		55
2019	13.60	0.38	(1.17)	(0.79)	(0.26)	(0.03)	(0.29)	—	(1)	12.52	(5.59)	10,204	1.30		1.31		3.02		43
2018	13.90	0.26	(0.37)	(0.11)	(0.19)	—	(0.19)	—	(1)	13.60	(0.85)	9,329	1.27	(2)	1.27	(2)	1.86	(2)	35

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share.
(2)
The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.30%, 1.30% and 1.82%, respectively.

Amounts designated as “—” are $0 or round to $0.

66	Causeway Funds

FINANCIAL HIGHLIGHTS — INTERNATIONAL SMALL CAP FUND

The financial highlights table is intended to help you understand the International Small Cap Fund’s financial performance for the past five fiscal years. The Fund’s fiscal year-end is September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as noted in its report dated November 28, 2022. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.
Financial Highlights
For the Fiscal Years Ended September 30,
For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Invest- ment Income ($)†	Net Realized and Unrealized Gain (Loss) on Invest- ments ($)	Total from Opera- tions ($)	Dividends from Net Invest- ment Income ($)	Distribu- tions from Capital Gains ($)	Total Dividends and Distribu- tions ($)	Redemp- tion Fees ($)		Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)
Causeway International Small Cap Fund
Institutional
2022	13.11	0.54	(2.99)	(2.45)	(0.48)	—	(0.48)	—		10.18	(19.43)	39,067	1.10	1.41	4.29	147
2021	10.41	0.33	2.78	3.11	(0.41)	—	(0.41)	—		13.11	30.56	62,232	1.10	1.48	2.67	112
2020	10.75	0.27	(0.17)	0.10	(0.44)	—	(0.44)	—		10.41	0.60	72,577	1.14	1.46	2.73	99
2019	12.39	0.39	(1.71)	(1.32)	(0.32)	—	(0.32)	—	(1)	10.75	(10.47)	74,767	1.15	1.51	3.63	92
2018	13.56	0.41	(0.48)	(0.07)	(0.38)	(0.72)	(1.10)	—	(1)	12.39	(0.84)	35,447	1.24	1.97	3.17	86
Investor
2022	13.11	0.55	(3.03)	(2.48)	(0.46)	—	(0.46)	—		10.17	(19.64)	31,613	1.35	1.64	4.63	147
2021	10.41	0.41	2.68	3.09	(0.39)	—	(0.39)	—		13.11	30.29	9,034	1.35	1.69	3.19	112
2020	10.75	0.25	(0.18)	0.07	(0.41)	—	(0.41)	—		10.41	0.33	1,573	1.38	1.70	2.48	99
2019	12.38	0.32	(1.66)	(1.34)	(0.29)	—	(0.29)	—	(1)	10.75	(10.62)	1,728	1.40	1.80	3.02	92
2018	13.55	0.37	(0.50)	(0.13)	(0.36)	(0.72)	(1.08)	0.04		12.38	(1.00)	2,434	1.49	2.24	2.83	86

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share.
Amounts designated as “—” are $0 or round to $0.

Causeway Funds	67

FINANCIAL HIGHLIGHTS — CONCENTRATED EQUITY FUND

The financial highlights table is intended to help you understand the Concentrated Equity Fund’s financial performance for the period of the Fund’s operations. The Fund’s fiscal year-end is September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as noted in its report dated November 28, 2022. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.
Financial Highlights
For the Fiscal Year Or Period Ended September 30,
For a Share Outstanding Throughout the Fiscal Year Or Period

	Net Asset Value, Beginning of Year ($)	Net Invest- ment Income ($)†	Net Realized and Unrealized Gain (Loss) on Invest- ments ($)	Total from Opera- tions ($)	Dividends from Net Invest- ment Income ($)	Distribu- tions from Capital Gains ($)	Total Dividends and Distribu- tions ($)	Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)
Causeway Concentrated Equity Fund
Institutional
2022	11.28	0.07	(2.47)	(2.40)	(0.12)	(0.68)	(0.80)	8.08	(23.06)	2,952	0.85	3.09	0.67	62
2021(1)(2)	10.00	0.12	1.16	1.28	—^	—	—	11.28	12.81	4,639	0.85	3.47	1.40	37
Investor
2022	11.28	0.07	(2.47)	(2.40)	(0.12)	(0.68)	(0.80)	8.08	(23.06)	758	0.85	3.09	0.67	62
2021(1)(2)	10.00	0.12	1.16	1.28	—	—	—	11.28	12.80	1,185	0.85	3.47	1.40	37

†	Per share amounts calculated using average shares method.
^	Amounts less than $0.01.
(1)	Commenced operations on December 15, 2020.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
Amounts designated as “—” are $0 or round to $0.

68	Causeway Funds

The Funds
Causeway International Value Fund
Causeway Global Value Fund
Causeway Emerging Markets Fund
Causeway International Opportunities Fund
Causeway International Small Cap Fund
Causeway Concentrated Equity Fund
c/o SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Investment Adviser
Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025
Transfer Agent
SS&C GIDS, Inc. (formerly known as DST Systems, Inc.)
1055 Broadway
Kansas City, MO 64105
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017
Distributor
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
Administrator
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Custodian
The Bank of New York Mellon
2 Hanson Place
Brooklyn, NY 11217
Counsel
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104

Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports you will find discussions of the relevant market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal years. The Funds’ SAI contains further information about each Fund and is incorporated by reference (legally considered to be part of this Prospectus).
You may download these and other documents from www.causewayfunds.com. You may also request a free copy of any of these documents, request other information, or ask questions about a Fund by calling 1-866-947-7000, e-mailing causewayfunds@seic.com, or writing your Fund at c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456. Other information may also be obtained from your financial consultant or from financial intermediaries that sell shares of a Fund.
Information about the Funds (including the SAI) is available on the Commission’s internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Company Act File #811-10467.
CCM-PS-005-1600

CAUSEWAY INTERNATIONAL VALUE FUND
Institutional Class (CIVIX)
Investor Class (CIVVX)
CAUSEWAY GLOBAL VALUE FUND
Institutional Class (CGVIX)
Investor Class (CGVVX)
CAUSEWAY EMERGING MARKETS FUND
Institutional Class (CEMIX)
Investor Class (CEMVX)
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND
Institutional Class (CIOIX)
Investor Class (CIOVX)
CAUSEWAY INTERNATIONAL SMALL CAP FUND
Institutional Class (CIISX)
Investor Class (CVISX)
CAUSEWAY CONCENTRATED EQUITY FUND
Institutional Class (CCENX)
Investor Class (CCEVX)

>    PROSPECTUS
       JANUARY 27, 2023

STATEMENT OF ADDITIONAL INFORMATION

Causeway International Value Fund

Institutional Class (CIVIX)

Investor Class (CIVVX)

Causeway Global Value Fund

Institutional Class (CGVIX)

Investor Class (CGVVX)

Causeway Emerging Markets Fund

Institutional Class (CEMIX)

Investor Class (CEMVX)

Causeway International Opportunities Fund

Institutional Class (CIOIX)

Investor Class (CIOVX)

Causeway International Small Cap Fund

Institutional Class (CIISX)

Investor Class (CVISX)

Causeway Concentrated Equity Fund

Institutional Class (CCENX)

Investor Class (CCEVX)

c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456

Phone No. 1-866-947-7000

January 27, 2023

Causeway International Value Fund (the “International Value Fund”), Causeway Global Value Fund (the “Global Value Fund”), Causeway Emerging Markets Fund (the “Emerging Markets Fund”), Causeway International Opportunities Fund (the “International Opportunities Fund”), Causeway International Small Cap Fund (the “International Small Cap Fund”) and Causeway Concentrated Equity Fund (the “Concentrated Equity Fund”) (each, a “Fund” and collectively referred to as the “Funds”) are series of Causeway Capital Management Trust (the “Trust”). The Trust is a diversified, open-end, management investment company that is organized as a Delaware statutory trust.

The investment objectives of the Funds are included in the prospectus of the Funds, dated January 27, 2023 (the “Prospectus”). No assurance can be given that the investment objective of any of the Funds will be realized. For more information on the Funds’ investment objectives and policies, see “Investment Objective and Policies.”

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Funds at 1-866-947-7000 or your financial consultant or other financial intermediary, or by writing to the Funds at c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

CCM-SX-003-1800

i

ii

TRUST HISTORY

The Trust was organized on August 10, 2001 and is a Delaware statutory trust. The Trust is a diversified, open-end, management investment company currently consisting of six series – the International Value Fund, the Global Value Fund, the Emerging Markets Fund, the International Opportunities Fund, the International Small Cap Fund, and the Concentrated Equity Fund. The investment adviser of the Trust is Causeway Capital Management LLC (the “Investment Adviser”). The administrator of the Trust is SEI Investments Global Fund Services (the “Administrator”). The custodian of the Trust is the Bank of New York Mellon (the “Custodian”). The distributor of the Trust is SEI Investments Distribution Co. (the “Distributor”). The transfer agent of the Trust is SS&C GIDS, Inc. (f/k/a DST Systems, Inc.) (the “Transfer Agent”).

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the International Value Fund is to seek long-term growth of capital and income. The investment objective of the Global Value Fund is to seek long-term growth of capital and income. The investment objective of the Emerging Markets Fund is to seek long-term growth of capital. The investment objective of the International Opportunities Fund is to seek long-term growth of capital. The investment objective of the International Small Cap Fund is to seek long-term growth of capital. The investment objective of the Concentrated Equity Fund is to seek long-term growth of capital. Reference is made to the discussions under “Fund Summary” and “Fund Details” in the Prospectus for information with respect to each Fund’s investment objective and policies.

The Investment Adviser is responsible for the management of each Fund’s portfolio.

Investment Restrictions

Each Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed for a Fund without the favorable vote of the holders of a “majority” of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the vote of the holders of a “majority” of a Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares. Any restriction on a Fund’s investments is determined when the investment is made, unless otherwise noted.

Except as noted, the Funds may not:

(1) With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Issue senior securities, except as permitted under the 1940 Act.

(3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

(4) Underwrite securities issued by others except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of the Fund’s portfolio securities.

(5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(8) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval.

(i) The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options, forward contracts and swap agreements are not deemed to constitute selling securities short.

(ii) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts, options on futures contracts, forward contracts and swap agreements are not deemed to constitute purchasing securities on margin.

(iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid.

(v) The Fund may not invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.

With respect to limitation (iv), securities will generally be deemed illiquid by a Fund when they are subject to legal or contractual restrictions on resale (unless deemed liquid pursuant to the Trust’s Liquidity Risk Management Program) or because they cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, in conformance with relevant Commission rules and guidance. If through a change in values, net assets, market conditions, or other circumstances, more than 15% of a Fund’s net assets are invested in illiquid securities, the Investment Adviser will take steps to reduce the Fund’s illiquid investments to or below 15% of the Fund’s net assets, in conformance with relevant Commission rules and guidance.

General Market Risk and Small and Medium Capitalization Issuer Risk

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which the Funds’ service providers, including the Investment Adviser, rely, and could otherwise disrupt the Funds’ service providers’ ability to fulfill their obligations to the Funds.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide, resulting in less money being available to purchase raw materials, goods and services in certain markets, which may, in turn, lower the prices of these economic staples. It may also cause U.S. and foreign issuers to have more difficulty obtaining financing, which may, in turn, result in a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Funds.

In early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) spread rapidly across the world, including to the United States. The coronavirus pandemic resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. The pandemic may continue to lead to disruptions in the worldwide economy, particularly with respect to economies of nations impacted by COVID-19, including new variants. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S.

Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Although it is not possible to predict the precise nature and consequences of these events, or of any related political or policy decisions and regulatory changes that could impact the Funds’ investments, these types of events will likely impact the Funds and their investments. Portfolio companies could be significantly impacted by emerging events and uncertainty and the Funds will be negatively impacted if the value of portfolio holdings decrease as a result of pandemic-related events and the uncertainty they cause. There can be no assurance that emerging events will not cause a Fund to suffer a loss of part or all of its investments. A Fund will also be negatively affected if the operations and effectiveness of the Investment Adviser, the Fund’s key service providers, or portfolio companies are compromised or if necessary or beneficial systems and processes are disrupted.

The International Small Cap Fund will invest a significant portion of its assets in the securities of smaller capitalization companies, and other Funds may also invest in smaller and medium capitalization companies. The values of securities of smaller and medium capitalization companies, which may be less well-known companies, can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller and medium capitalization companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Smaller and medium capitalization companies in countries with less-liquid currencies may have additional difficulties in financing and conducting their businesses. Further, smaller and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller and medium capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. During some periods, securities of smaller and medium capitalization companies, as asset classes, have underperformed the securities of larger capitalization companies.

Repurchase Agreements

The Funds may enter into repurchase agreements. A repurchase agreement is an agreement where a Fund purchases a security and the seller agrees to repurchase the security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time money is invested in, or exposed to, the repurchase agreement. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, additional collateral will be required. In the event of a default, insolvency or bankruptcy by a seller, a Fund will promptly seek to liquidate the collateral. In such circumstances, a Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default of the obligation to repurchase are less than the repurchase price, a Fund will suffer a loss. In addition, changes in regulatory requirements concerning margin for certain types of financing transactions, including repurchase agreements, could impact a Fund’s ability to use these investment strategies and techniques.

Debt Securities

The Funds may invest in debt securities, including U.S. dollar or foreign currency-denominated corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) of domestic or foreign issuers. Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. These securities are also subject to interest rate risk, which is the risk that the value of a security may fall when interest rates rise. In general, the market prices of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Inflation/Deflation Risk

The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s assets.

U.S. Government Securities

U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the U.S. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Historically, FNMA and FHLMC were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FNMA and FHLMC securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. If FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. No assurance can be given that the U.S. government will continue to support FNMA and FHLMC. In addition, the future for FNMA and FHLMC remains uncertain. Congress has considered proposals to reduce the U.S. government’s role in the mortgage market of both FNMA and FHLMC, including proposals as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities issued by FNMA and FHLMC would be impacted. FNMA and FHLMC are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has previously stated that it has no intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on FNMA’s and FHLMC’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA’s and FHLMC’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

The Funds may invest in component parts of U.S. Treasury notes or bonds, namely either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATS”), and are not issued by the U.S. Treasury; therefore they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

Preferred Stocks; Preference Stocks

The Funds may invest in preferred stocks and preference stocks. Preferred stocks include convertible and non-convertible preferred stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock. Preference stock is a special type of common stock that shares in the earnings of a company, has limited voting rights, may have a dividend preference, and may also have liquidation preference. Preference stocks are more common in emerging markets than in developed markets. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding common equity or fixed income securities.

Convertible Securities

The Funds may invest in convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Investment Adviser’s sole discretion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. Convertible securities typically pay current income, as either interest (bond convertibles) or dividends (preferred stock). While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A convertible security’s value usually reflects both the stream of current income payments and the value of the underlying common stock. In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed-income security) or its “conversion value” (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, since it is convertible into common stock, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Derivative Instruments

SEC Rule 18f-4 under the 1940 Act (“Rule 18f-4”) related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies, requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations to be subject to VaR leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception. Under Rule 18f-4, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with Rule 18f-4 regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

The Funds have adopted Policies and Procedures Relating to the Use of Derivatives Transactions and Other Similar Instruments Pursuant to Rule 18f-4, and currently intend to comply with the limited derivatives users exception under Rule 18f-4. This exception applies, generally, as long as a Fund limits its derivatives exposure to 10% of the Fund’s net assets, excluding certain transactions, and implements certain derivatives risk management procedures. If a Fund changed its approach to derivatives, it could do so and would no longer rely on the limited derivatives users exception, and would adopt a more comprehensive derivatives risk management program pursuant to Rule 18f-4 and be required to comply with certain other limits and requirements. Complying with the Rule 18f-4 may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

To the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, each Fund may invest in futures contracts, purchase and write call and put options on securities, securities indices and foreign currencies, and enter into forward contracts, swaps, and structured instruments, including, without limitation, participation notes, certificates, share purchase rights, and warrants. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates, securities and securities indices. The Emerging Markets Fund may use futures contracts, including futures contracts based on emerging markets indices, to obtain exposures to the emerging markets asset class. The Emerging Markets Fund may also use participation notes, warrants or similar equity-related corporate obligations to obtain exposure to the China A-Share market. The Funds may (but are not obligated to) use derivatives to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies. The Funds may (but are not obligated to) also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a Fund invests in derivatives for hedging, the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of an interest in the Fund.

Derivatives are volatile and involve significant risks, including, but not limited to:

•

Counterparty Risk – Counterparty risk is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its financial obligation to the Fund and the related risk of having concentrated exposure to such a counterparty.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•

Leverage Risk – Leverage risk is the risk that relatively small market movements may result in large changes in the value of an investment. Investments that involve leverage can result in losses that greatly exceed the amount originally invested.

•

Market Risk – Market risk is the risk from potential adverse market movements in relation to the Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts the Fund’s derivatives positions.

•

Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, and the related risk involving the liquidity demands that derivatives can create to margin or settlement payments.

•	Basis Risk – Basis risk is the risk that the value of a derivative instrument does not react in parallel with the value of the underlying security.

•	Operational Risk – Operational risk is the risk related to potential operational issues related to the Fund’s derivatives positions.

•

Legal Risk – Legal risk is the risk created by insufficient documentation, insufficient capacity or authority of a counterparty, or potential issues relating to the legality or enforceability of a contract.

Futures and Options

Futures. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. Futures may be based on foreign securities or indices.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit (or pledge) “initial margin” with a futures broker, known in the U.S. as a futures commission merchant (“FCM”), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s notional value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to that Fund.

Although futures exchanges generally operate similarly in the U.S. and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the U.S. may also involve the risk of foreign currency fluctuation.

Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, margin payments will be required to be made to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price (if the option requires delivery), even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward foreign currency exchange contracts and currency swaps, as discussed below, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures, forward, or swap contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund’s investments exactly over time.

Over-the-counter-options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Risks of Futures and Options. There are several risks associated with transactions in futures and options. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. Each Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.

Depositary Receipts

The Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) or other securities, including other types of depositary receipts, representing securities of issuers in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. EDRs, GDRs and SDRs are European, global or Swedish receipts evidencing similar arrangements. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets; GDRs are designed for use in multiple global markets; and SDRs are designed for investments in Swedish companies. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the U.S. or Europe or other countries, as the case may be.

Exchange-Traded Funds

The Funds may invest in exchange-traded funds (“ETFs”). ETFs are traded like individual stocks on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. In addition to market-driven changes in value, investments in ETFs involve the additional risk, among others, that an ETF may not track the performance of the index it is designed to track, and market prices of shares of an ETF may fluctuate rapidly and materially, or shares of an ETF may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in such ETF. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. A Fund may invest in ETFs for short-term cash management or as part of its overall investment strategy. If a Fund invests in ETFs, shareholders will bear their proportionate share of the Fund’s expenses (including operating expenses and advisory fees), and also similar expenses of the ETFs, and the Fund’s returns could therefore be lower than if it had invested directly in the underlying securities.

For purposes of evaluating whether at least 80% of the International Value Fund’s investments are in companies in foreign markets, investments in ETFs based on the MSCI EAFE Index (Gross) (the “EAFE Index”) or other foreign markets indices are considered foreign markets investments. For purposes of determining whether more than 15% of total International Value Fund assets are invested in companies in emerging markets, investments in ETFs based on the MSCI Emerging Markets Index (Gross) (the “EM Index”) or other emerging markets indices are considered emerging markets investments.

Global Value Fund investments in ETFs based on the EAFE Index or other foreign markets indices are considered foreign markets investments. For purposes of determining whether more than 25% of total Global Value Fund assets are invested in companies in emerging markets, investments in ETFs based on the EM Index or other emerging markets indices are considered emerging markets investments.

For purposes of evaluating whether at least 80% of the Emerging Markets Fund’s investments are in companies in emerging markets, investments in ETFs based on the EM Index or other emerging markets indices are considered emerging markets investments. For purposes of evaluating whether the Emerging Markets Fund’s investments are in at least 10 emerging markets or plus or minus 5 percentage points of the weight of a country in the EM Index, investments in ETFs based on a single country index are considered investments in the underlying country, and investments in ETFs based on more than one underlying country index are not considered investments in the specific underlying countries. For purposes of determining whether more than 10% of total Emerging Markets Fund assets are invested in less developed emerging markets not included in the EM Index, investments in ETFs will be counted towards this 10% limit only if all the underlying countries comprising the ETF are not included in the EM Index. Investments in futures contracts are not considered to be investments in countries or emerging markets for purposes of the Emerging Markets Fund’s country and emerging markets limits. Investments in participation notes, warrants or similar equity-related corporate obligations to obtain exposure to the China A-Share market are considered investments in China for purposes of the Emerging Markets Fund’s country and emerging markets limits.

For purposes of evaluating whether the International Opportunities Fund is invested in companies in at least ten foreign countries, investments in ETFs based on a single country index are considered investments in the underlying country, and investments in ETFs based on more than one underlying country index are not considered investments in the specific underlying countries. For purposes of evaluating whether the International Opportunities Fund’s emerging markets portfolio’s investments are plus or minus 5 percentage points of the weight of a country in the EM Index, investments in ETFs based on a single country index are considered investments in the underlying country, and investments in ETFs based on more than one underlying country index are not considered investments in the specific underlying countries. For purposes of determining whether more than 10% of the International Opportunities Fund’s emerging markets portfolio is invested in less developed emerging markets not included in the EM Index, investments in ETFs will be counted towards this 10% limit only if all the underlying countries comprising the ETF are not included in the EM Index.

For purposes of evaluating whether at least 80% of the International Small Cap Fund’s investments are in equity securities of companies with small market capitalizations, investments in ETFs based on the MSCI ACWI ex USA Small Cap Index (Gross) (“ACWI ex-US Small Cap Index”) or other small cap indices are considered small capitalization investments. For purposes of evaluating whether the percentage of the International Small Cap Fund’s total assets invested in a country is within plus or minus 5 percentage points of the weight of the country in the ACWI ex-US Small Cap Index, investments in ETFs based on a single country index are considered investments in the underlying country, and investments in ETFs based on more than one underlying country index are not considered investments in the specific underlying countries. For purposes of determining whether more than 10% of total International Small Cap Fund assets are invested in companies in foreign and emerging markets not included in the ACWI ex-US Small Cap Index, investments in ETFs will be counted towards this 10% limit only if all the underlying countries comprising the ETF are not included in the ACWI ex-US Small Cap Index.

Concentrated Equity Fund investments in ETFs based on the EAFE Index or other foreign markets indices are considered foreign markets investments. For purposes of determining whether assets are invested in companies in emerging markets, investments in ETFs based on the EM Index or other emerging markets indices are considered emerging markets investments.

Investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s net asset value (“NAV”), the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium” to) or below (at a “discount” to) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither the Investment Adviser nor a Fund can predict whether ETF shares will trade above, below or at NAV. While an ETF’s investment results are based on the ETF’s daily NAV, investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.

Forward Foreign Currency Exchange Contracts and Currency Swaps

The Funds may (but are not obligated to) use forward contracts and swaps to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or swaps on foreign currency exchange rates.

The Funds may enter into foreign currency exchange (“FX”) contracts or swaps with respect to specific transactions. For example, when a Fund purchases or sells a security denominated in a foreign currency, or when a

Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment by entering into an FX contract or swap for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund also may use forward contracts or swaps in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar, or to shift the Fund’s exposure to foreign currency fluctuations from one country to another or from or to the Eurozone region, in the case of the Euro. For example, when the Investment Adviser believes that the currency of a particular foreign country or the Eurozone region may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract or swap to sell an amount of such foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract or swap amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract or swap is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such transaction) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Forward contracts and swaps involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses and transaction costs. Forward contracts and swaps also involve the risk that a currency may be discontinued and/or replaced by other currencies, which may make it difficult or impossible to settle forward contracts or swaps or otherwise adversely affect the market value of forward contracts or swaps.

At or before the maturity date of a forward contract or swap that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract or swap requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract or swap under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts and swaps varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts and swaps are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts and swaps does not eliminate fluctuations in the price of the underlying securities held by a Fund or that it intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts and swaps limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Pursuant to final interpretations issued by the Commodity Futures Trading Commission (“CFTC”) and the Commission, certain forward FX contracts that may be used by the Funds are considered to be swaps and are subject to CFTC regulation as swaps. The long-term impact of these requirements on a Fund and its counterparties is uncertain. However, they may cause counterparties to increase fees charged to a Fund, require the Fund to post initial margin and variation margin, or make them less willing to enter into these contracts with a Fund in the future. Further, these contracts may need to be centrally-cleared. Forward FX contracts or currency swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. If the forward FX contract or swap is not required to be centrally cleared, the contract exposes a Fund to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a default occurs by the clearing organization, where such contracts are centrally cleared, or a counterparty, where such contracts are not centrally cleared, a Fund may have contractual remedies pursuant to the agreements related to the transaction, but exercising these remedies could involve significant time and expense.

The Dodd-Frank Act Wall Street Reform and Consumer Protections Act (“Dodd-Frank”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and the Commission recently defined as “swaps.” The CFTC has implemented mandatory exchange-trading and clearing requirements under Dodd-Frank and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. During the term of the swap agreement, a “variation margin” amount will be required to be paid by the Fund and may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the swap counterparty along with any loss that is greater than such margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. The Investment Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

The Funds may, from time to time, enter into forward FX contracts or currency swaps. Because certain of these contracts are subject to CFTC regulation, the Investment Adviser with respect to each of these Funds has claimed an exclusion available to advisers of registered investment companies from registration as a “commodity pool operator” under the Commodities Exchange Act (“CEA”) and the regulations thereunder. To maintain the exclusion, the Funds must limit the use of forward FX contracts, currency swaps, and certain other commodity interests, so that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to such contracts do not exceed 5% of the liquidation value of the Fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests does not exceed 100% of the liquidation value of the Fund’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Investment Adviser, in managing these Funds, intends to comply with one of the two alternative limits described above to claim the exclusion. If these limits are approached for a Fund, the Fund may not be able to take advantage of investment opportunities due to compliance with the exclusion.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Funds’ ability to use swap agreements. The swaps market is subject to increasing regulations, in both U.S. and foreign markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analysis, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered illiquid and subject to a Fund’s limit on investments in illiquid securities. To the extent that a swap is deemed illiquid pursuant to the Trust’s Liquidity Risk Management Program, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in losses.

Structured Instruments

The Funds may invest in structured instruments, including, without limitation, participation notes, certificates, share purchase rights, and warrants. Structured instruments may be derived from or based on a single security or securities, an index, a commodity, debt issuance or a foreign currency (a “reference”), and their interest rate or principal may be determined by an unrelated indicator. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the value of the structured security at maturity, or in the interest rate of the structured security, and structured instruments may be subject to ongoing fees as well as fees at termination of the instrument. Structured securities may entail a greater degree of risk than other types of securities because a Fund bears the risk of the reference in addition to the risk that the counterparty to the structured security will be unable or unwilling to fulfill its obligations under the structured security to the Fund when due. A Fund bears the risk of loss of the amount expected to be received in connection with a structured security in the event of the default or bankruptcy of the counterparty to the structured security. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Foreign Investment Risks

Foreign Market Risk. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks are higher for emerging markets and frontier markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. These risks are also higher for investments in smaller and medium capitalization companies. In particular, the Funds are subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in companies in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk. Securities in which the Funds invest may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly, when the U.S. dollar decreases in value against a foreign currency, an investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Funds’ investments. Further, companies in foreign countries may conduct business or issue debt denominated in currencies other than their domestic currencies, creating additional risk if there is any disruption, abrupt change in the currency markets, or illiquidity in the trading of such currencies.

Changes in the United Kingdom Political Environment. On January 31, 2020, the United Kingdom officially withdrew from the EU. On December 30, 2020, the EU and United Kingdom signed the EU-United Kingdom Trade and Cooperation Agreement (the “TCA”), which governs certain aspects of the EU’s and the United Kingdom’s relationship. Notwithstanding the TCA, aspects of the relationship between the United Kingdom and EU remain unresolved and subject to further negotiation and agreement. There is uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to its relationships with the EU and with other countries, which may not be resolved for some time.

While the long-term consequences of Brexit remain unclear, Brexit has already resulted in periods of volatility in Europe and global financial markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Investors should be aware that events related to Brexit may introduce potentially significant uncertainties and instabilities in the financial markets, as well as potentially lower economic growth, in the United Kingdom, Europe and globally. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the United Kingdom and EU is further defined and the United Kingdom determines which EU laws to replace or replicate. Depreciation of the euro and/or British pound sterling in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the euro or British pound sterling, regardless of the performance of the investment.

EMU. The European Economic and Monetary Union (“EMU”) among the countries that comprise the EU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and replaced the existing national currencies of all EMU participants. Since that time, securities issued in participating EU countries have been listed, traded, declared dividends and made other payments only in euros. In recent years, many of the EU economies have suffered through a prolonged recession, raising questions about the continued viability of the euro. There is a possibility that the EMU may be unwound. It is also possible that a significant participant could choose to abandon the EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the slowdown or collapse of European economic unity, and/or reversion of the attempts to lower government debt and inflation rates in the EMU. Also, withdrawal from the EMU at any time by a participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have adverse impacts on the Funds’ investments in Europe generally or in specific countries participating in the EMU.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for a Fund’s portfolio managers to completely and accurately determine a company’s financial condition or find reliable and current data to process using the Investment Adviser’s quantitative techniques. Due to jurisdictional and other limitations, the Public Company Accounting Oversight Board (“PCAOB”) may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain developing countries that audit U.S. reporting companies with operations in those countries. As a result, there is greater risk that financial records and information relating to an issuer’s operations in developing countries will be incomplete or misleading, which may negatively impact a Fund’s investments in such company.

Certain Risks of Holding Fund Assets Outside the U. S. Foreign securities in which the Funds invest are generally held outside the U.S. in foreign banks and securities depositories. The Funds’ custodian is the Funds’ “foreign custody manager” as provided in Rule 17f-5 under the 1940 Act. The “foreign custody manager” is responsible for determining that each Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for a Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Funds to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends and interest on, and proceeds from the disposition of, foreign securities a Fund holds may be subject to foreign withholding or other taxes, and special federal tax considerations may apply. See “Federal Tax Aspects.”

Emerging Markets

The International Value Fund may invest up to 15% of its total assets in companies in emerging (less developed) markets. The Global Value Fund may invest up to 25% of its total assets in companies in emerging (less developed) markets. The Emerging Markets Fund has no such limit. The Investment Adviser does not expect the percentage of the International Opportunities Fund’s total investments in companies in emerging (less developed) markets securities to be greater than the weight of the emerging markets portion of the MSCI ACWI Index ex U.S. multiplied by two, and can be as low as zero. The International Small Cap Fund and the Concentrated Equity Fund also invest in companies in emerging (less developed) markets.

The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. See “Exchange-Traded Funds” above for a discussion of how a Fund determines where ETFs are located.

A Fund’s investments in emerging markets involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, the value of the Fund’s emerging markets securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment, and may have significantly less liquidity than developed markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because a Fund will invest in, securities denominated in foreign currencies, those securities may go down in value depending on foreign exchange rates.

Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make emerging markets securities less liquid, more volatile and harder to value than U.S. securities. These risks are also higher for investments in smaller and medium capitalization companies.

The growth of many emerging markets’ economies is to a significant degree export driven. Accordingly, emerging countries are often affected by changes in the economies of the U.S. and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies. In the event that growth in the export sector declines, the burden of future growth will increasingly be placed on domestic demand.

In addition to the risks discussed above, there are special risks associated with a Fund’s investments (in particular, the Emerging Markets Fund) in certain countries and regions, including, but not limited to, the following:

China. Beginning in 1978, the Chinese government initiated a program of economic and market reforms. The Chinese government exercises significant control over China’s economy through allocating resources by controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Government policies have recently contributed to economic growth and prosperity in China, but such policies could be altered or discontinued at any time, and without notice. Moreover, the Chinese government sometimes takes actions intended to increase or decrease the values of Chinese stocks. China’s securities markets have less regulation and are substantially smaller, less liquid and more volatile than the securities markets of more developed countries, and hence are more susceptible to manipulation, insider trading, and other market abuses. Financial information on companies listed on these markets is limited and may be inaccurate. Companies listed on these markets may trade at prices not consistent with traditional valuation measures. Management of these companies could have conflicting financial interests or little experience managing a business. China’s ability to develop and sustain a credible legal, regulatory, monetary and socioeconomic system could influence the course of outside investment. Many laws and regulations in China are relatively new and published court decisions based on these laws are limited and non-binding. Thus, the rights of minority shareholders in Chinese issuers are not as well protected as they are in developed markets. There is also risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and high inflation rates. The effect of future developments in the Chinese legal system is unpredictable, such as changes to the existing regulatory environment and government scrutiny in certain areas, uncertain interpretation, implementation and enforcement of existing laws, or the preemption of local regulations by national laws. For example, the Chinese government has tightened regulatory requirements with respect to privacy, data protection and information security, and has promulgated new regulations and policy to regulate certain industries. These changes, and other changes that the Chinese government may implement in the future, could have a significant adverse effect on the Funds’ investments.

The emergence of a domestic consumer class is still developing, and China’s economic health is still dependent on exports. China’s growing trade surplus with the U.S. has increased the risk of currency revaluation and has contributed to trade disputes between China and the U.S. Results of trade disputes between China and the U.S. have included certain tariffs imposed by the U.S. and China, which may have adverse effects on some export-dependent sectors. In addition, the nature of the future trading relationship between the U.S. and China remains unclear, contributing to economic uncertainty for impacted companies and sectors. The resolution of or continuation of trade disputes between the U.S. and China, if any, may have a significant impact on the economies of the U.S. and China, as well as the broader global economy, which may cause increased volatility, illiquidity, and potentially lower economic growth in these markets. In addition, export growth continues to be a major driver of China’s rapid economic growth. Reductions in spending on Chinese products and services, tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the companies in which a Fund invests. Growing income inequality and larger scale environmental degradation is testing social cohesion in China. Social instability could threaten China’s political system and economic growth, which could decrease the value of a Fund’s investments. In addition, in 2020 the U.S. Government imposed sanctions generally prohibiting U.S. investors from directly or indirectly purchasing or otherwise gaining exposure to certain securities identified as having ties to China’s military and related industries. These and potential similar future sanctions may limit the potential universe of securities in which a Fund may invest, may require a Fund to divest from securities that it otherwise would not, and could negatively impact the investment performance of a Fund.

Military conflicts, in response to internal social unrest or conflicts with other countries, could disrupt economic development. China has strained relations with Japan, Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. Development of the Chinese economy is also vulnerable to developments on the Korean peninsula; should political tension increase or military actions be precipitated, it could adversely affect the economy and destabilize the region as a whole. In addition, certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire region and any adverse events in the Asian markets may have a significant adverse effect on Chinese companies.

China’s real estate sector began experiencing a debt crisis in 2021. Certain Chinese property developers have recently missed interest payments on their debt obligations, while others have defaulted. There is no guarantee that Chinese property developers will be able to continue to service their debt, and a default by one or more such developers could result in a widespread drop in property values in China and slowed economic activity, which could have a significant adverse impact on the Chinese financial system and Fund holdings. Due to the ongoing nature of the crisis, it is not currently possible to determine the full potential impact of a default or a perceived risk of default by these issuers, and reasonable expectations about relevant risks associated with a default could prove inaccurate.

A Fund may invest in China A-Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Shanghai-Hong Kong or Shenzhen – Hong Kong Stock Connect links (“Stock Connect”). Trading through Stock Connect is subject to a number of risks and restrictions that may affect a Fund’s investments and returns. The risks of investments in A-Shares through Stock Connect include, among others, trading, clearance and settlement risks, currency exchange risks, political and economic instability, inflation, confiscatory taxation, nationalization, expropriation, Chinese securities market volatility, less reliable financial information, differences in accounting, auditing, and financial standards and requirements from those applicable to U.S. issuers, and uncertainty of implementation of existing law in the People’s Republic of China (“PRC”). Due to PRC regulatory requirements, a Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings, if any, in securities or instruments tied to the PRC. Such liquidations may result in losses for a Fund. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either Shanghai or Hong Kong, and there are trading days in Shanghai when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect securities may fluctuate at times when a Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect.

Fund purchases of A-Shares through Stock Connect involve ownership rights that are less developed than those involved in U.S. securities markets. When a Fund buys listed stock through Stock Connect, the Fund is purchasing a right against the Hong Kong Securities Clearing Company Limited (“HKSCC”) to obtain the benefits of ownership of the stock and not the stock itself. The buying Fund does not have legal title to the listed stock and PRC law does not formally recognize the buyer’s beneficial ownership. Stock Connect is subject to regulations by both Hong Kong and the PRC. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities under Stock Connect, operational arrangements or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong, Shanghai or Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. While Chinese regulators have made statements that acknowledge that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and PRC law and regulation surrounding beneficial ownership may either continue to evolve or change suddenly. Therefore, the risk of loss is greater due to the indirect nature of the ownership interest in A-Shares when trading through Stock Connect. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not use a special segregated account, the Fund will not be able to sell the shares on any trading day when it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, many market participants have yet to fully implement information technology systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

The Stock Connect program is in its early stages. Trading through Stock Connect does not protect investors through Hong Kong’s Investor Compensation Fund or the China Securities Investor Protection Fund. The trading, settlement and information technology systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns.

A Fund may invest in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by non-Chinese individuals and entities

(including U.S. persons and entities, such as the Funds) is prohibited. To facilitate indirect foreign investment in these businesses, many Chinese companies have created VIE structures. In such an arrangement, a China-based operating company typically establishes a shell entity in another jurisdiction, such as the Cayman Islands. The shell company enters into service and other contracts with the China-based operating company, and then issues shares on an exchange (such as the New York Stock Exchange or the Hong Kong Stock Exchange). Non-Chinese investors hold stock in the shell entity rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. The contractual arrangements also permit the VIE to consolidate the China-based operating company into its financial statements.

Although VIE structures are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. As a result, investors face the risk that future actions by the Chinese government could significantly affect the China-based operating company’s financial performance and the enforceability of the VIE structure’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to this structure will be adopted (in each case either generally or with respect to specific industries, sectors or companies) and, if adopted, what impact they would have on the interests of shareholders in the VIE structure. Under extreme circumstances, China could prohibit the existence of VIE structures or limit a VIE structure’s ability to pass through economic and governance rights to non-Chinese individuals and entities. If the Chinese government takes action affecting VIE structures, the market value of a Fund’s portfolio holdings in VIE structures would likely suffer significant, detrimental, and possibly permanent negative effects, which could result in substantial investment losses to the Fund.

In addition, Chinese companies, including China-based operating companies listed on U.S. exchanges through a VIE structure, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies based in more developed countries. As a result, information about the Chinese securities and securities in the VIE structure in which a Fund invests may be less reliable or complete than investments in other securities. Foreign companies listed on U.S. exchanges, including China-based operating companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other U.S. regulators. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of a Fund to transact in such securities and may increase the transaction costs of a Fund if the Fund is required to seek other markets in which to transact in those securities. Investments involving a VIE structure may also pose additional risks because such investments are made through a company whose interests in the underlying China-based operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the contractual claims with respect to the China-based operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the VIE and its investors. Such legal uncertainty may also be exploited against the interests of the investors in the VIE structure. Further, the interests of the direct equity owners of the China-based operating company may conflict with the interests of the investors in the VIE structure, and the fiduciary duties of the officers and directors of the China-based operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the shell entity in which a Fund invests.

India. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. “Foreign Portfolio Investors” (“FPIs”) and their sub-funds may predominately invest in exchange-traded securities (and securities to be listed or approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FPIs. Although the Investment Adviser is a registered FPI, it must still seek renewal of this status every three years, which renewal cannot be guaranteed. FPIs are required to observe certain investment restrictions. In addition, the shareholdings of all registered FPIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed specified thresholds of the issued share capital of some companies. It is possible that this restriction could be raised or potentially lifted for a company, subject to that company’s approval. Only registered FPIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. The Funds’ Indian investments are subject to taxes on gains, which can reduce the Funds’ returns on Indian investments; investments in ADRs of Indian securities may also be subject to capital gains. There can be no assurance that these investment control and tax regimes will not change in a way that makes it more difficult or impossible for a Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

The Indian government exercises significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform could have a significant effect on the economy and a Fund’s investments in India. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a Fund to repatriate its income and capital.

Founders and their families control many Indian companies. Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the U.S. Exchanges have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market prices and liquidity of the Indian securities in which a Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limits on price movements and margin requirements. The relatively small market capitalizations of, and trading values on, the principal stock exchanges may cause a Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.

Religious, cultural and border disputes persist in India. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the results could destabilize the economy and, consequently, adversely affect a Fund’s investments. Both India and Pakistan have tested nuclear weapons, and the threat of deploying such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Latin America. Latin America, including Brazil and Mexico, has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. For example, the government of Brazil imposes a tax on foreign investment in Brazilian stocks and bonds, which may affect the value of a Fund’s investments in Brazilian issuers. While some Latin American governments have experienced privatization of state-owned companies and relaxation of trade restrictions, future free-market economic reforms are uncertain, and political unrest could result in significant disruption in securities markets in the region. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation and high unemployment rates. Adverse economic events in one country may have a significant adverse effect on other Latin American countries.

Commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Some markets are in areas that have historically been prone to natural disasters or are economically sensitive to environmental events, and a natural disaster could have a significant adverse impact on the economies in the geographic region.

Many Latin American countries have high levels of debt, which may stifle economic growth, contribute to prolonged periods of recession and adversely impact a Fund’s investments. Most countries have been forced to restructure their loans or risk default on their debt obligations. Interest on debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets.

Russia. Russia has experienced political and economic turbulence and has endured decades of communist rule under which its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the task of stabilizing and modernizing its economy. Investors in Russia have experienced significant losses due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested. There is no assurance that similar losses will not recur. Investments in Russian securities also include risks and special considerations such as: (a) delays in settling portfolio transactions and the risk of loss arising out of Russia’s system of share registration and custody; (b) the risk of corruption, insider trading and crime in the Russian economic system; (c) difficulties associated with obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; and (d) the risk that the Russian tax system may provide for inconsistent, retroactive and/or exorbitant taxation or unpredictable enforcement. The current government regime has become increasingly authoritarian, especially in its dealings with successful Russian companies. In this environment, there is always a risk that the government will abandon elements of a market economy and replace them with radically different political and economic policies that would be detrimental to the interests of foreign investors.

Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. The invasion may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian companies in which a Fund invests. Such resulting actual or threatened responses may include, but are not limited to, purchasing, selling and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Russia’s invasion of Ukraine has led to sanctions being levied by the United States, European Union and other countries against Russia. The invasion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to Russian issuers or the adjoining geographic regions. Additional sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, or further conflict between Ukraine and the Russian Federation, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. In certain instances, sanctions and other similar measures could prohibit the Fund from buying or selling Russian securities, rendering any such securities held by the Fund unmarketable for an indefinite period of time. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. The extent and duration of the invasion, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Russia could make additional attempts in the future to assert its influence in the region surrounding it through economic or military measures. These events could have a negative effect on the performance of a Fund.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products, and to sanctions or other actions that may be directed at the Russian economy as a whole (without limitation) or at Russian oil, natural gas, metals, timber, or other sectors. The price of oil, in particular, has reflected weakening global demand, which has negatively affected Russia’s economy and the value of its currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, Eastern European markets remain relatively underdeveloped and can be particularly sensitive to political and economic developments; adverse events in Eastern European countries may greatly impact the Russian economy.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still can occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence, or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent by inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection all pose significant risks, particularly to foreign investors. In addition, there is a risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or punitive taxation, or, in the alternative, a risk that a reformed tax system may result in inconsistent and unpredictable enforcement of any new or revised tax laws. The Russian securities market is relatively new, and a substantial proportion of securities transactions in Russia are privately negotiated outside the stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, little information is available to investors. As a result, it may be difficult to assess the value of an investment in Russian companies.

South Africa. South Africa’s two-tiered economy, with one rivaling developed countries and the other exhibiting many characteristics of developing countries, is characterized by uneven distribution of wealth and income and high rates of unemployment. This may cause civil and social unrest, which could adversely impact the South African economy. Ethnic and civil conflict could result in the abandonment of many of South Africa’s free market reforms. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. South Africa’s inadequate currency reserves have left its currency vulnerable, at times, to devaluation. South Africa has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in certain privatized entities have suffered losses due to the inability of the privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. Heavy regulation of labor and product markets is pervasive and may stifle South African economic growth or cause prolonged periods of recession. The agriculture and mining sectors of South Africa’s economy account for a large portion of its exports, and thus the South African economy is susceptible to fluctuations in these commodity markets. Moreover, the South African economy is heavily dependent upon the economies of Europe, Asia (particularly Japan) and the United States. Reduction in spending by these economies on South African products and services or negative changes in any of these economies may cause an adverse impact on the South African economy. South Africa has historically experienced strained international relations related to border disputes, historical animosities, racial tensions and other defense concerns. These situations may cause uncertainty in the South African market and may adversely affect the South African economy.

As a result of these and other risks, a Fund’s investments in South Africa may be subject to a greater risk of loss than investments in more developed markets. These investments may be more likely to experience inflation risk and political turmoil, and be subject to more rapid changes in economic conditions, than investments in more developed markets. Investing in South Africa involves risks of less uniformity in accounting and reporting requirements, less reliable securities valuation, and greater risk associated with custody of securities, than investing in developed countries.

South Korea. Investing in South Korean securities has special risks, including political, economic and social instability, and the potential for increasing militarization in North Korea. Military action or the risk of military action by North Korea, which might involve nuclear weapons, could have a materially adverse effect on South Korea and the Funds. The market capitalization and trading volume of issuers in the South Korean securities markets is heavily concentrated in a small number of issuers, which results in potentially fewer investment opportunities for the Funds. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire region and any adverse events in the Asian markets may have a significant adverse effect on South Korean companies. Also, South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy.

There are also a number of risks associated with the South Korean government. The South Korean government exercises substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or concentrate in particular industries, and induced mergers between companies in industries experiencing excess capacity. The South Korean government has sought to minimize excessive price volatility on the Korean Stock Exchange through various steps, including the imposition of limitations on daily price movements of securities, although there is no assurance that this would prevent the value of a Fund’s investments from declining over time.

Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, remains problematic and is unlikely to be settled in the near future. China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. This continuing hostility between China and Taiwan may have an adverse impact on the values of a Fund’s investments in China or Taiwan, or make such investments impracticable or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of a Fund’s investments in both countries and the region. In addition, certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire Asian region and any adverse events in the Asian markets may have a significant adverse effect on Taiwanese companies.

Taiwan’s growth has been export-driven to a significant degree. As a result, Taiwan is affected by changes in the economies of its main trading partners. If growth in the export sector declines, future growth will be increasingly reliant on domestic demand. Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. Any fluctuations or shortages in the commodity markets could have a negative impact on Taiwan’s economy. A significant increase in energy prices could have an adverse impact on Taiwan’s economy.

Swap Agreements

A Fund may enter into interest rate, index, currency, currency exchange rate and security swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days or weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a stipulated notional amount, i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. The notional amount of a swap agreement is only a hypothetical basis on which to calculate the obligations that the parties to the swap agreement have agreed to exchange.

Swap agreements typically calculate and settle the obligations of the parties on a “net basis” with a single payment. Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether any Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way that is detrimental to a Fund’s interest. A Fund bears the risk that the Investment Adviser will not accurately forecast future market trends or the values of assets or other economic factors in establishing swap positions for such Fund.

Using any swap agreement will expose a Fund to the risk that the swap agreement will have or will develop imperfect or no correlation with the value of the assets the swap agreement is designed to track, causing losses to such Fund. A number of factors may prevent a Fund from achieving desired correlation. These may include, but are not limited to: (i) the impact of Fund fees, expenses and transaction costs, including financing and brokerage costs/bid-ask spreads, (ii) to the extent the counterparty hedges its obligations to a Fund by entering into short sales (and thereby borrows shares from a beneficial owner), and a beneficial owner of a security sold short recalls the security from the counterparty for voting or other reasons and replacement securities cannot be obtained, such Fund may be forced to settle the exposure at a time which may not be advantageous, (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests or to which it has exposures, (iv) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), (v) the impact of accounting standards or changes thereto, and (vi) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax or securities law requirements.

Swap agreements do not involve the delivery of securities or other underlying assets, but are contracts with another party. While many swap agreements will be required to be centrally cleared, the Funds’ swap agreements may not be eligible for or subject to central clearing. Accordingly, if a swap agreement is entered into on a net basis and the counterparty defaults or is unwilling to perform its obligations, a Fund risks losing the net amount of payments that such Fund is contractually entitled to receive, if any. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect such Fund’s rights as a creditor. Further, the swap counterparty’s obligations to a Fund likely will not be collateralized. A Fund will not enter into a swap agreement unless the Investment Adviser believes the counterparty to the transaction is creditworthy.

The counterparty to a swap agreement may be unwilling to continue to enter into swap agreements, or may increase its fees or collateral requirements, which could impair a Fund’s ability to achieve its investment objective. The counterparty may have rights to terminate the swap that are beyond the control of a Fund, and could impact such Fund’s ability to continue to enter into swap agreements, which could also impair such Fund’s ability to achieve its investment objective. In addition, the counterparty to a swap agreement may be subject to restrictions, or may impose restrictions on a Fund, that limit such Fund’s ability to obtain exposure to particular equity securities to which it may otherwise desire to obtain exposure. In these cases, if a Fund is not able to invest directly in the security, it would have to forego the investment opportunity.

Because swap agreements are two-party contracts and because they may be subject to contractual restrictions on transferability and termination and have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitations on investments in illiquid securities. If determined to be illiquid pursuant to the Trust’s Liquidity Risk Management Program, only the net amount due a Fund under its swap agreements would be used to determine if more than 15% of the Fund’s net assets are invested in illiquid securities. The Investment Adviser, pursuant to the Trust’s Liquidity Risk Management Program, is responsible for determining and monitoring the liquidity of a Fund’s swap agreements. To the extent a swap agreement is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in losses.

Restrictions imposed by the Code, may limit a Fund’s ability to use swap agreements. In addition, the swaps market has been the subject of scrutiny since the 2008-2009 financial downturn. It is possible that developments in the swaps market, including further government regulation or increased margin or collateral requirements dictated by new regulations or the marketplace, may limit or prevent a Fund from using swap agreements as a part of its investment strategy, increase expenses charged to the Fund or adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Limits or restrictions applicable to the counterparties with which a Fund enters into swap agreements could also impact such Fund’s use of swap agreements.

Swaps are instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. Swap agreements are subject to risks of mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, the inability of counterparties to perform, and the ability of counterparties to terminate swap agreements generally at any time. The use of a swap agreement requires an understanding not only of the underlying securities or positions, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Illiquid Securities

Consistent with relevant Commission rules and guidance, in general, none of the Funds may hold more than 15% of its net assets in illiquid securities.

Illiquid securities are reviewed and assessed under the Trust’s Liquidity Risk Management Program and generally include repurchase agreements which have a maturity of longer than seven days, securities that cannot reasonably be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, or because they have legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations for such securities are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. In addition, the Trust’s Liquidity Risk Management Program Administrator may designate private placements as liquid even when secondary trading markets do not exist, but when a counterparty is obligated to repurchase securities or derivatives at a specified price.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers in the U.S.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market may be deemed to be liquid under the Trust’s Liquidity Risk Management Program.

Borrowing

A Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the Fund’s total assets. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased. Borrowing can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. This is the speculative factor known as leverage.

The Trust, on behalf of each of Global Value Fund, International Opportunities Fund, International Small Cap Fund, and Concentrated Equity Fund (and, anticipated in 2023, the Emerging Markets Fund) has entered into a secured committed line of credit with the Custodian available separately to each such Fund subject to an aggregate limit. The proceeds from the borrowings under the line of credit, if any, must be used to finance the relevant Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. The term of the credit facility require these Funds to pay a commitment or other fee to maintain the line of credit.

A Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Funds may treat such transactions as bank borrowings, which would be subject to a Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Fund’s total assets.

When-Issued and Delayed-Delivery Securities

The Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates. The price that a Fund is obligated to pay, directly or indirectly, on the settlement day may be different from the market value on that date. While securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring such securities, unless a sale would be desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund’s NAV.

Under Rule 18f-4, when issued, forward-settling and non-standard settlement cycle securities will be treated as derivatives unless the Fund intends to physically settle these transactions and the transactions will settle within 35 days of their respective trade dates.

When-issued securities and delayed-delivery securities involve the risk that the security a Fund buys on that basis will lose value prior to its delivery to the Fund or the swap counterparty. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund may lose the investment opportunity of the assets it has set aside to pay for the security and any gain in the security’s price.

Securities Lending

The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund may not be able to obtain the right to vote or consent on proxy proposals involving securities that are loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Investment Adviser to be in good standing and when, in the Investment Adviser’s judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in, or exposed to, other eligible securities. This subjects such investment, as well as the securities loaned, to market appreciation or depreciation.

Real Estate Investment Trusts

The Funds may invest in securities of U.S. real estate investment trusts (“REITs”) and foreign issuers with structures similar to REITs. Unlike regular corporations, REITs do not have to pay federal income tax if they meet certain requirements of the Code. REITs offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT’s performance depends on several factors, such as ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

Income Trusts, Royalty Trusts and Similar Trusts

The Funds may invest in foreign trusts that earn income from underlying assets, such as oil and gas wells, or from performing services. These are sometimes called income trusts or royalty trusts. Securities of these trusts have risks that are similar to equity security risks and additional risks. When a claim is made against a trust that cannot be paid using its assets, trust investors, including an investing Fund, may be held liable for any outstanding trust obligations.

Shares of Other Investment Companies

The Funds can invest in securities of other investment companies except to the extent prohibited by law or a Fund’s investment restrictions. A Fund’s investments in other investment companies may include ETFs if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index. See “Exchange-Traded Funds” above. Like all equity investments, ETFs may go up or down in value. They also may not perform in correlation with a Fund’s principal strategies. A Fund will pay additional fees through its investments in other investment companies.

Limited Partnerships

The Funds can invest in interests in limited partnerships or similar entities (sometimes referred to as “master limited partnerships” or “publicly traded partnerships”). Limited partnership interests may be less liquid than other forms of equity securities and may not be as widely traded, which may make it difficult for a Fund to sell such interests at the time or price desired.

Corporate Loans

The Funds can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates. As a result, the values of corporate loans are generally less responsive than the values of bonds and notes to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agents for broader groups of lenders, generally referred to as “syndicates.” A syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If an agent develops financial problems, a Fund may not recover its investment, or there might be a delay in a Fund’s recovery. By directly investing in a corporate loan, the Fund becomes a member of the syndicate, although it may not be able to control the syndicate’s actions.

Portfolio Turnover

The International Value Fund’s portfolio turnover rate for the 2022 fiscal year was 58% and the rate for the 2021 fiscal year was 60%.

The Global Value Fund’s portfolio turnover rate for the 2022 fiscal year was 70% and the rate for the 2021 fiscal year was 91%.

The Emerging Markets Fund’s portfolio turnover rate for the 2022 fiscal year was 68% and the rate for the 2021 fiscal year was 46%.

The International Opportunities Fund’s portfolio turnover rate for the 2022 fiscal year was 60% and the rate for the 2021 fiscal year was 45%.

The International Small Cap Fund’s portfolio turnover rate for the 2022 fiscal year was 147% and the rate for the 2021 fiscal year was 112%.

The Concentrated Equity Fund’s portfolio turnover rate for the 2022 fiscal year was 62% and the rate for the 2021 fiscal year was 37%.

Portfolio turnover is higher in certain Funds than in the prior fiscal year. As the COVID-19 pandemic continued and market volatility persisted, the Investment Adviser took advantage of increased opportunities to purchase companies as valuations adjusted more frequently during such market conditions.

Higher portfolio turnover may result in a Fund’s incurring higher transaction costs and realizing net gains that must be distributed to its shareholders, resulting in higher taxes for them.

Government Intervention in Financial Markets

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. For example, in response to the outbreak of COVID-19, Congress approved stimulus intended to offset the severity and duration of the adverse economic effects of COVID-19 and related disruptions in economic and business activity. Many central banks across Europe, Asia and elsewhere similarly announced and/or adopted economic relief packages. The introduction and adoption of such packages could cause market disruption and volatility, significant expansion of public debt and other unintended consequences. In addition, the end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature.

In addition, instability in the financial markets during and after the 2008-2009 financial downturn led governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Federal and local governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s investments. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities in which a Fund invests may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that a government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns.

Regulatory Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Changes to current federal securities laws or the regulations thereunder could materially impact the value of assets a Fund holds, expose a Fund to additional costs, require changes to investment practices, and adversely affect a Fund’s ability to pay dividends. While there continues to be uncertainty about the full impact of these and other regulatory changes, the Funds will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Actions by governmental entities may also impact certain instruments in which a Fund invests. For example, certain instruments in which a Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of LIBOR, announced that it would cease publication of many of its LIBOR settings after December 31, 2021, and that it would cease publication of certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. While the FCA may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. The Federal Reserve adopted implementing regulations for the law on December 16, 2022. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

In October 2020, the Commission adopted certain regulatory changes and took other actions related to the ability of registered investment companies to invest in other registered investment companies. These changes include, among other matters, the adoption of Rule 12d1-4 under the 1940 Act (the “Fund of Funds Rule”), the rescission of Rule 12d1-2 under the 1940 Act, and the withdrawal of certain related exemptive relief and no-action assurances. Such changes could adversely impact the investment strategies and operations of the Funds.

In December 2020, the Commission adopted a rule for the fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the 1940 Act, and the Commission noted that this definition will apply in all contexts under the 1940 Act. The impact of the new rule on the Funds is uncertain at this time.

Fund Operational Risk

An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While each Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

Liquidation of Funds

The Board may determine to close and/or liquidate a Fund at any time, which could have adverse tax consequences on taxable shareholders. In the event of the liquidation of a Fund, shareholders would receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as shareholder account fees (if any), or Fund operating expenses), and a shareholder could receive an amount in liquidation less than the shareholder’s original investment.

Any Fund expecting to close or liquidate will seek to retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that a Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Cybersecurity Risk

The use of technology is prevalent in the course of business and, as a result, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security could result from intentional or unintentional cyber events from outside threat actors or internal resources that may, among other matters, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking,” malicious software coding, etc.), from multiple sources including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), or cyber extortion including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid. In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to investment advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact these counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to seek to prevent cyber security incidents in the future.

As with operational risk in general, the Funds have established business continuity plans and other systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may be unknown or emerge in the future. As such, there is no guarantee that these efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. These entities may have experienced cyber security attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of these attacks will be successful. There is also a risk that cyber security breaches may not be detected, or may not be detected for a meaningful period of time. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

Initial Public Offerings

The Funds may purchase securities in initial public offerings. These offerings may produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods, or, even if they are available, may not be available in sufficient quantity to have a meaningful impact on Fund performance. They may also, of course, produce losses.

Temporary Defensive Position

When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, each Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, money market mutual funds, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, and cash and repurchase agreements. Under such circumstances, a Fund may not achieve its investment objective.

Disclosure of Portfolio Holdings

Pursuant to applicable law, each Fund publicly discloses its complete portfolio holdings quarterly within 60 days of the end of each calendar quarter. Each Fund discloses a complete list of its holdings in its semi-annual and annual reports, which are distributed to shareholders, and in publicly available quarterly holding reports on Forms N-PORT and N-CSR, which are filed with the Commission and available, free of charge, on the Commission’s EDGAR database at www.sec.gov. These reports are also available on the Funds’ website, www.causewayfunds.com. Each Fund may also disclose its top ten holdings by weight or by active weight (i.e., relative to a benchmark) as of the end of each calendar quarter on the Funds’ website, www.causewayfunds.com, and in sales materials.

Occasionally, certain third parties – including a Fund’s service providers, independent rating and ranking organizations, intermediaries that distribute a Fund’s shares, institutional investors and others – request information about the Fund’s portfolio holdings. The Board has approved a policy and procedures for the protection of nonpublic information, which includes a policy and procedures relating to disclosure of the Funds’ portfolio holdings. The Funds’ policy is to disclose portfolio holdings to third parties only where a Fund believes there is a legitimate business purpose for the information and the recipient will not use the information to engage in excessive short-term trading of Fund shares or otherwise trade on the nonpublic information.

The Funds may provide at any time portfolio holdings information to their service providers, such as the Administrator, Distributor, Custodian, Investment Adviser, pricing services, independent registered public accountants, financial printers, legal counsel, proxy voting services, and other service providers, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. The Funds and the Investment Adviser expect to provide portfolio holdings information to the following service providers:

Name	Service
The Bank of New York Mellon	Custodian
Charles River Systems, Inc.	Trading and compliance system
Omgeo LLC	Automated trade matching service
Eagle Investment Systems Corp.	Portfolio accounting system
Electra-Reconciliation	Automated reconciliation service
FactSet Research Systems Inc.	Online database system for portfolio analytics
ICE Data Services	Pricing vendor
ISS	Proxy research and recordkeeping service
SEI Investments Global Funds Services	Fund accountant and Administrator
Various broker-dealers	Purchases and sales of securities
LexisNexis	Global watchlists compliance service
SS&C Vision FI	Client and investor reporting system
Abel Noser Corp.	Trade execution assessment service

The Funds, through their Administrator or other market data providers, disclose holdings and other related portfolio information to independent rating and ranking organizations on or after the 15th business day after the end of each quarter. The Funds disclose their quarterly portfolio holdings to consultants, investment advisory firms, investors, and mutual fund wrap programs which have requested them on or after the 15th business day after quarter-end for due diligence purposes. The Funds disclose their top ten holdings by weight or by active weight (i.e., relative to a benchmark), the five largest performance contributors and detractors, and significant portfolio increases and decreases, on the Funds’ website, www.causewayfunds.com, and to advisers of investors in the Funds, and other investors or prospective investors who request them, typically by the eighth business day after month-end. The Funds also send quarterly reports to investors who have requested them, and/or their advisers, containing the Funds’ holdings generally on or after the 15th business day after quarter-end.

Portfolio managers may also disclose and discuss particular portfolio holdings in interviews with the press and other media outlets, or with representatives of consultants, investment advisory firms or investors, from time to time.

Subject to the policies and procedures approved by the Board, the executive officers of the Trust authorize disclosure of the Funds’ portfolio holdings. Neither the Funds nor any service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

In addition to the foregoing, the Investment Adviser has policies and procedures designed to safeguard confidential information, including policies and procedures prohibiting the Investment Adviser’s employees from communicating to third parties any material nonpublic information relating to the Funds’ portfolio holdings. The Investment Adviser’s policies and procedures, in addition to the Funds’ policies and procedures relating to the disclosure of the Funds’ portfolio holdings are designed to reduce potential conflicts of interest between Fund shareholders and the Investment Adviser.

The Investment Adviser provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of certain Funds. These clients also may have portfolios consisting of holdings substantially similar to those of certain Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Funds or their investment professionals a duty of confidentiality with respect to disclosure of their portfolio holdings. The Investment Adviser may disclose portfolio holdings of an unnamed “representative account,” which may be substantially similar to a Fund’s holdings, to investment professionals and other third parties for due diligence purposes. In addition, a “representative account’s” top ten holdings by weight or active weight, five largest performance contributors and detractors (or ten largest performance contributors and detractors), and significant portfolio increase and decreases, are disclosed on the Investment Adviser’s website, typically on or after the 10th business day after month-end, as well as quarterly.

Participation note, warrant or similar corporate obligation counterparties further disclose such participation note, warrant or corporate obligation positions, after each quarter end, to index providers in order for the counterparties to satisfy their obligations under their license agreements.

MANAGEMENT OF THE FUND

The Trustees oversee the actions of the Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Trust.

The Board currently consists of four Trustees. None of the Trustees is an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Trust and therefore each Trustee is considered an “Independent Trustee.”

The Trustees and officers of the Trust are:

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee[3]	Other Director-ships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 61	Trustee; Chairman of the Board since 1/19	Trustee since 10/08; Audit Chairman 4/13-12/18	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 60	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 61	Trustee	Since 4/13	President, Chief Executive Officer, and Director, The Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 56	Trustee; Chairman of the Audit Committee since 1/19	Trustee since 9/01; Audit Chairman 10/04-4/12; Board Chairman 4/13-12/18	Adjunct Professor (since July 2017), Senior Lecturer (June 2011 – July 2017) and Lecturer (1995 – June 2011), Anderson Graduate School of Management, University of California, Los Angeles; Managing Partner, Clear Capital, LLC (since 2009); President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993); Managing Partner, Clear Capital, LLC (real estate investment firm) (since 2008).	6	None

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee[3]	Other Director-ships Held by Trustee[4]

OFFICERS
Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 61	President	Since 10/20	Chief Operating Officer and member of the Investment Adviser or the Investment Adviser’s parent (since 2001); Chief Compliance Officer of the Investment Adviser and the Trust (2005-2015).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 48	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer of the Investment Adviser (since January 2015); General Counsel of the Investment Adviser (since October 2020); member of the Investment Adviser’s parent (since April 2021).	N/A	N/A

Eric Olsen[5] One Freedom Valley Drive Oaks, PA 19456 Age: 52	Treasurer	Since 3/21	Director of Fund Accounting of the Administrator (since 2021); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 51	Secretary	Since 10/11	Deputy General Counsel of the Investment Adviser (various positions since 2004).	N/A	N/A

Matthew M. Maher[5] One Freedom Valley Drive Oaks, PA 19456 Age: 48	Vice President and Assistant Secretary	Since 2/20	Corporate Counsel of the Administrator (since 2018).	N/A	N/A

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee[3]	Other Director-ships Held by Trustee[4]

Mindy Yu 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 41	Anti-Money Laundering Compliance Officer	Since 5/22	Deputy General Counsel of the Investment Adviser (various positions since 2012).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which the Investment Adviser serves as investment adviser. As of the date hereof, the Trust Complex consists of one investment company with six portfolios – International Value Fund, Global Value Fund, Emerging Markets Fund, International Opportunities Fund, International Small Cap Fund, and Concentrated Equity Fund.

[4]	Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

The following provides information in addition to that set forth in the table above regarding relevant qualifications, experience, attributes or skills of each Trustee.

John R. Graham: Mr. Graham joined the Board in 2008, was Chairman of the Audit Committee from 2013 through 2018, and has been Chairman of the Board since January 2019. Mr. Graham has over 20 years of experience in the financial services and investment banking industries, including holding a senior position at a large public company and senior positions with investment banking firms. He was previously a financial consultant, where he specialized in valuation, merger advice, value-based management, and other finance-related work. Mr. Graham holds an MBA.

Lawry J. Meister: Ms. Meister joined the Board in 2008. Ms. Meister has extensive experience in the investment banking, management consulting, and commercial real estate industries. Since 1995, she has been President of a development company specializing in the management of commercial real estate primarily in Southern California. Other experience includes positions in marketing, as a business analyst and as a financial analyst. Ms. Meister holds an MBA. She served on the Board of Trustees of Wellesley College and previously served on the Board of Trustees of St. Matthew’s Parish School (Pacific Palisades, CA).

Victoria B. Rogers: Ms. Rogers joined the Board in 2013. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation, a $580 million foundation based in Los Angeles, California. Ms. Rogers serves on the boards of two other mutual funds. She currently is a Trustee and Chair of the Audit Committee of the Norton Simon Museum. Previously, Ms. Rogers served on the Boards of Trustees of Stanford University, The Chandler School (Pasadena, California), Polytechnic School (Pasadena, California), The Hotchkiss School (Lakeville, Connecticut), USA Water Polo, and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations and foundation management, having been previously employed by Deloitte & Touche LLP, Security Pacific Bank, Norton Simon Museum and Foundations and The Whittier Trust Company.

Eric H. Sussman: Mr. Sussman has been a Trustee since the inception of the Trust in October 2001, was Chairman of the Audit Committee from 2004 to 2013, Chairman of the Board from 2013 through 2018, and has been Chairman of the Audit Committee since January 2019. Since 1995, Mr. Sussman has been a Lecturer (Senior Lecturer since 2011) and, since 2017, an Adjunct Professor at the University of California, Los Angeles, Anderson School of Management, where he has taught accounting, financial reporting, finance, and real estate investment and finance. Since 1993, he has been President or Managing Member of several real estate development and management companies. Since 2008, he has been a Managing Member of a real estate investment firm. Mr. Sussman holds an MBA, and is a Certified Public Accountant. Mr. Sussman was an independent Trustee and Chairman of the Board of a U.S. value equity mutual fund that closed in 2010.

The Board believes that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve on the Board. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills, as well as the actual service and commitment of each Trustee during his or her tenure on the Board. Notwithstanding the accomplishments noted above, none of the Independent Trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

Board Structure

An Independent Trustee serves as Chair of the Board. The Independent Chair’s responsibilities include presiding at all meetings of the Board and all meetings of the Independent Trustees, approving Board meeting schedules and agendas, and serving as a liaison among the other Trustees, and with Trust officers and management personnel.

The Board holds four regularly scheduled in-person meetings each year. The Board holds special meetings as needed, including a special meeting to review materials in advance of the Board’s consideration of renewal of the Funds’ Investment Advisory Agreements, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at meetings of the Board without management present, as needed.

The Board conducts a self-assessment on an annual basis, and considers whether the structure of the Board and its Committees are appropriate under the circumstances. As part of this self-assessment, the Board considers several factors, including the number of funds overseen by the Board.

The Board sets broad policies for the Trust and appoints Trust officers. The Board oversees the performance of the Investment Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Investment Adviser’s risk management activities, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board relies on

Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, reports on risk, investment performance, portfolio composition and characteristics, marketing, shareholder service fees, brokerage commissions, liquidity, cybersecurity, and valuation. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, reports on various aspects of the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements, and provides a written report discussing the Trust’s compliance program at least annually. The Board expects all parties, including, but not limited to, the Investment Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee and a Nominating Committee. The functions of these Committees are discussed below.

The Audit Committee and Nominating Committee are both comprised of all of the Trustees of the Trust who are Independent Trustees. The Audit Committee operates under a written charter and its purposes are: (i) to oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) to act as liaison between the Trust’s independent auditors and the full Board.

The purpose of the Nominating Committee is to nominate persons to serve as Independent Trustees. Meetings of the Nominating Committee are called on an “as needed” basis, and held as often as deemed appropriate by the Nominating Committee. The Nominating Committee operates under a written charter and it may consider candidates suggested by, among others, members of the Board, if any, who are interested persons of the Trust and the Investment Adviser. Any shareholder of the Trust may submit names of individuals to be considered by the Nominating Committee or the Board, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the applicable shareholder meeting, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended September 30, 2022, the Audit Committee held three meetings, and the Nominating Committee did not hold any meetings.

During the fiscal year ended September 30, 2022, fees paid to the Independent Trustees for their services as Trustees aggregated $478,000. The Trust does not pay salaries to any of its officers or fees to any of its Trustees, if any, affiliated with the Investment Adviser. Each Independent Trustee receives a quarterly meeting fee and, in addition, the Audit Committee Chair and the Chair each receives an annual retainer. These expenses are allocated on the basis of relative asset size among the Funds. The following table sets forth information concerning approximate fees paid to, and retirement benefits accrued for, Independent Trustees during the fiscal year ended September 30, 2022:

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex* Paid to Trustees
John R. Graham	$132,250	None	None	$132,250
Lawry J. Meister	$106,750	None	None	$106,750
Victoria B. Rogers	$106,750	None	None	$106,750
Eric H. Sussman	$132,250	None	None	$132,250

*

As of the date hereof, the “Fund Complex” consists of one investment company with six portfolios – International Value Fund, Global Value Fund, Emerging Markets Fund, International Opportunities Fund, International Small Cap Fund, and Concentrated Equity Fund.

The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in the Funds and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of January 1, 2023:

Name of Trustee	Dollar Range of Equity Securities in the International Value Fund	Dollar Range of Equity Securities in the Global Value Fund	Dollar Range of Equity Securities in the Emerging Markets Fund	Dollar Range of Equity Securities in the International Opportunities Fund	Dollar Range of Equity Securities in the International Small Cap Fund	Dollar Range of Equity Securities in the Concentrated Equity Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
John R. Graham	$10,001 - $50,000	None	$10,001 - $50,000	$50,001 - $100,000	None	None	$50,001 - $100,000
Lawry J. Meister	Over $100,000	None	Over $100,000	$10,001 - $50,000	$50,001 - $100,000	None	Over $100,000
Victoria B. Rogers	Over $100,000	None	None	None	None	None	Over $100,000
Eric H. Sussman	Over $100,000	Over $100,000	Over $100,000	None	None	None	Over $100,000

*

As of the date hereof, the Trust’s Family of Investment Companies consists of one investment company with six portfolios – International Value Fund, Global Value Fund, Emerging Markets Fund, International Opportunities Fund, International Small Cap Fund, and Concentrated Equity Fund.

As of January 1, 2023, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

The Trustees receive fees and are reimbursed for expenses for each meeting of the Board attended. No employee, officer or stockholder of the Administrator and/or the Distributor receives any compensation directly from the Trust for serving as an officer. The Administrator and/or the Distributor receive administration, fund accounting and fund servicing fees from the Funds. See “Advisory Arrangements,” “Administration Arrangements” and “Distribution Arrangements” below.

The following table lists the officers of the Trust who hold positions with affiliated persons or the principal underwriter of the Trust:

Name	Position Held with Affiliated Person or Principal Underwriter
Gracie V. Fermelia	Chief Operating Officer and member of the Investment Adviser or its parent
Kurt J. Decko	Chief Compliance Officer/General Counsel of the Investment Adviser and member of the Investment Adviser or its parent
Gretchen W. Corbell	Deputy General Counsel and Assistant Secretary of the Investment Adviser or its parent
Mindy Yu	Deputy General Counsel of the Investment Adviser

Advisory Arrangements

Investment Advisory Services and Fee. The Trust, on behalf of each Fund, has entered into an investment advisory agreement (the “Advisory Agreements”) with the Investment Adviser. Subject to the oversight of the Trustees, the Investment Adviser is responsible for the actual management of the Funds and continuously reviews the Funds’ holdings in light of its own research analysis and that from other relevant sources. The Investment Adviser is responsible for making decisions to buy, sell or hold particular securities. The Investment Adviser provides all office space, facilities, equipment and necessary personnel for management of the Funds.

The Investment Adviser receives for its services to the International Value Fund a monthly fee at an annual rate of 0.80% of the International Value Fund’s average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the International Value Fund for each day during the month. Pursuant to an expense limit agreement, dated July 1, 2022, the Investment Adviser has agreed to limit the International Value Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the International Value Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) to 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2024. Prior to July 1, 2022, the Investment Adviser had agreed to limit the International Value Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the International Value Fund invests, and extraordinary expenses) to 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than net Institutional Class expenses. For the fiscal year ended September 30, 2022, the International Value Fund paid the Investment Adviser an advisory fee of $47,977,045, of which $2,004,703 was waived; for the fiscal year ended September 30, 2021, the International Value Fund paid the Investment Adviser an advisory fee of $45,886,025, of which $2,104,458 was waived; and for the fiscal year ended September 30, 2020, the International Value Fund paid the Investment Adviser an advisory fee of $45,802,766, of which $289,165 was waived. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement.

The Investment Adviser receives for its services to the Global Value Fund a monthly fee at an annual rate of 0.80% of the Global Value Fund’s average daily net assets. As of August 1, 2012, the advisory fee was reduced from 0.85% of the Global Value Fund’s average daily net assets to its current rate. For purposes of the calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the Global Value Fund for each day during the month. Pursuant to an expense limit agreement, dated July 1, 2022, the Investment Adviser has agreed to limit the Global Value Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Global Value Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) to 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2024. Prior to July 1, 2022, the Investment Adviser had agreed to limit the Global Value Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Global Value Fund invests, and extraordinary expenses) to 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than net Institutional Class expenses. For the fiscal year ended September 30, 2022, the Investment Adviser earned from the Global Value Fund an advisory fee of $406,603, of which $182,201 was waived; for the fiscal year ended September 30, 2021, the Global Value Fund paid the Investment Adviser an advisory fee of $456,746, of which $214,222 was waived; and for the fiscal year ended September 30, 2020, the Investment Adviser earned from the Global Value Fund an advisory fee of $522,906, of which $159,230 was waived. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement of any amounts waived or reimbursed.

The Investment Adviser receives for its services to the Emerging Markets Fund a monthly fee at an annual rate of 1.00% of the Emerging Markets Fund’s average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the Emerging Markets Fund for each day during the month. Pursuant to an expense limit agreement, dated July 1, 2022, the Investment Adviser has agreed to limit the Emerging Markets Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Emerging Markets Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) to 1.10% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2024. Prior to July 1, 2022, the Investment Adviser had agreed to limit the Emerging Markets Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Emerging Markets Fund invests, and extraordinary expenses) to 1.10% of the average daily net assets of each of the Institutional Class and Investor Class shares. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than net Institutional Class expenses. For the fiscal year ended September 30, 2022, the Emerging Markets Fund paid the Investment Adviser an advisory fee of $20,532,373, of which $516,133 was waived; for the fiscal year ended September 30, 2021, the Emerging Markets Fund paid the Investment Adviser an advisory fee of $34,621,470, of which $291,653 was waived; and for the fiscal year ended September 30, 2020, the Emerging Markets Fund paid the Investment Adviser an advisory fee of $35,009,920, none of which was waived. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement of any amounts waived or reimbursed.

The Investment Adviser receives for its services to the International Opportunities Fund a monthly fee at an annual rate of 0.80% of the International Opportunities Fund’s average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the International Opportunities Fund for each day during the month. Pursuant to an expense limit agreement, dated July 1, 2022, the Investment Adviser has agreed to limit the International Opportunities Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the International Opportunities Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) to 0.95% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2024. Prior to July 1, 2022, the Investment Adviser had agreed to limit the International Opportunities Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the International Opportunities Fund invests, and extraordinary expenses) to 0.95% of the average daily net assets of each of the Institutional Class and Investor Class shares. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than net Institutional Class expenses. For the fiscal year ended September 30, 2022, the Investment Adviser earned from the International Opportunities Fund an advisory fee of $2,019,941, of which $48,737 was waived; for the fiscal year ended September 30, 2021, the Investment Adviser earned from the International Opportunities Fund an advisory fee of $2,031,988, of which $110,184 was waived; and for the fiscal year ended September 30, 2020, the Investment Adviser earned from the International Opportunities Fund an advisory fee of $1,531,517, of which $124,437 was waived. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement of any amounts waived or reimbursed.

The Investment Adviser receives for its services to the International Small Cap Fund a monthly fee at an annual rate of 1.00% of the International Small Cap Fund’s average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the International Small Cap Fund for each day during the month. Pursuant to an expense limit agreement, dated July 1, 2022, the Investment Adviser has agreed to limit the International Small Cap Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the International Small Cap Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) to 1.10% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2024. Prior to July 1, 2022, the Investment Adviser had agreed to limit the International Small Cap Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the International Small Cap Fund invests, and extraordinary expenses) to 1.10% of the average daily net assets of each of the Institutional Class and Investor Class shares. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than net Institutional Class expenses. For the fiscal year ended September 30, 2022, the Investment Adviser earned from the International Small Cap Fund an advisory fee of $659,755, of which $202,859 was waived; for the fiscal year ended September 30, 2021, the Investment Adviser earned from the International Small Cap Fund an advisory fee of $636,259, of which $237,350 was waived; and for the fiscal year ended September 30, 2022, the Investment Adviser earned from the International Small Cap Fund an advisory fee of $740,863, of which $235,669 was waived. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement of any amounts waived or reimbursed.

The Investment Adviser receives for its services to the Concentrated Equity Fund a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the Fund for each day during the month. Pursuant to an expense limit agreement, dated July 1, 2022, the Investment Adviser has agreed to limit the Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) to 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2024. Prior to July 1, 2022, the Investment Adviser had agreed to limit the Concentrated Equity Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Concentrated Equity Fund invests, and extraordinary expenses) to 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than net Institutional Class expenses. For the fiscal year ended September 30, 2022, the Investment Adviser earned from the Concentrated Equity Fund an advisory fee of $40,188, all of which was waived and the Investment Adviser reimbursed the Concentrated Equity Fund $112,593; and for the fiscal period ended September 30, 2021, the Investment Adviser earned from the Concentrated Equity Fund an advisory fee of $35,527, all of which was waived and the Investment Adviser reimbursed the Concentrated Equity Fund $80,965. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement of any amounts waived or reimbursed.

Payment of Fund Expenses. The Advisory Agreements obligate the Investment Adviser to provide investment advisory services and to pay for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Funds. The Investment Adviser is also obligated to pay the fees of all Trust officers and Trustees who are affiliated persons of the Investment Adviser. In addition, the Investment Adviser paid expenses associated with the organization of the Global Value Fund, the Emerging Markets Fund, the International Opportunities Fund, the International Small Cap Fund, and the Concentrated Equity Fund. Each Fund pays, or causes to be paid, all other expenses incurred in its operations, including, among other items, taxes, expenses for legal, auditing and tax services, costs of printing proxies, shareholder reports and copies of the Registration Statement, charges of the custodian, any sub-custodian, the transfer agent and any sub-transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and actual out-of-pocket expenses of Independent Trustees, accounting and pricing costs (including the daily calculation of NAV), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

Organization of the Investment Adviser. The Investment Adviser is a Delaware limited liability company and a wholly-owned subsidiary of Causeway Capital Holdings LLC. Sarah Ketterer and Harry Hartford, chief executive officer and president of the Investment Adviser, respectively, each controls Causeway Capital Holdings LLC and, in turn, the Investment Adviser, through his or her executive office and voting control of Causeway Capital Holdings LLC.

Duration and Termination. Unless earlier terminated as described below, the Advisory Agreements for each Fund will remain in effect through September 20, 2023, and from year to year thereafter if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. Each Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to a Fund by the vote of a majority of the outstanding voting securities of the relevant Fund or by the Investment Adviser without penalty on 60 days’ written notice to the other party.

Limitation of Liability. The Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which the Advisory Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

Portfolio Managers

Other Accounts Managed

The following table discloses information concerning other accounts managed by portfolio managers of the International Value Fund, Global Value Fund, International Opportunities Fund, and Concentrated Equity Fund, as of September 30, 2022:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Brian Cho	11 ($6.07 billion)	18 ($3.14 billion)	87 ($15.65 billion)	0	0	3 ($1.32 billion)
Jonathan Eng	11 ($6.07 billion)	18 ($3.14 billion)	87 ($15.65 billion)	0	0	3 ($1.32 billion)
Harry Hartford	11 ($6.07 billion)	19 ($3,14 billion)	93 ($15.67 billion)	0	0	3 ($1.32 billion)
Sarah Ketterer	11 ($6.07 billion)	19 ($3,14 billion)	126 ($15.76 billion)	0	0	3 ($1.32 billion)
Ellen Lee	11 ($6.07 billion)	18 ($3.14 billion)	87 ($15.65 billion)	0	0	3 ($1.32 billion)
Conor Muldoon	11 ($6.07 billion)	18 ($3.14 billion)	94 ($15.65 billion)	0	0	3 ($1.32 billion)
Steven Nguyen	11 ($6.07 billion)	18 ($3.14 billion)	86 ($15.65 billion)	0	0	3 ($1.32 billion)
Alessandro Valentini	11 ($6.07 billion)	18 ($3.14 billion)	86 ($15.65 billion)	0	0	3 ($1.32 billion)

These portfolio managers also manage their own personal accounts and other accounts, including accounts for corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts, SMA programs, and other institutions (collectively, “Other Accounts”). In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Funds, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Funds they manage that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Funds or pay performance-based fees to the Investment Adviser. The Investment Adviser has investments in certain of the Funds. All of the portfolio managers have personal investments in one or more of the Funds or similarly-managed collective investment trusts. Ms. Ketterer and Mr. Hartford each holds (through estate planning vehicles) a controlling voting interest in the Investment Adviser’s parent holding company and Messrs. Cho, Eng, Muldoon, Nguyen, and Valentini and Ms. Lee (directly or through estate planning vehicles) have minority ownership interests in the Investment Adviser’s parent holding company.

The following table discloses information concerning other accounts managed by portfolio managers of the Emerging Markets Fund, International Small Cap Fund, International Opportunities Fund, and for one individual, the Concentrated Equity Fund, as of September 30, 2022:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Joe Gubler	4 ($1.14 billion)	8 ($.504 billion)	11 ($2.78 billion)	0	0	1 ($.502 billion)
Arjun Jayaraman	4 ($1.14 billion)	8 ($.504 billion)	15 ($2.78 billion)	0	0	1 ($.502 billion)
MacDuff Kuhnert	4 ($1.14 billion)	8 ($.504 billion)	18 ($2.78 billion)	0	0	1 ($.502 billion)
Ryan Myers	4 ($1.14 billion)	8 ($.504 billion)	10 ($2.78 billion)	0	0	1 ($.502 billion)

These portfolio managers also manage their own personal accounts and Other Accounts. In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Funds, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Funds that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Funds or pay performance-based fees to the Investment Adviser. The Investment Adviser has investments in certain of the Funds. The portfolio managers have personal investments in one or more of the Funds or similarly-managed collective investment trusts, and have minority ownership interests in the Investment Adviser’s parent holding company.

Actual or potential conflicts of interest arise from the Funds’ portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. The Investment Adviser has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. The Investment Adviser has a policy that it will not enter into a short position in a security on behalf of any Fund or other client account if, at the time of entering into the short position, a Fund or any other client account managed by the Investment Adviser holds a long position in a security of the issuer. The Investment Adviser also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of the Investment Adviser. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Compensation

Ms. Ketterer and Mr. Hartford, the chief executive officer and president of the Investment Adviser, respectively, receive annual salary and are entitled, as controlling owners of the firm’s parent holding company, to distributions of the holding company’s profits based on their ownership interests. They do not receive incentive compensation. The other portfolio managers receive salary and may receive incentive compensation (including potential cash, awards of growth units, or awards of equity units). Portfolio managers also receive, directly or through estate planning vehicles, distributions of profits based on their minority ownership interests in the firm’s parent holding company. The Investment Adviser’s Compensation Committee, weighing a variety of objective and subjective factors, determines salary and incentive compensation and, subject to approval of the holding company’s Board of Managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of a Fund or any single client account managed by the Investment Adviser, but take into account the performance of the individual portfolio manager, the relevant team, and the Investment Adviser’s overall performance and financial results. For “fundamental” portfolio managers (i.e., those who are not members of the quantitative research team), the performance of stocks selected for Fund and client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. The Investment Adviser takes into account both quantitative and qualitative factors when determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development.

Ownership of Securities

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the International Value Fund as of September 30, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in the International Value Fund
Brian Cho	None
Jonathan Eng	None
Harry Hartford	$500,001 - $1,000,000
Sarah Ketterer	Over $1,000,000
Ellen Lee	None
Conor Muldoon	None
Steven Nguyen	None
Alessandro Valentini	$100,001 - $500,000

Certain portfolio managers may also have investments in a similarly-managed collective investment trust available through a retirement plan sponsored by Causeway Capital Management LLC. The dollar range of equity securities beneficially owned by each portfolio manager in the International Value Fund and the similarly-managed collective investment trust in the aggregate were as follows: Brian Cho (none); Jonathan Eng ($500,001 - $1,000,000); Harry Hartford (over $1,000,000); Sarah Ketterer (over $1,000,000); Ellen Lee ($100,001 - $500,000); Conor Muldoon ($100,001 - $500,000); Steven Nguyen ($50,001 - $100,000); and Alessandro Valentini ($100,001 - $500,000).

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Global Value Fund as of September 30, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Global Value Fund
Brian Cho	None
Jonathan Eng	None
Harry Hartford	None
Sarah Ketterer	Over $1,000,000
Ellen Lee	$10,001 - $50,000
Conor Muldoon	None
Steven Nguyen	None
Alessandro Valentini	$100,001 - $500,000

Certain portfolio managers may also have investments in a similarly-managed collective investment trust available through a retirement plan sponsored by Causeway Capital Management LLC. The dollar range of equity securities beneficially owned by each portfolio manager in the Global Value Fund and the similarly-managed collective investment trust in the aggregate were as follows: Brian Cho (none); Jonathan Eng (none); Harry Hartford ($100,001 - $500,000); Sarah Ketterer (over $1,000,000); Ellen Lee ($50,001 - $100,000); Conor Muldoon (none); Steven Nguyen ($100,001 - $500,000); and Alessandro Valentini ($100,001 - $500,000).

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Emerging Markets Fund as of September 30, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Emerging Markets Fund
Joe Gubler	$100,001 - $500,000
Arjun Jayaraman	$100,001 - $500,000
MacDuff Kuhnert	$100,001 - $500,000
Ryan Myers	$100,001 - $500,000

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the International Opportunities Fund as of September 30, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in the International Opportunities Fund
Brian Cho	None
Jonathan Eng	None
Joe Gubler	$50,001 - $100,000
Harry Hartford	$100,001 - $500,000
Arjun Jayaraman	None
Sarah Ketterer	Over $1,000,000
MacDuff Kuhnert	None
Ellen Lee	None
Conor Muldoon	None
Ryan Myers	None
Steven Nguyen	None
Alessandro Valentini	None

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the International Small Cap Fund as of September 30, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in the International Small Cap Fund
Joe Gubler	$100,001 - $500,000
Arjun Jayaraman	$100,001 - $500,000
MacDuff Kuhnert	$100,001 - $500,000
Ryan Myers	$100,001 - $500,000

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Concentrated Equity Fund as of September 30, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Concentrated Equity Fund
Brian Cho	None
Jonathan Eng	None
Joe Gubler	None
Harry Hartford	None
Sarah Ketterer	None
Ellen Lee	None
Conor Muldoon	None
Steven Nguyen	None
Alessandro Valentini	None

Administration Arrangements

The Administrator is a Delaware statutory trust and has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers.

The Trust and the Administrator have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, as amended, the Administrator provides the Trust with administrative services, including portfolio accounting, regulatory reporting and all necessary office space, equipment, personnel and facilities for such services. For these administrative services, the Trust pays the Administrator tiered asset based fees, calculated based on the aggregate average daily net assets of the Trust, subject to a minimum fee. The Administrator’s fee is charged to each Fund in proportion to such Fund’s net assets.

For the fiscal years ended September 30, 2022, 2021, and 2020, the International Value Fund paid the Administrator administration fees of $1,157,182, $1,665,002, and $1,726,871, respectively. For the fiscal years ended September 30, 2022, 2021, and 2020, the Global Value Fund paid the Administrator administration fees of $9,827, $16,709, and $19,945, respectively. For the fiscal years ended September 30, 2022, 2021, and 2020, the Emerging Markets Fund paid the Administrator administration fees of $397,351, $1,017,333, and $1,066,961, respectively. For the fiscal years ended September 30, 2022, 2021, and 2020, the International Opportunities Fund paid the Administrator administration fees of $48,749, $73,848, and $58,390, respectively. For the fiscal years ended September 30, 2022, 2021, and 2020, the International Small Cap Fund paid the Administrator administration fees of $12,733, $19,725, and $22,716, respectively. For the fiscal year ended September 30, 2022 and fiscal period ended September 30, 2021, the Concentrated Equity Fund paid the Administrator administration fees of $971 and $8,437, respectively.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement remains in effect through October 31, 2025 and, thereafter, for successive periods of one year unless terminated by either party on not less than 90 days’ prior written notice to the other party.

Distribution Arrangements

The Distributor, a wholly owned subsidiary of SEI Investments, has its principal business offices at One Freedom Valley Drive, Oaks, PA 19456. The Distributor and the Trust are parties to a distribution agreement (the “Distribution Agreement”). The Distributor does not receive compensation from the Funds for distribution of shares of the Funds. Pursuant to an agreement between the Investment Adviser and the Distributor, the Investment Adviser pays out of its own resources for all distribution services provided to the Funds under the Distribution Agreement.

Unless earlier terminated as described below, the Distribution Agreement for each Fund will remain in effect through September 20, 2023 and from year to year thereafter if approved annually (a) by the Board of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party. The Distribution Agreement may be terminated with respect to any of the Funds by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days’ written notice by either party, or upon assignment by the Distributor.

Shareholder Service Arrangements

The Trust has adopted a Shareholder Service Plan and Agreement for the Investor Class shares of each Fund (the “Service Plan”) pursuant to which the Distributor is authorized to pay compensation to financial institutions (each a “Service Provider”) that agree to provide certain non-distribution shareholder support services for their customers or account holders who are the beneficial or record owners of shares of the Fund. In consideration for such services, a Service Provider is compensated by the Fund whose shareholders it services (through the Distributor) at a maximum annual rate of up to 0.25% of the average daily NAV of shares of the Fund serviced by the Service Provider.

The Distributor and/or the Funds may enter into a Shareholder Service Provider Agreement with a Service Provider pursuant to which the Service Provider agrees to provide certain shareholder support services to its customers who own shares of a Fund. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in shares; (vi) forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and distribution notices and tax forms) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with the applicable Fund or its service providers; (viii) assisting shareholders in changing distribution options, account designations, and addresses; (ix) providing subaccounting with respect to shares beneficially owned by shareholders; (x) processing distribution payments from the Funds on behalf of shareholders; and (xi) providing such other similar services as the Funds may reasonably request to the extent that the Service Provider is permitted to do so under applicable laws or regulations.

The Investment Adviser makes payments out of its own resources to certain financial institutions for providing services intended to result in the sale of Fund shares or for shareholder service activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, sales fees of up to 0.08% of sales of Fund shares, and annual asset-based charges of up to 0.16% of the average daily NAV of shares of the Fund serviced by the financial institutions. Payments to certain intermediaries are subject to annual minimums of up to $25,000. These payments may create a conflict of interest by influencing the broker or financial intermediary to recommend a Fund over another investment.

The following financial institutions are parties to agreements entitling them to receive payments from the Distributor under the Service Plan and/or the Investment Adviser from its own resources, as indicated:

Service Provider	Payments Received From
Ascensus, Inc.	Distributor
Benefit Plan Administrative Services	Distributor and Investment Adviser
Benefit Trust Company	Distributor and Investment Adviser
Reliance Trust Company (formerly BMO Harris Bank)	Distributor and Investment Adviser
Charles Schwab & Co., Inc.	Distributor and Investment Adviser
CIBC World Markets Corp	Distributor
Circle Trust Company	Distributor
Citicorp Investment Services	Distributor and Investment Adviser
Citigroup Global Markets Inc.	Distributor and Investment Adviser
E*Trade Clearing LLC	Distributor
Edward D. Jones & Co.	Investment Adviser
Fidelity Brokerage Services LLC / National Financial Services LLC	Distributor and Investment Adviser
Fidelity Investments Institutional Services Company, Inc.	Distributor and Investment Adviser
Great-West Retirement Services/GWFS Equities, Inc.	Distributor and Investment Adviser
Goldman, Sachs & Co.	Investment Adviser
Voya Financial, Inc.	Distributor and Investment Adviser
Howard Johnson & Co.	Distributor
John Hancock Trust Company	Distributor and Adviser
JPMorgan Chase Bank, N.A.	Investment Adviser
J.P. Morgan Retirement Plan Services, LLC	Distributor and Investment Adviser
J.P. Morgan Securities LLC	Distributor and Investment Adviser
Lincoln Retirement Service Company, LLC	Investment Adviser
Massachusetts Mutual Life Insurance Company	Distributor and Investment Adviser
Mercer HR Services, LLC	Distributor and Investment Adviser
Merrill Lynch / Financial Data Services, Inc.	Distributor and Investment Adviser
MML Investors Services LLC	Distributor and Investment Adviser
Mid-Atlantic Capital Corp	Distributor
Minnesota Life Insurance Company / Securian Financial Group	Distributor and Investment Adviser
Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. LLC	Distributor and Investment Adviser
Nationwide Financial Services, Inc.	Distributor and Investment Adviser
NYLife Distributors LLC	Distributor and Investment Adviser

Service Provider	Payments Received From
Oppenheimer & Co. Inc.	Distributor
Pershing LLC / BNY Mellon N.A.	Investment Adviser
Prudential Investment Management Services LLC / Prudential Investments LLC	Investment Adviser
Raymond James Financial Services, Inc.	Investment Adviser
RBC Capital Markets Corporation	Investment Adviser
Standard Insurance Company	Investment Adviser
SunGard Institutional Brokerage, Inc.	Distributor
TD Ameritrade Clearing, Inc.	Distributor and Investment Adviser
TD Ameritrade Trust Company	Distributor and Investment Adviser
Teachers Insurance and Annuity Association of America	Distributor and Investment Adviser
T. Rowe Price Retirement Plan Services, Inc. T. Rowe Price Investment Services, Inc.	Distributor and Investment Adviser
Trust Company of America	Distributor
UBS Financial Services Inc.	Distributor and Investment Adviser
United of Omaha Life Insurance Company and Companion Life Insurance Company	Distributor
U.S. Bank, N.A.	Distributor and Investment Adviser
VALIC Retirement Services Company	Distributor and Investment Adviser
The Vanguard Group, Inc./Vanguard Marketing Corporation	Distributor and Investment Adviser
Wells Fargo Advisors, LLC	Distributor and Investment Adviser
Wells Fargo Bank, N.A.	Distributor and Investment Adviser
Wilmington Trust Company/Broadridge Business Process Outsourcing, LLC	Distributor and Investment Adviser
Conduent HR Services, LLC (formerly Xerox HR Solutions, LLC)	Distributor and Investment Adviser
Charles Schwab Trust Bank	Distributor and Investment Adviser
LPL Financial LLC	Distributor and Investment Adviser
American Enterprise Investment Services, Inc.	Distributor and Investment Adviser
Principal Life Insurance Company	Distributor and Investment Adviser

Code of Ethics

The Board has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust and the Investment Adviser (the “Code of Ethics”). The Code of Ethics significantly restricts the personal investing activities of the officers, Trustees and employees of the Investment Adviser with access to investment information (“access persons”) and, as described below, imposes additional restrictions on the Funds’ investment personnel.

The Code of Ethics requires that access persons who are employees of the Investment Adviser preclear personal securities investments, with limited exceptions, such as mutual funds, high-quality short-term securities, direct obligations of the U.S. government, and municipal securities. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. No access person may purchase or sell any security (except certain exempt securities) that at the time is being purchased or sold, or to the knowledge of the access person is being considered for purchase or sale, by a

Fund. Further, access persons are restricted from investing in securities which a Fund is trading, and are prohibited from profiting on short-term trading in securities. All employees are prohibited from trading in a security while in possession of material nonpublic information and from engaging in transactions intended to manipulate the market.

The Board has also approved a separate Code of Ethics under Section 406 of the Sarbanes-Oxley Act applicable to the Trust’s president and treasurer. This Code of Ethics addresses conflicts of interest, disclosure and compliance, and reporting and accountability for principal executives and senior financial officers.

Proxy Voting Policies and Procedures

The Investment Adviser votes the proxies of companies owned by the Funds. The Investment Adviser votes proxies solely in what the Investment Adviser believes is the best interests of a Fund and its shareholders in accordance with its Proxy Voting Policies and Procedures. The Investment Adviser votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. The Investment Adviser recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s positions. Under its guidelines, the Investment Adviser generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. The Investment Adviser generally votes against anti-takeover mechanisms. The Investment Adviser votes other matters – including equity-based compensation plans and social and environmental issues – on a case-by-case basis.

The Investment Adviser’s interests may conflict with the interests of a Fund on certain proxy votes where the Investment Adviser might have significant business or personal relationships with the company or its officers. The Investment Adviser’s chief operating officer in consultation with the general counsel/CCO decides if a vote involves a material conflict of interest. If so, the Investment Adviser will either (i) obtain instructions or consent from the Trustees on voting, (ii) vote in accordance with a “for” or “against” or “with management” guideline if one applies, or (iii) if no such guideline applies, follow the recommendation of a third party proxy voting consultant unaffiliated with the Investment Adviser, such as ISS. To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships, and proxy votes involving issuers where a significant relationship has been identified by the proxy research provider will be reviewed by the Investment Adviser’s chief operating officer.

Foreign proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent the Investment Adviser’s ability to vote. For example, the Investment Adviser might refrain from voting if it or its agents are required to appear in person at a shareholder meeting or if the exercise of voting rights would result in the imposition of trading or other ownership restrictions. As a result, a Fund’s foreign proxies will be voted on a best efforts basis only and the Investment Adviser may decide not to vote a foreign proxy if the Investment Adviser determines that it would be impractical or disadvantageous to do so. In addition, the Investment Adviser will not vote proxies (U.S. or foreign) if it does not receive adequate information from the

Fund’s custodian in sufficient time to cast the vote. To assist in voting proxies, the Investment Adviser may use independent research and recordkeeping software provided by third parties. This is only a summary of the Investment Adviser’s Proxy Voting Policies and Procedures.

Information regarding how the Funds voted proxies of companies owned by the Funds during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-947-7000 and (2) on the Commission’s website at http://www.sec.gov.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

Reference is made to “How to Purchase, Exchange and Sell Fund Shares” in the Prospectus for certain information as to the purchase of Funds’ shares.

Each Fund issues two classes of shares: Investor Class and Institutional Class. Each Investor Class and Institutional Class share of a Fund represents an identical interest in the investment portfolio of that Fund, and has the same rights, except that Investor Class shares bear the expenses of ongoing shareholder service fees. The shareholder service fees that are imposed on Investor Class shares are imposed directly against Investor Class shares and not against all assets of the particular Fund, and, accordingly such charges do not affect the NAV of Institutional Class shares. Dividends paid by a Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that shareholder service fees in relation to Investor Class shares are borne exclusively by that class.

Each Fund offers its shares at a public offering price equal to the next determined NAV. The applicable offering price for purchase orders is based upon the NAV of a Fund next determined after receipt of the purchase, exchange or redemption order by SS&C GIDS, Inc.., P.O. Box 219085, Kansas City, Missouri 64121-7159 or an authorized financial intermediary. Purchases, exchanges and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange (“NYSE”) is open for business. Currently, the weekdays on which the Funds are closed for business are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or, as applicable, the weekday any such holiday is observed). Shares of the Funds are offered on a continuous basis.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the Commission by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the Commission has by order permitted. The Trust also reserves the right to suspend exchanges or sales of shares of a Fund for any period during which the NYSE, the Investment Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds may enter into agreements with broker-dealers or other financial intermediaries (in some cases, “supermarket” arrangements) allowing investors to purchase, exchange and redeem shares of a Fund through the financial intermediary. In connection with these arrangements, a Fund will authorize the financial intermediary to accept on its behalf purchase, exchange and redemption orders. In turn, the financial intermediary is authorized to designate other intermediaries to accept purchase, exchange and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase, exchange or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after accepted by an authorized financial intermediary or the financial intermediary’s authorized designee and timely transmitted to the Fund. In addition, a financial intermediary or its designee may charge its customers transaction fees on the purchase, exchange or sale of a Fund’s shares.

Purchase orders received prior to 4:00 p.m. Eastern Time, which includes orders received after the determination of NAV on the previous day, will receive the current business day’s NAV. Note that your financial intermediary’s deadline to receive your order may be earlier than this deadline. Purchase orders received after 4:00 p.m. Eastern Time will be processed using the next trading day’s price. See “Pricing of Shares – Determination of Net Asset Value” below for additional information.

Issuance of Fund Shares for Securities

Investors may purchase a Fund’s shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid, and (c) have a value that is readily ascertainable via listing on or trading in a recognized U.S. or international exchange or market.

Exchanges

Investors may only exchange shares into other Funds within the same share class. As described in the Prospectus, exchanges are subject to the minimum investment requirements of the Fund purchased, and exchange minimums and maximums.

Investors may exchange shares by mail, telephone, or over the Internet, as described in the Prospectus. An exchange of shares will have the same tax consequences as a redemption of shares. Exchange orders received prior to 4:00 p.m. Eastern Time, which includes orders received after the determination of NAV on the previous day, will receive the current business day’s NAV. Exchange orders received after 4:00 p.m. Eastern Time will be processed using the next trading day’s price.

Exchanges between Funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or other taxpayer identification number.

If shares are held through a financial intermediary, contact the intermediary to exchange Fund shares. Financial intermediaries may have their own limitations, restrictions or fees on exchange requests. Shares held in employer-sponsored retirement plans may be exchanged into other Funds by contacting the investor’s plan administrator or recordkeeper.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund’s Transfer Agent. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to a Fund. The redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as such names appear on the Transfer Agent’s register. The signatures on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the

Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the address of record on the Transfer Agent’s register and (iii) the address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-866-947-7000. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the shareholder’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. A Fund may temporarily suspend telephone transactions at any time.

Shareholders may experience difficulty in conducting telephonic redemptions during times of drastic economic or market changes. In the event shareholders are unable to redeem shares via telephone, they should try other available methods of redemption, such as mail.

As discussed in the Prospectus, a shareholder may also redeem shares via the Funds’ website at www.causewayfunds.com. The Funds will take certain precautions to protect your account from fraud, including requiring authorized users to provide proper identifying information and passwords. However, notwithstanding these precautions, this account feature involves a risk of loss from unauthorized or fraudulent transactions. From time to time, access to your account information on the Internet may not be available due to, among other things, high levels of shareholder activity and routine maintenance of the website. Further, a Fund may temporarily suspend Internet transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. For shareholders redeeming through financial intermediaries, payments will be made on the settlement date agreed between the Trust and the intermediary or through the NSCC system. Redemptions through the automated NSCC system that exceed certain threshold amounts established by the Funds will be removed from processing by the Transfer Agent and processed manually with payments sent within seven calendar days. At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment has been collected for the purchase of such Fund shares (up to 15 calendar days). In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Securities dealers and other financial intermediaries have the responsibility of submitting redemption requests received from customers prior to 4:00 p.m. Eastern Time to the Fund within agreed upon time deadlines to obtain that day’s closing price. Each Fund reserves the right to reject any order for redemption, which right of rejection might adversely affect shareholders seeking redemption through financial intermediaries.

Redemption in Kind

Each Fund generally pays sale (redemption) proceeds in cash. However, under certain conditions (including for the protection of a Fund’s remaining shareholders), a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (a “redemption in kind”). Each Fund also may, but is not required to, pay redemptions in kind at the request of a shareholder if a Fund’s officers believe that doing so would not hurt the Fund. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. In general, in-kind redemptions to affiliated shareholders will as closely as practicable represent the affiliated shareholder’s pro rata share of a Fund’s securities, subject to certain exceptions. Securities distributed in-kind to unaffiliated shareholders will be selected by the Investment Adviser in a manner the Investment Adviser deems to be fair and reasonable to a Fund’s shareholders. The Trust, on behalf of the International Value Fund, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the International Value Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of its NAV during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the International Value Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. It is unlikely that your shares would ever be redeemed in kind, but if they were, then in addition to taxes on any net capital gains from the redemption, you would probably have to pay transaction costs to sell the securities distributed to you. See “Federal Tax Aspects” below. In addition, securities redeemed in kind will be subject to market risk until sold by the shareholder.

PRICING OF SHARES

Determination of Net Asset Value

The purchase, exchange and redemption price of shares is the net asset value of each share or NAV. Each Fund’s securities are valued by the Funds’ Administrator pursuant to valuations provided by independent pricing services (generally, last reported sale prices), unless there is no readily ascertainable market value for a security or if the Funds’ valuation designee (the Investment Adviser), acting through the Investment Adviser’s fair value committee (the “Fair Value Committee”), thinks a market price is unreliable. Fund securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or OTC for which market quotations are available are valued at the last reported sale price (“regular way”) as of the close of regular trading on each Business Day (defined as days on which the NYSE is open for business) or, if there is no such reported sale, at the last reported bid price for long positions and at the last available ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market.

When a Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by a Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded, and the settlement prices are provided by an independent source. On days when there is excessive volume or market volatility or when a futures contract does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time a Fund calculates its NAV. On these days, the best available price (which is typically the last sale price) may be used to value a Fund’s futures contracts. Participation notes, warrants or similar equity-related corporate obligations used to obtain exposure to the China A-Share market are fair valued based on the underlying stocks and terms of the note, warrant or obligation, including those related to performance and fees. Other investments, including related options and forward FX contracts and swaps, are stated at market value. The prices for foreign securities are reported in local currency and converted into U.S. dollars typically at the currency exchange rate quoted at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the most recently quoted sale price. The pricing services rely primarily on prices of actual market transactions and trader quotations. The pricing services may also use matrix systems to determine valuations for fixed income securities. These systems consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Investments in mutual funds that are not ETFs are valued daily at the NAV.

If there is no readily ascertainable market value for a security or if the valuation designee thinks a market price is unreliable, the valuation designee, acting through the Fair Value Committee, will make a good faith determination of the “fair value” of the security under policies and procedures approved by the Board. The Funds use a third-party fair valuation vendor for equity securities that are traded primarily on foreign exchanges. The vendor provides fair values for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each foreign security. The Funds will value their foreign securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds established by the Fair Value Committee. The vendor may not be able to provide fair values for certain securities, including securities of companies in emerging markets.

The Funds will own securities that are listed on foreign exchanges. These securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares. It is possible that market timers or “arbitrageurs” may buy or sell Fund shares in short-term trades to seek to profit from predicted price movements in foreign markets not yet reflected in a Fund’s NAV. Such trades may adversely affect existing shareholders.

Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, if the Fair Value Committee concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer-specific factors. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of a security determined by this method is higher or lower than the price a Fund would receive if it sold the security.

The NAV of each Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets held by the Fund (including interest and dividends accrued but not yet received) minus all liabilities attributable to the Fund (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the shareholder service fees paid by Investor Class shares, are accrued daily. The per share NAV of Investor Class shares of a Fund will reflect the daily expense accruals of the shareholder service fees applicable to Investor Class shares.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to 4:00 p.m. Eastern Time. The values of such securities used in computing the NAV of a Fund’s shares are determined as of such time. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and 4:00 p.m. Eastern Time that may not be reflected in the computation of a Fund’s NAV.

Each investor may add to or reduce its investment in a Fund on each day the NYSE is open for trading. The value of each investor’s interest in the Fund will be determined as of 4:00 p.m. Eastern Time on each Business Day by multiplying the NAV of the Fund by the number of shares held by the investor. Any additions or withdrawals to be effected on that day will then be effected.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board, the Investment Adviser is responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. In executing transactions with brokers and dealers, the Trust’s policy is that the Investment Adviser shall seek to obtain the best available price in the best available market so that the Trust’s total costs or proceeds are the most favorable under the circumstances, taking into account all relevant factors. In placing agency brokerage, the Investment Adviser considers the size and nature of an order, the difficulty of execution and the full range and quality of a broker-dealer’s services, including among other things:

•	Execution capability,

•	Brokerage and research services,

•	Responsiveness,

•	Level of commission rates charged,

•	Financial soundness,

•	Back office processing capabilities, and

•	Participation in client commission recapture or directed brokerage programs.

For foreign exchange and other principal trades, the Investment Adviser considers the bid and/or offer price and also considers the factors described above, excluding brokerage and research services, commission rates, and client commission recapture programs, which factors are not applicable to principal trades.

The Investment Adviser is not required to adhere to any rigid formulas in selecting broker-dealers, but weighs a combination of some or all of the factors noted above. The determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution for a Fund and the Investment Adviser’s other clients. The Investment Adviser’s traders monitor prices of full service equity trades by comparing completed equity trades to the stock’s volume-weighted average price (“VWAP”) for the trading day. Portfolio managers and research analysts assess brokers based on research services and communicate assessments to the Trading Desk. Portfolio managers and traders receive weekly and annual reports listing brokers and commissions, monitor the amount of commissions allocated among broker-dealers and seek to allocate transactions to broker-dealers who provide superior execution and research services. In addition, the Investment Adviser uses a third party service provider to assist the firm in assessing best execution. These assessments are distributed to relevant portfolio managers, traders, and compliance staff and reviewed semi-annually at meetings of the Investment Adviser’s Best Execution Group.

For equity agency trades, the Investment Adviser may consider proprietary or third party brokerage and research services provided by broker-dealers as a factor in their selection. The Investment Adviser may effect securities transactions that cause a Fund to pay an amount of commission in excess of the amount of commission another broker-dealer would have charged; provided, that the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker-dealer used by the Investment Adviser, viewed in terms of either the specific transaction or the Investment Adviser’s overall responsibilities to the accounts, including the Funds, for which it exercises investment discretion.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy. Research may be in the form of research reports, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts. Research services furnished by broker-dealers may be used in servicing all the Investment Adviser’s accounts and not all such services may be used in connection with a Fund or any other particular account of the Investment Adviser which paid commissions to the broker-dealer providing such services.

Pursuant to Commission interpretative guidance, the Investment Adviser uses commission sharing arrangements (“CSAs”) with certain brokers. These CSA brokers execute trades and credit soft dollars to pools from which the Investment Adviser directs payments to the CSA brokers, third-party brokers, and independent research providers based on commission targets. The use of CSAs is intended to assist the Investment Adviser in providing credits to brokers who, in its judgment, provide the best access to analysts and management, and to independent research providers, while using reliable execution brokers which the Investment Adviser believes will benefit the Investment Adviser’s accounts, including the Funds.

The Funds anticipate that their brokerage transactions involving securities of issuers domiciled in countries other than the U.S. generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the U.S. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S.

Foreign equity securities may also be held by the Funds in the form of ETFs, depositary receipts including ADRs, EDRs, GDRs, and SDRs, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the U.S. or Europe or other countries, as the case may be. ADRs and ETFs, like other securities traded in the U.S., will be subject to negotiated commission rates.

A Fund’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Funds are redeemable on a daily basis in U.S. dollars, the Funds intend to manage their portfolios so as to give reasonable assurance that they will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser when one or more clients of the Investment Adviser are selling the same security. Transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

For the fiscal years ended September 30, 2022, 2021, and 2020, the International Value Fund paid aggregate brokerage commissions in the amount of $4,639,225, $4,068,143, and $4,726,782, respectively.

For the fiscal years ended September 30, 2022, 2021, and 2020, the Global Value Fund paid aggregate brokerage commissions in the amount of $46,672, $52,158, and $76,578, respectively.

For the fiscal years ended September 30, 2022, 2021, and 2020, the Emerging Markets Fund paid aggregate brokerage commissions in the amount of $1,537,384, $1,573,464, and $1,308,282, respectively.

For the fiscal years ended September 30, 2022, 2021, and 2020, the International Opportunities Fund paid aggregate brokerage commissions in the amount of $208,851, $154,403, and $138,326, respectively.

For the fiscal years ended September 30, 2022, 2021, and 2020, the International Small Cap Fund paid aggregate brokerage commissions in the amount of $55,650, $51,275, and $53,500, respectively.

For the fiscal year ended September 30, 2022 and the fiscal period ended September 30, 2021, the Concentrated Equity Fund paid aggregate brokerage commissions in the amount of $3,134 and $4,369, respectively; it had not commenced operations prior to the 2021 fiscal period.

Aggregate commissions for a Fund will vary from year-to-year due to asset size and cash flows.

For the fiscal years ended September 30, 2022, 2021, and 2020, none of the Funds paid brokerage commissions to the Distributor.

For the fiscal year ended September 30, 2022, the International Value Fund directed $3,988,427,458 in transactions to brokers in part because of research services provided and paid $3,932,128 in commissions on such transactions. For the fiscal year ended September 30, 2022, the Global Value Fund directed $42,939,606 in transactions to brokers in part because of research services provided and paid $32,722 in commissions on such transactions. For the fiscal year ended September 30, 2022, the International Opportunities Fund directed $119,926,102 in transactions to brokers in part because of research services provided and paid $117,763 in commissions on such transactions. For the fiscal year ended September 30, 2022, the Emerging Markets Fund and the International Small Cap Fund did not direct transactions to brokers in part because of research services provided. For the fiscal year ended September 30, 2022, the Concentrated Equity Fund directed $206,995 in transactions to brokers in part because of research services provided and paid $194 in commissions on such transactions.

During the fiscal year ended September 30, 2022, the International Value Fund acquired securities of its following “regular” brokers or dealers (as defined in Rule 10b-1 under the 1940 Act): Barclays plc, BNP Paribas SA, Credit Suisse Group AG. As of September 30, 2022, the International Value Fund’s aggregate holdings of its regular brokers or dealers were:

Name of Broker	Type of Security Held	Value (000)
Barclays plc	Equity	$88,737
BNP Paribas SA	Equity	$33,991
Credit Suisse Group AG	Equity	$0

During the fiscal year ended September 30, 2022, the Global Value Fund acquired securities of its following “regular” brokers or dealers (as defined in Rule 10b-1 under the 1940 Act): Citigroup Inc, Credit Suisse Group AG, Barclays plc, Wells Fargo & Co.. As of September 30, 2022, the Global Value Fund’s aggregate holdings of its regular brokers or dealers were:

Name of Broker	Type of Security Held	Value (000)
Citigroup Inc	Equity	$525
Credit Suisse Group AG	Equity	$0
Barclays plc	Equity	$583
Wells Fargo & Co.	Equity	$553

During the fiscal year ended September 30, 2022, the International Opportunities Fund acquired securities of its following “regular” brokers or dealers (as defined in Rule 10b-1 under the 1940 Act): Barclays plc, BNP Paribas SA, Credit Suisse Group AG. As of September 30, 2022, the International Opportunities Fund’s aggregate holdings of its regular brokers or dealers were:

Name of Broker	Type of Security Held	Value (000)
Barclays plc	Equity	$2,535
BNP Paribas SA	Equity	$973
Credit Suisse Group AG	Equity	$0

During the fiscal year ended September 30, 2022, the Concentrated Equity Fund acquired securities of its following “regular” brokers or dealers (as defined in Rule 10b-1 under the 1940 Act): Citigroup Inc. As of September 30, 2022, the International Opportunities Fund’s aggregate holdings of its regular brokers or dealers were:

Name of Broker	Type of Security Held	Value (000)
Citigroup Inc	Equity	$108

SHAREHOLDER SERVICES

The Funds offer a number of shareholder services described below that are designed to facilitate investment in their shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Funds by calling 1-866-947-7000, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Funds do not issue share certificates.

Retirement and Education Savings Plans

The minimum initial purchase to establish a retirement plan or Coverdell education savings account in each Fund is $5,000. Dividends and other distributions received by retirement plans and those accounts generally are exempt from federal income taxation. Different tax rules apply to Roth IRAs and Coverdell educational savings accounts. Investors considering participation in any retirement or savings plan or account should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan or account.

Automatic Dividend Reinvestment Plan

Shareholders may, at any time, by written notice to their selected securities dealer, or other financial intermediary if their account is maintained with an intermediary, or by written notice or telephone call to the Transfer Agent (tel: 1-866-947-7000) or online at www.causewayfunds.com, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or net capital gains paid on shares of their Fund in cash, rather than reinvested in shares of their Fund (provided that, if a dividend on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such dividend in cash, but it will automatically be reinvested in additional Fund shares). These instructions will take effect ten days after the receipt by the Transfer Agent of such notice. The Funds are not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

FEDERAL TAX ASPECTS

General

Each Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”). (All “section” references in this part of this Statement of Additional Information are to the Code.) By doing so, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders an amount at least equal to 90% of its investment company taxable income and net-tax exempt income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from interests in certain publicly traded partnerships that are treated as partnerships for federal tax purposes and derive less than 90% of their gross income from the items described in clause (1)(a) (so-called “qualified publicly traded partnerships”) (each, a “QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).

If a Fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of certain cure provisions — then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income — except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), the part thereof that is “qualified dividend income” (generally, dividends it receives or stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) (“QDI”) would be subject to federal income tax at the rate for net capital gain, a maximum of 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts — and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

A Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year (taking into account certain deferrals and elections) and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. A Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Each Fund generally intends to meet this distribution requirement to avoid Excise Tax liability.

Special Tax Treatment

Certain of a Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions, (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute qualifying income for purposes of the Income Requirement. The application of these rules could cause a Fund to be subject to U.S. federal income tax or the Excise Tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Foreign Investments

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (collectively, “foreign taxes”) that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations — which is likely in the case of each Fund — the Fund will be eligible to, and intends to (as each Fund has filed in recent taxable years), file an election with the Internal Revenue Service (“Service”) that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its foreign-source income.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and whose foreign source income is all “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes a Fund paid if the shareholder has not held Fund shares for at least 16 days during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends it receives are effectively connected with the conduct of a U.S. trade or business.

A Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on that stock or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on individuals’ and certain other non-corporate shareholders’ QDI mentioned above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Each Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which the election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. Each Fund reserves the right to make investments in PFICs as a matter of its investment policy.

A Fund may invest in ownership interests in foreign income, royalty, and similar trusts. The tax consequences to a Fund of an investment in such a trust depend on the trust’s classification for federal tax purposes, generally as a corporation or a partnership:

(1) If such a trust is classified as a corporation, it would be a PFIC (with the income tax consequences to an investing Fund described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of income trusts are), and did not hold substantial investment-type assets. In the latter event, distributions from the trust to a Fund that invested therein would be treated as dividends that, under certain circumstances, would be treated as QDI; or

(2) If such a trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a QPTP, in which event all its net income (regardless of source) would be qualifying income to an investing Fund under the Income Requirement. But if such a trust is not a QPTP, then (a) it would be a publicly traded partnership that likely would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned above, or (b) if not, a Fund that invested therein would treat its share of the trust’s income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized by the Fund in the same manner as realized by the trust, and any non-qualifying income of the trust would pass-through to the Fund.

Derivatives and Foreign Currencies

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, and swap agreements involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives from its business of investing in securities or foreign currencies, if any, will be treated as qualifying income under the Income Requirement. Each Fund monitors its transactions, and seeks to make appropriate tax elections and entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment, or enters into a swap agreement, to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and Excise Taxes.

A Fund’s need to satisfy the Income Requirement and the Diversification Requirements to qualify as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement — in particular, whether such a payment is, wholly or partially, ordinary income or capital gain — will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the Service. While each Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the Service might not accept that treatment. If it did not, a Fund’s status as a RIC might be affected. The Funds intend to monitor developments in this area.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — but generally excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which a Fund invests may be subject to section 1256 (collectively “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and sixty percent of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., regarding the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the Excise Tax.

Under section 988, any gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swap agreements) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to its shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares. Although each Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all, or any substantial part, of its holdings of foreign currencies to U.S. dollars on a daily basis. When a Fund does so, it will incur the costs of currency conversion.

Section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments and swap agreements in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of its gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a Fund writes (sells) a covered call option that expires, it will realize a short-term capital gain at the time of the expiration equal to the amount of the premium it received for writing the option. If a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. If such an option is exercised, a Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

If a Fund has an “appreciated financial position” — generally, any position (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

Capital Loss Carryovers

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals are applicable to RICs. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years; any such carryforward losses will retain their character as short-term or long-term.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Equalization Accounting

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a RIC the effect of which is described above.

Taxation of the Funds’ Shareholders

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually. The per-share dividends on a Fund’s Investor Class shares will normally be lower than the per-share dividends on its Institutional Class shares as a result of the shareholder service fees applicable to the Investor Class shares.

Distributions to noncorporate shareholders by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will generally be taxable as QDI (mentioned above), which is eligible to be taxed at long-term capital gain rates, to the extent a Fund receives QDI on the securities it holds and a Fund reports the distribution as QDI. QDI is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not PFICs and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Substitute payments received by a Fund for securities lent out by a Fund will not be QDI. A dividend from a Fund will not be treated as QDI to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or a Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Dividends received by a Fund from a REIT or another RIC may be treated as QDI only to the extent the dividend distributions are attributable to QDI received by such REIT or other RIC.

Dividends paid by a Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, are not eligible for the dividends received deduction for corporations.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital.

Any capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the NAV of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder. A redemption of those shares at that time, however, would result in a capital loss for federal income tax purposes.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs (“Qualifying REIT Dividends”) and certain taxable income from publicly traded partnerships (“MLP Income”). Applicable treasury regulations permit a RIC to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a RIC (such as a Fund) to pass through the special character of MLP Income to the RIC’s shareholders.

Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by a Fund in writing to its shareholders, will be exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption from withholding tax, and a portion of the Fund’s distributions (e.g., interest and dividends from foreign sources or any foreign currency gains) would be ineligible for such exemption. Foreign shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by a Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Any capital gain realized by a foreign shareholder upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends

(including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, foreign shareholders of the Fund may be subject to U.S. estate tax with respect to their Fund shares.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are shareholders in a Fund may be subject to a generally nonrefundable 30% withholding tax on income dividends paid by a Fund. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund).

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. Entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service under section 1471(b) of the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the relevant Fund or other applicable withholding agent, which will, in turn, report any required information to the Service.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

*        *         *        *        *

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in a Fund. It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), or differing interpretations, any of which may be prospective or retroactive. Fund distributions also may be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state, or local taxes.

GENERAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by separate series of shares. The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular fund. Each share represents an interest in a fund proportionately equal to the interest of each other share, except that the Investor Class shares are subject to shareholder service fees. The holders of shares have no preemptive or conversion rights. Shares when issued pursuant to the Prospectus are fully paid and non-assessable. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board may create additional classes of shares.

The Trust or any of the Funds may be terminated if approved by the Trustees pursuant to written notice to shareholders or by the approval of the holders of a majority of the Trust’s (or the respective Fund’s) outstanding shares, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority” of a Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares of the Fund. If not so terminated, the Trust and the Funds will continue indefinitely.

Trustee and Shareholder Liability

The Declaration of Trust provides that the Trustees will not be liable for any act, omission or obligation of the Trust or any Trustee, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held liable for the Trust’s obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides that every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or any portfolio shall include a recitation limiting the obligation represented thereby to the Trust and its assets or to one or more portfolios and their assets. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the Trust’s obligations solely by reason of being or having been a shareholder and not because of his/her/its acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

Other Information

The Prospectus and this Statement of Additional Information, any contracts filed as exhibits to the Trust’s registration statement, related regulatory filings, and any other Fund communications or disclosure documents do not create any contractual obligations between a Fund and shareholders. A Fund may amend any of these documents, enter into or amend other contracts, and interpret its investment objective, policies, restrictions and contractual provisions applicable to it, without shareholder approval except where shareholder approval is specifically required by law or the Trust’s governing documents or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Prospectus or Statement of Additional Information. Further, shareholders are neither parties nor intended third-party beneficiaries of any contracts entered into by (or on behalf of) a Fund, including contracts with the Investment Adviser or other parties providing services to the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017, has been selected as the independent registered public accounting firm of the Funds. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Custodian

The Bank of New York Mellon, 2 Hanson Place, Brooklyn, NY 11217, acts as custodian of each Fund’s assets. Under its contract with the Trust, the Custodian is authorized to establish and maintain one or more securities accounts and cash accounts for each Fund and to cause foreign securities owned by the Trust to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds’ investments.

Transfer Agent

SS&C GIDS, Inc., 1055 Broadway, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Trust under an agency agreement with the Trust. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

Dechert LLP, One Bush Street, Suite 1600, San Francisco, CA 94104, is counsel for the Trust. Certain legal matters in connection with the capital shares offered by the Prospectus have been passed upon for the Funds by Dechert LLP.

Reports to Shareholders

The fiscal year of the Funds ends on September 30 of each year. Each Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report containing financial statements audited by an independent registered public accounting firm is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gain distributions.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Funds at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Funds have filed with the Commission, under the Securities Act and the 1940 Act, to which reference is hereby made.

Financial Statements

The audited financial statements of the Funds and the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, thereon are incorporated herein by reference to the applicable Funds’ annual reports to shareholders for the fiscal year or period ended September 30, 2022. Such financial statements have been incorporated herein in reliance upon such reports and on the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing. The annual reports are available upon request without charge by contacting the Funds at the address or telephone number set forth on the cover page of this Statement of Additional Information or at www.causewayfunds.com.

Control Persons and Principal Holders of Securities

As of January 1, 2023, the officers and Trustees, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of each Fund.

As of January 1, 2023, the following persons owned 5% or more of a class of the outstanding voting securities of a Fund. The ownership percentages below represent ownership of record rather than beneficial ownership:

International Value Fund:

Name and Address	Class Owned	Percentage of Class Owned
National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Investor Class	64.17%

Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor Class	13.14%

National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Institutional Class	27.55%

Morgan Stanley Smith Barney LLC FBO Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	Institutional Class	13.30%

Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Institutional Class	11.25%

SEI Private Trust Company c/o Principal Financial ID 636 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	Institutional Class	6.23%

Global Value Fund:

Name and Address	Class Owned	Percentage of Class Owned
National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Investor Class	41.01%

Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	Investor Class	15.97%

Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor Class	15.97%

SEI Private Trust Company Cust. Roth Combined IRA 01/01/2012 FBO Customer Austin, TX 78735-8656	Investor Class	11.25%

TD Ameritrade Inc For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	Investor Class	5.90%

Morgan Stanley Smith Barney LLC FBO Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1901	Institutional Class	54.28%

Capinco C/O US Bank NA 1555 N Rivercenter Drive Suite 302 Milwaukee, WI 53212-3958	Institutional Class	31.57%

Empower Trust FBO Employee Benefits Clients 401k 8515 E. Orchard Rd 2T2 Greenwood Village, CO 80111-5002	Institutional Class	5.70%

Emerging Markets Fund:

Name and Address	Class Owned	Percentage of Class Owned
National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Investor Class	87.47%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor Class	6.27%

National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Institutional Class	25.93%

Morgan Stanley Smith Barney LLC FBO Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1901	Institutional Class	13.53%

Healthcare Employees Pension Plan – Manitoba 900-200 Graham Ave. Winnipeg, MB R3C 4L5 Canada	Institutional Class	9.86%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Institutional Class	7.16%

MAC & Co. Attn: Mutual Fund Ops 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	Institutional Class	6.68%

Band & Co. c/o US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	Institutional Class	6.46%

MAC & Co. Attn: Mutual Fund Ops 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	Institutional Class	5.85%

International Opportunities Fund:

Name and Address	Class Owned	Percentage of Class Owned
Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor Class	74.75%

National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Investor Class	19.26%

MAC & Co. Attn: Mutual Fund Ops 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	Institutional Class	36.52%

Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Institutional Class	16.59%

SEI Private Trust Company c/o M&T Bank ID 337 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	Institutional Class	12.30%

National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Institutional Class	9.22%

Maril & Co c/o Reliance Trust Company 4900 W. Brown Deer Rd Milwaukee, WI 53223-2422	Institutional Class	9.12%

MAC & Co. Attn: Mutual Fund Ops 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	Institutional Class	6.06%

Citi Private Bank 480 Washington Blvd, 15th Floor Jersey City, NJ 07310-2092	Institutional Class	5.85%

International Small Cap Fund:

Name and Address	Class Owned	Percentage of Class Owned
Charles Schwab & CO INC Special Custody Account For the Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	Investor Class	92.55%

National Financial Services LLC FBO Executive Benefit of Customers Attn Mutual Funds Dept 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Investor Class	5.98%

National Financial Services LLC FBO Executive Benefit of Customers Attn Mutual Funds Dept 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Institutional Class	48.03%

Charles Schwab & Co. Inc. Special Custody Account For the Benefit of Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Institutional Class	23.40%

Concentrated Equity Fund:

Name and Address	Class Owned	Percentage of Class Owned
Causeway Capital Management LLC 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025-3349	Investor Class	94.23%

Private Investor Subject to DST TOD Rules Pawleys Island, SC 29585-7544	Investor Class	5.77%

Causeway Capital Management LLC 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025-3349	Institutional Class	96.71%

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Declaration of Trust(1)

	(2)	Amendment No. 1 to Schedule A to Declaration of Trust(6)

	(3)	Amendment No. 2 to Schedule A to Declaration of Trust(8)

	(4)	Amendment No. 3 to Schedule A to Declaration of Trust(9)

	(5)	Amendment No. 4 to Schedule A to Declaration of Trust(11)

	(6)	Amendment No. 5 to Schedule A to Declaration of Trust(13)

	(7)	Amendment No. 6 to Schedule A to Declaration of Trust(14)

	(8)	Amendment No. 7 to Schedule A to Declaration of Trust(18)

	(9)	Amendment No. 8 to Schedule A to Declaration of Trust(27)

(b)	(1)	Amended and Restated Bylaws(23)

(c)	Instruments defining rights of Shareholders – none, see Declaration of Trust

(d)	(1)	Investment Advisory Agreement for Causeway International Value Fund(2)

	(2)	Investment Advisory Agreement for Causeway Emerging Markets Fund(7)

	(3)	Investment Advisory Agreement for Causeway Global Value Fund(9)

	(4)	Investment Advisory Agreement for Causeway International Opportunities Fund(19)

	(5)	Amendment to Investment Advisory Agreement for Causeway Global Value Fund(16)

	(6)	Investment Advisory Agreement for Causeway International Small Cap Fund(20)

	(7)	Investment Advisory Agreement for Causeway Concentrated Equity Fund(28)

(e)	(1)	Distribution Agreement(2)

	(2)	Amendment No. 1 to Distribution Agreement(6)

	(3)	Amendment No. 2 to Distribution Agreement(8)

(f)	Bonus or Profit Sharing Contracts — none

(g)	(1)	Custody Agreements for Causeway International Value Fund(2)

	(2)	Amendment to Custody Agreement for Causeway Emerging Markets Fund(7)

	(3)	Amendment to Custody Agreement for Causeway Global Value Fund(9)

	(4)	Amendment to Custody Agreement for Causeway International Opportunities Fund(12)

	(5)	Amendment to Custody Agreement for Causeway International Small Cap Fund(20)

	(6)	Supplement to the Custody Agreement Hong Kong – China – Stock Connect Service(25)

	(7)	Amendment to Custody Agreement for Causeway Concentrated Equity Fund(28)

	(8)	Letter Amendment to the Supplement to the Custody Agreement Hong Kong – China – Stock Connect Service(28)

	(9)	) Letter Amendment to the Supplement to the Custody Agreement Hong Kong – China – Stock Connect Service – Updated Effective Date(29)

(h)	Other Material Contracts

	(1)	Administration Agreement(2)

	(2)	Amendment No. 1 to Administration Agreement(5)

	(3)	Amendment No. 2 to Administration Agreement / Amendment No. 1 to Distribution Agreement(6)

	(4)	Amendment No. 3 to Administration Agreement(7)

	(5)	Amendment No. 4 to Administration Agreement(9)

	(6)	Amendment No. 5 to Administration Agreement(11)

	(7)	Amendment No. 6 to Administration Agreement(12)

	(8)	Amendment No. 7 to Administration Agreement(14)

	(9)	Amendment No. 8 to Administration Agreement(16)

	(10)	Amendment No. 9 to Administration Agreement(20)

	(11)	Amendment No. 10 to Administration Agreement(21)

	(12)	Shareholder Service Plan and Agreement(2)

	(13)	Amendment No. 11 to Administration Agreement(23)

	(14)	Amendment to Administration Agreement Adding Additional Services(26)

	(15)	Amendment No. 13 to Administration Agreement(26)

	(16)	Amendment No. 14 to Administration Agreement(28)

	(17)	Amendment No. 15 to Administration Agreement(30)

	(18)	Expense Limit Agreement for Causeway International Small Cap Fund*

	(19)	Expense Limit Agreement for Causeway International Value Fund*

	(20)	Expense Limit Agreement for Causeway Emerging Markets Fund*

	(21)	Expense Limit Agreement for Causeway Global Value Fund*

	(22)	Expense Limit Agreement for Causeway International Opportunities Fund*

	(23)	Expense Limit Agreement for Causeway Concentrated Equity Fund*

(i)	Legal Opinion*

(j)	Other Opinions

	(1)	Consent of independent registered public accounting firm*

(k)	Omitted Financial statements – none

(l)	Initial Capital Agreement(2)

(m)	Rule 12b-1 Plan – not applicable

(n)	(1)	Rule 18f-3 Plan(2)

	(2)	Amended Rule 18f-3 Plan(15)

	(3)	Amended Rule 18f-3 Plan(23)

	(4)	Amended Rule 18f-3 Plan(26)

	(5)	Amended Rule 18f-3 Plan(28)

(o)	Reserved

(p)	(1)	Amended Code of Ethics of Registrant and its investment adviser*

	(2)	Amended Code of Ethics of Registrant’s principal underwriter(*)

(1)	Incorporated by reference from Registrant’s initial Registration Statement filed on August 15, 2001.
(2)	Incorporated by reference from Pre-Effective Amendment No. 1 filed on October 15, 2001.
(3)	Incorporated by reference from Post-Effective Amendment No. 2 filed on January 28, 2003.
(4)	Incorporated by reference from Post-Effective Amendment No. 5 filed on January 28, 2005.
(5)	Incorporated by reference from Post-Effective Amendment No. 6 filed on January 30, 2006.
(6)	Incorporated by reference from Post-Effective Amendment No. 7 filed on November 16, 2006.
(7)	Incorporated by reference from Post-Effective Amendment No. 8 filed on January 30, 2007.
(8)	Incorporated by reference from Post-Effective Amendment No. 9 filed on January 30, 2008.
(9)	Incorporated by reference from Post-Effective Amendment No. 11 filed on April 29, 2008.
(10)	Incorporated by reference from Post-Effective Amendment No. 12 filed on January 30, 2009.
(11)	Incorporated by reference from Post-Effective Amendment No. 13 filed on October 15, 2009.
(12)	Incorporated by reference from Post-Effective Amendment No. 14 filed on December 31, 2009.
(13)	Incorporated by reference from Post-Effective Amendment No. 15 filed on October 14, 2010.
(14)	Incorporated by reference from Post-Effective Amendment No. 19 filed on January 21, 2011.

(15)	Incorporated by reference from Post-Effective Amendment No. 23 filed on January 31, 2012.
(16)	Incorporated by reference from Post-Effective Amendment No. 25 filed on January 28, 2013.
(17)	Incorporated by reference from Post-Effective Amendment No. 27 filed on January 28, 2014.
(18)	Incorporated by reference from Post-Effective Amendment No. 30 filed on August 5, 2014.
(19)	Incorporated by reference from Post-Effective Amendment No. 32 filed on October 15, 2014.
(20)	Incorporated by reference from Post-Effective Amendment No. 33 filed on October 20, 2014.
(21)	Incorporated by reference from Post-Effective Amendment No. 38 filed on January 28, 2016.
(22)	Incorporated by reference from Post-Effective Amendment No. 40 filed on January 26, 2017.
(23)	Incorporated by reference from Post-Effective Amendment No. 42 filed on January 25, 2018.
(24)	Incorporated by reference from Post-Effective Amendment No. 46 filed on July 24, 2018.
(25)	Incorporated by reference from Post-Effective Amendment No. 48 filed on January 25, 2019.
(26)	Incorporated by reference from Post-Effective Amendment No. 50 filed on January 28, 2020.
(27)	Incorporated by reference from Post-Effective Amendment No. 52 filed on August 12, 2020.
(28)	Incorporated by reference from Post-Effective Amendment No. 54 filed on October 30, 2020.
(29)	Incorporated by reference from Post-Effective Amendment No. 56 filed on January 28, 2021.
(30)	Incorporated by reference from Post-Effective Amendment No. 57 filed on January 27, 2022.
*	Filed herewith.

Item 29. Persons Controlled by or Under Common Control With Registrant

There are no persons controlled by or under common control with the Registrant.

Item 30. Indemnification

Article VIII of the Registrant’s Declaration of Trust, provides for indemnification of certain persons acting on behalf of the Registrant. Article VIII, Section 8.1 provides that a trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Registrant or any trustee; provided, however, that nothing contained in the Registrant’s Declaration of Trust or in the Delaware Statutory Trust Act shall protect any trustee against any liability to the Registrant or the shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee.

Article VII, Section 3 of the Registrant’s Bylaws also provides that every person who is, or has been, a trustee or officer of the Registrant is indemnified to the fullest extent permitted by the Delaware Statutory Trust Act, the Registrant’s Bylaws and other applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

See “Management of the Fund” in the Prospectus and Statement of Additional Information.

The Investment Adviser, a Delaware limited liability company, is a registered investment adviser. Information as to the officers and managing member of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

Item 32. Principal Underwriter

(a)

Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012

NexPoint Funds I (f/k/a Highland Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
SEI Vista Fund, Ltd.	January 20, 2021
Delaware Wilshire Private Markets Trust	March 22, 2021
Catholic Responsible Investments Funds	November 17, 2021
SEI Exchange Traded Funds	May 18, 2022

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)

The following table provides information concerning the positions and offices that each director or officer of the Distributor holds with the Distributor and the Registrant. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

	Position and Office	Positions and Offices
Name	with Distributor	with Registrant
William M. Doran	Director	—
Paul F. Klauder	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	Director, President, & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
John P. Coary	Vice President & Assistant Secretary	—
Lori L. White	Vice President & Assistant Secretary	—
Judith A. Rager	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

Item 33. Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows: (a) With respect to Rules 31a-1(b)(2)(i)(a) – (e) and 31a-1(b)(3), the required books and records will be maintained at the offices of Registrant’s Custodian: The Bank of New York Mellon, One Wall Street, New York, NY 10286; (b) With respect to Rules 31a-1(a); 31a-1(b)(1); 31a-1(b)(2)(i)(c) – (f); 31a-1(b)(2)(ii) – (iii); and 31a-1(b)(3) – (8), the required books and records are maintained at the offices of Registrant’s Administrator: SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456; (c) With respect to Rules 31a-1 (b)(2)(iii); 31a-1(b)(4) – (7); 31a-1 (b)(9) – (11); and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Investment Adviser: Causeway Capital Management LLC, 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025; (d) With respect to Rule 31a-1 (b)(2)(iv), the required books and records are maintained at the offices of the Registrant’s Transfer Agent: SS&C GIDS, Inc. (formerly known as DST Systems, Inc.), 1055 Broadway, Kansas City, MO 64105; and (e) With respect to Rule 31a-1 (d), the required books and records are maintained at the offices of the Registrant’s Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Item 34. Management Services

None.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 58 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in Los Angeles, California on the 27th day of January, 2023

CAUSEWAY CAPITAL MANAGEMENT TRUST

/s/ Gracie V. Fermelia
By: Gracie V. Fermelia
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

NAME	TITLE	DATE

/s/ Gracie V. Fermelia	President	January 27, 2023
Gracie V. Fermelia

/s/ Eric Olsen	Treasurer (Principal Accounting Officer)	January 27, 2023
Eric Olsen

John R. Graham*	Trustee and Chairman of the Board	January 27, 2023
John R. Graham

Lawry J. Meister*	Trustee	January 27, 2023
Lawry J. Meister

Eric H. Sussman*	Trustee	January 27, 2023
Eric H. Sussman

Victoria B. Rogers*	Trustee	January 27, 2023
Victoria B. Rogers

* By /s/ Gracie V. Fermelia

(Gracie V. Fermelia, pursuant to a power of attorney as previously filed on October 23, 2020)